Exhibit 99.8

2026-27 Government Estimates General Revenue Fund

2026-27 Government Estimates General Revenue Fund Presented by the Honourable Nate Horner President of Treasury Board and Minister of Finance in the Legislative Assembly of Alberta February 26, 2026

ISBN  978-1-4601-6471-6

ISSN  2562-9174

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	5

Reconciliation of Supply Votes to Consolidated Fiscal Plan	6

Voted Amounts by Department	10

Statutory Amounts by Department	14

Non-Cash Amounts by Department	15

Entity Statutory Amounts by Ministry	17

DETAILS OF 2026-27 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	23

Affordability and Utilities	33

Agriculture and Irrigation	41

Arts, Culture and Status of Women	51

Assisted Living and Social Services	61

Children and Family Services	73

Education and Childcare	81

Energy and Minerals	89

Environment and Protected Areas	97

Executive Council	107

Forestry and Parks	113

Hospital and Surgical Health Services	121

Indigenous Relations	129

Infrastructure	137

Jobs, Economy, Trade and Immigration	147

Justice	157

Mental Health and Addiction	167

Municipal Affairs	175

Primary and Preventative Health Services	185

Public Safety and Emergency Services	197

Service Alberta and Red Tape Reduction	207

Technology and Innovation	217

Tourism and Sport	225

Transportation and Economic Corridors	233

Treasury Board and Finance	247

PREFACE

The 2026-27 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2026. Together with the 2026-27 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments will be found in the 2026-27 Entity Financial Information published in electronic form on the Budget 2026 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2026-27 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2026 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Reconciliation of Supply Votes to Consolidated Government Estimate;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department; and
◾	Entity Statutory Amounts by Ministry.

The Details of the 2026-27 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Programs;
◾	Supply Votes by Type and Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2026-27 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2026 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	Preface

The 2026-27 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2026 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2026-27 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 26, 2026. This includes the program and organization structure changes implemented in the Designation and Transfer of Responsibility Regulations made in April, May, June, and October of 2025, and in January 2026. The presentation methodology also includes program and structure changes outside of General Revenue Fund supply votes in the program responsibilities of Health Agencies and Corporations pursuant to the Alberta Health Act.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Budget 2025 documents tabled on February 27, 2025. Any such differences are the result of adjustments applied to maintain the comparability of prior-year amounts with the 2026-27 estimate amounts.

In addition to the Designation and Transfer of Responsibility Regulations, Budget 2026 itself will make the following changes in program responsibilities:

◾

The Ministry of Service Alberta and Red Tape Reduction will be made responsible for functions associated with the Access to Information Act which was formerly the responsibility of the Ministry of Technology and Innovation.

◾	The Ministry of Treasury Board and Finance will be made responsible for the Facility Emergency Planning Program which was formerly the responsibility of the Ministry of Infrastructure.
◾	The Ministry of Jobs, Economy, Trade and Immigration will be made responsible for the Invest Alberta Corporation which was formerly the responsibility of the Ministry of Executive Council.
◾	The Ministry of Treasury Board and Finance will be made responsible for public service pay and benefits which was formerly the responsibility of the Ministry of Service Alberta and Red Tape Reduction.
◾	The Ministry of Executive Council will be made responsible for procurement services which was formerly the responsibility of the Ministry of Service Alberta and Red Tape Reduction.
◾

The Ministry of Primary and Preventative Health Services will be made responsible for Alberta Precision Laboratories which was formerly the responsibility of the Ministry of Hospital and Surgical Health Services.

◾

The Ministry of Forestry and Parks will be made responsible for fish stocking operations, water boundary assessments in alignment with the Public Lands Act and the Land Titles Act, indigenous engagement support services related to wildlife, land and fisheries management, and operational shared services for regional administrative, financial and public front counter support which were formerly the responsibility of the Ministry of Environment and Protected Areas.

Preface	ii

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2026. The Financial Administration Act requires the 2026-27 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following the parliamentary democracy tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2026-27 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2026-27 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of non-financial assets other than tangible capital assets. Financial liabilities for alternatively-financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, emerging priorities, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	Preface

SCHEDULE OF AMOUNTS TO BE VOTED

DEPARTMENT and VOTE	Estimate

Advanced Education

Expense	$3,090,588,000

Capital Investment	$50,000

Financial Transactions	$886,900,000

Affordability and Utilities

Expense	$106,551,000

Capital Investment	$50,000

Financial Transactions	$94,279,000

Agriculture and Irrigation

Expense	$782,844,000

Capital Investment	$6,177,000

Arts, Culture and Status of Women

Expense	$194,296,000

Capital Investment	$2,331,000

Financial Transactions	$3,590,000

Assisted Living and Social Services

Expense	$11,926,347,000

Capital Investment	$6,652,000

Financial Transactions	$19,700,000

Children and Family Services

Expense	$1,284,941,000

Capital Investment	$2,109,000

Education and Childcare

Expense	$8,507,572,000

Capital Investment	$15,565,000

Financial Transactions	$18,421,000

Energy and Minerals

Expense	$462,682,000

Capital Investment	$6,000,000

Environment and Protected Areas

Expense	$452,768,000

Capital Investment	$16,694,000

Financial Transactions	$1,147,000

Executive Council

Expense	$103,735,000

Capital Investment	$50,000

SCHEDULE OF AMOUNTS TO BE VOTED ... continued

DEPARTMENT and VOTE	Estimate

Forestry and Parks

Expense	$382,209,000

Capital Investment	$146,546,000

Financial Transactions	$1,310,000

Hospital and Surgical Health Services

Expense	$9,923,143,000

Capital Investment	$11,000,000

Indigenous Relations

Expense	$261,435,000

Capital Investment	$25,000

Infrastructure

Expense	$531,338,000

Capital Investment	$2,526,503,000

Financial Transactions	$26,000,000

Jobs, Economy, Trade and Immigration

Expense	$362,690,000

Capital Investment	$4,675,000

Justice

Expense	$759,086,000

Capital Investment	$29,903,000

Mental Health and Addiction

Expense	$2,011,937,000

Capital Investment	$7,025,000

Municipal Affairs

Expense	$1,364,933,000

Capital Investment	$25,000

Primary and Preventative Health Services

Expense	$14,901,507,000

Capital Investment	$22,230,000

Financial Transactions	$149,240,000

Public Safety and Emergency Services

Expense	$1,395,131,000

Capital Investment	$11,953,000

Financial Transactions	$104,588,000

Service Alberta and Red Tape Reduction

Expense	$220,033,000

Capital Investment	$67,567,000

Financial Transactions	$5,500,000

SCHEDULE OF AMOUNTS TO BE VOTED ... continued

DEPARTMENT and VOTE	Estimate

Technology and Innovation

Expense	$970,990,000

Capital Investment	$153,522,000

Tourism and Sport

Expense	$127,143,000

Capital Investment	$25,000

Transportation and Economic Corridors

Expense	$2,106,494,000

Capital Investment	$1,715,232,000

Financial Transactions	$134,406,000

Treasury Board and Finance

Expense	$245,389,000

Capital Investment	$8,350,000

Contingency	$2,000,000,000

Expense amounts to be voted under Section 2 of the Appropriation Act, 2026	$62,475,782,000

Capital Investment amounts to be voted under Section 3 of the Appropriation Act, 2026	$4,760,259,000

Financial Transactions amounts to be voted under Section 4 of the Appropriation Act, 2026	$1,445,081,000

Contingency amounts to be voted under Section 5 of the Appropriation Act, 2026	$2,000,000,000

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	56,814,382	56,635,186	62,475,782

CAPITAL INVESTMENT	3,917,768	3,443,561	4,760,259

FINANCIAL TRANSACTIONS	1,513,504	1,560,804	1,445,081

CONTINGENCY	4,000,000	3,114,244	2,000,000

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

EXPENSE

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

OPERATING EXPENSE

Advanced Education	2,683,162	248,749	6,509,472	(2,331,147)	7,110,236

Affordability and Utilities	101,282	11,201	33,937	-	146,420

Agriculture and Irrigation	697,603	-	594,052	(463,821)	827,834

Arts, Culture and Status of Women	155,812	1,967	38,710	(44,085)	152,404

Assisted Living and Social Services	11,298,554	-	5,524,262	(5,312,569)	11,510,247

Children and Family Services	1,284,441	406,500	-	(6,670)	1,684,271

Education and Childcare	8,290,592	512,961	13,329,166	(9,267,440)	12,865,279

Energy and Minerals	445,756	729	425,648	(7,200)	864,933

Environment and Protected Areas	405,118	55,827	171,522	(205,150)	427,317

Executive Council	103,735	-	-	-	103,735

Forestry and Parks	381,709	-	-	(2,169)	379,540

Hospital and Surgical Health Services	9,753,344	-	12,280,107	(9,697,567)	12,335,884

Indigenous Relations	253,135	-	8,227	(2,000)	259,362

Infrastructure	516,338	11,946	-	(18,278)	510,006

Jobs, Economy, Trade and Immigration	362,690	60,000	15,000	(17,000)	420,690

Justice	759,086	6,289	1,067	-	766,442

Mental Health and Addiction	1,991,537	-	1,718,490	(1,708,059)	2,001,968

Municipal Affairs	260,125	200	20,774	-	281,099

Primary and Preventative Health Services	14,870,759	2,000	3,986,446	(6,596,160)	12,263,045

Public Safety and Emergency Services	1,374,666	51,395	246,847	(214,520)	1,458,388

Service Alberta and Red Tape Reduction	220,033	592	-	(37,876)	182,749

Technology and Innovation	780,894	125,478	200,119	(258,309)	848,182

Tourism and Sport	118,143	-	76,398	(76,748)	117,793

Transportation and Economic Corridors	555,600	9,000	-	-	564,600

Treasury Board and Finance	245,389	640,278	1,603,191	(386,255)	2,102,603

Sub-total	57,909,503	2,145,112	46,783,435	(36,653,023)	70,185,027
CAPITAL GRANTS

Affordability and Utilities	5,269	-	-	-	5,269

Agriculture and Irrigation	85,241	-	-	-	85,241

Arts, Culture and Status of Women	38,484	-	-	-	38,484

Assisted Living and Social Services	344,019	-	284,150	-	628,169

Children and Family Services	500	-	-	-	500

Education and Childcare	40,304	-	-	-	40,304

Energy and Minerals	16,926	-	-	-	16,926

Environment and Protected Areas	47,650	-	5,000	-	52,650

Forestry and Parks	500	-	-	-	500

Indigenous Relations	8,300	-	-	-	8,300

Infrastructure	15,000	-	-	-	15,000

Mental Health and Addiction	20,400	-	-	-	20,400

Municipal Affairs	1,104,808	-	-	-	1,104,808

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

CAPITAL GRANTS ... continued

Public Safety and Emergency Services	20,465	-	-	-	20,465

Technology and Innovation	183,096	-	-	-	183,096

Tourism and Sport	9,000	-	-	-	9,000

Transportation and Economic Corridors	1,442,866	-	-	-	1,442,866

Sub-total	3,382,828	-	289,150	-	3,671,978

CAPITAL PAYMENTS TO RELATED PARTIES

Advanced Education	407,426	-	-	(407,426)	-

Assisted Living and Social Services	283,774	-	-	(283,774)	-

Education and Childcare	144,899	-	-	(144,899)	-

Environment and Protected Areas	-	-	5,000	(5,000)	-

Hospital and Surgical Health Services	169,799	-	-	(169,799)	-

Infrastructure	-	1,334,958	-	(1,334,958)	-

Primary and Preventative Health Services	30,748	-	-	(30,748)	-

Technology and Innovation	7,000	-	-	(7,000)	-

Transportation and Economic Corridors	-	58,732	-	(58,732)	-

Sub-total	1,043,646	1,393,690	5,000	(2,442,336)	-

AMORTIZATION

Advanced Education	-	600	555,397	-	555,997

Affordability and Utilities	-	16	1,600	-	1,616

Agriculture and Irrigation	-	35,934	13,745	-	49,679

Arts, Culture and Status of Women	-	6,957	7	-	6,964

Assisted Living and Social Services	-	431	60,947	-	61,378

Children and Family Services	-	72	-	-	72

Education and Childcare	-	15,726	514,574	-	530,300

Energy and Minerals	-	500	12,000	-	12,500

Environment and Protected Areas	-	3,791	30	-	3,821

Forestry and Parks	-	39,862	-	-	39,862

Hospital and Surgical Health Services	-	100	182,457	-	182,557

Indigenous Relations	-	63	-	-	63

Infrastructure	-	434,903	-	-	434,903

Jobs, Economy, Trade and Immigration	-	1,151	-	-	1,151

Justice	-	6,835	-	-	6,835

Mental Health and Addiction	-	-	1,189	-	1,189

Municipal Affairs	-	94	392	-	486

Primary and Preventative Health Services	-	18,250	146,724	-	164,974

Public Safety and Emergency Services	-	29,209	20	-	29,229

Service Alberta and Red Tape Reduction	-	18,100	-	-	18,100

Technology and Innovation	-	60,421	10,948	-	71,369

Tourism and Sport	-	12	55	-	67

Transportation and Economic Corridors	-	924,722	-	-	924,722

Treasury Board and Finance	-	50	12,293	-	12,343

Sub-total	-	1,597,799	1,512,378	-	3,110,177

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

EXPENSE … continued

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

INVENTORY CONSUMPTION

Advanced Education	-	-	71,981	-	71,981

Arts, Culture and Status of Women	-	1,090	-	-	1,090

Assisted Living and Social Services	-	-	33,231	-	33,231

Forestry and Parks	-	1,310	-	-	1,310

Hospital and Surgical Health Services	-	-	1,313,732	-	1,313,732

Infrastructure	-	1,500	-	-	1,500

Mental Health and Addiction	-	-	19,239	-	19,239

Primary and Preventative Health Services	-	147,473	77,968	-	225,441

Public Safety and Emergency Services	-	1,000	-	-	1,000

Service Alberta and Red Tape Reduction	-	5,500	-	-	5,500

Transportation and Economic Corridors	-	65,907	-	-	65,907

Sub-total	-	223,780	1,516,151	-	1,739,931

DEBT SERVICING COSTS - GENERAL

Advanced Education	-	-	31,279	(31,279)	-

Agriculture and Irrigation	-	-	99,680	(99,680)	-

Education and Childcare	-	-	17,216	(8,624)	8,592

Hospital and Surgical Health Services	-	-	20,000	(20,000)	-

Treasury Board and Finance	-	1,943,779	360	(205,802)	1,738,337

Sub-total	-	1,943,779	168,535	(365,385)	1,746,929

DEBT SERVICING COSTS - CAPITAL PLAN

Education and Childcare	31,777	-	-	-	31,777

Transportation and Economic Corridors	108,028	-	-	-	108,028

Treasury Board and Finance	-	1,520,043	-	-	1,520,043

Sub-total	139,805	1,520,043	-	-	1,659,848

PENSION PROVISIONS

Advanced Education	-	-	(86,033)	-	(86,033)

Treasury Board and Finance	-	(322,000)	-	-	(322,000)

Sub-total	-	(322,000)	(86,033)	-	(408,033)

CONTINGENCY

Treasury Board and Finance	2,000,000	-	-	-	2,000,000

Total	64,475,782	8,502,203	50,188,616	(39,460,744)	83,705,857

Government	8

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN … continued

CAPITAL INVESTMENT

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

CAPITAL INVESTMENT

Advanced Education	50	-	594,454	-	594,504

Affordability and Utilities	50	-	1,250	-	1,300

Agriculture and Irrigation	6,177	58,732	12,154	(58,732)	18,331

Arts, Culture and Status of Women	2,331	-	-	-	2,331

Assisted Living and Social Services	6,652	-	58,833	-	65,485

Children and Family Services	2,109	-	-	-	2,109

Education and Childcare	15,565	-	1,579,857	-	1,595,422

Energy and Minerals	6,000	-	14,500	-	20,500

Environment and Protected Areas	16,694	-	17	-	16,711

Executive Council	50	-	-	-	50

Forestry and Parks	146,546	-	-	-	146,546

Hospital and Surgical Health Services	11,000	-	435,301	-	446,301

Indigenous Relations	25	-	-	-	25

Infrastructure	1,307,065	-	-	-	1,307,065

Jobs, Economy, Trade and Immigration	4,675	-	-	-	4,675

Justice	29,903	-	-	-	29,903

Mental Health and Addiction	7,025	-	-	-	7,025

Municipal Affairs	25	-	642	-	667

Primary and Preventative Health Services	22,230	-	20,120	-	42,350

Public Safety and Emergency Services	11,953	-	25	-	11,978

Service Alberta and Red Tape Reduction	67,567	-	-	-	67,567

Technology and Innovation	153,522	-	15,500	-	169,022

Tourism and Sport	25	-	-	-	25

Transportation and Economic Corridors	1,715,232	8,172	-	-	1,723,404

Treasury Board and Finance	8,350	-	11,456	-	19,806

Sub-total	3,540,821	66,904	2,744,109	(58,732)	6,293,102

CAPITAL FOR RELATED PARTIES

Infrastructure	1,219,438	115,520	-	(1,334,958)	-

Total	4,760,259	182,424	2,744,109	(1,393,690)	6,293,102

INVENTORY ACQUISITION

Advanced Education	-	-	66,571	-	66,571

Arts, Culture and Status of Women	1,090	-	-	-	1,090

Assisted Living and Social Services	-	-	33,231	-	33,231

Forestry and Parks	1,310	-	-	-	1,310

Hospital and Surgical Health Services	-	-	1,313,697	-	1,313,697

Infrastructure	1,500	-	-	-	1,500

Mental Health and Addiction	-	-	19,239	-	19,239

Primary and Preventative Health Services	149,240	-	78,018	-	227,258

Service Alberta and Red Tape Reduction	5,500	-	-	-	5,500

Transportation and Economic Corridors	65,907	-	-	-	65,907

Total	224,547	-	1,510,756	-	1,735,303

9	Government

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

Advanced Education	2,521,237	2,524,144	2,683,162

Affordability and Utilities	113,181	92,855	101,282

Agriculture and Irrigation	703,235	706,789	697,603

Arts, Culture and Status of Women	161,255	150,422	155,812

Assisted Living and Social Services	9,849,077	10,641,208	11,298,554

Children and Family Services	1,225,203	1,229,678	1,284,441

Education and Childcare	7,744,969	7,742,665	8,290,592

Energy and Minerals	502,554	403,501	445,756

Environment and Protected Areas	487,013	442,558	405,118

Executive Council	95,730	95,730	103,735

Forestry and Parks	369,496	374,657	381,709

Hospital and Surgical Health Services	9,017,674	8,257,635	9,753,344

Indigenous Relations	220,284	230,282	253,135

Infrastructure	497,814	482,928	516,338

Jobs, Economy, Trade and Immigration	311,793	319,751	362,690

Justice	692,601	711,288	759,086

Mental Health and Addiction	1,663,326	1,657,736	1,991,537

Municipal Affairs	238,477	238,432	260,125

Primary and Preventative Health Services	13,161,169	13,161,169	14,870,759

Public Safety and Emergency Services	1,235,073	1,242,047	1,374,666

Service Alberta and Red Tape Reduction	194,213	198,416	220,033

Technology and Innovation	807,870	835,350	780,894

Tourism and Sport	117,983	118,033	118,143

Transportation and Economic Corridors	570,867	576,261	555,600

Treasury Board and Finance	186,299	189,199	245,389

Sub-total	52,688,393	52,622,734	57,909,503

CAPITAL GRANTS

Affordability and Utilities	6,400	6,400	5,269

Agriculture and Irrigation	85,101	85,101	85,241

Arts, Culture and Status of Women	60,794	64,618	38,484

Assisted Living and Social Services	178,300	119,489	344,019

Children and Family Services	-	-	500

Education and Childcare	19,477	43,361	40,304

Energy and Minerals	180,836	177,336	16,926

Environment and Protected Areas	46,600	50,427	47,650

Forestry and Parks	500	500	500

Indigenous Relations	10,000	14,181	8,300

Infrastructure	4,000	4,819	15,000

Mental Health and Addiction	112,199	126,636	20,400

Municipal Affairs	1,128,858	1,142,992	1,104,808

Public Safety and Emergency Services	8,136	8,136	20,465

Technology and Innovation	106,200	102,532	183,096

Tourism and Sport	15,000	15,000	9,000

Transportation and Economic Corridors	1,150,579	996,495	1,442,866

Sub-total	3,112,980	2,958,023	3,382,828

Government	10

EXPENSE VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	312,419	314,612	407,426
Assisted Living and Social Services	244,240	244,240	283,774
Education and Childcare	145,037	145,514	144,899
Hospital and Surgical Health Services	148,135	186,885	169,799
Primary and Preventative Health Services	10,748	10,748	30,748
Technology and Innovation	6,944	6,944	7,000
Tourism and Sport	1,000	1,000	-

Sub-total	868,523	909,943	1,043,646

DEBT SERVICING

Education and Childcare	32,913	32,913	31,777

Transportation and Economic Corridors	111,573	111,573	108,028

Sub-total	144,486	144,486	139,805

Total	56,814,382	56,635,186	62,475,782

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education	1,050	50	50
Affordability and Utilities	25	25	50
Agriculture and Irrigation	9,215	19,512	6,177
Arts, Culture and Status of Women	2,331	1,949	2,331
Assisted Living and Social Services	4,072	11,713	6,652
Children and Family Services	1,310	6,806	2,109
Education and Childcare	5,565	20,427	15,565
Energy and Minerals	500	1,785	6,000
Environment and Protected Areas	23,429	17,948	16,694
Executive Council	50	50	50
Forestry and Parks	128,316	119,522	146,546
Hospital and Surgical Health Services	8,200	8,200	11,000
Indigenous Relations	25	25	25
Infrastructure	1,071,925	792,029	1,307,065
Jobs, Economy, Trade and Immigration	3,175	5,902	4,675
Justice	17,599	23,141	29,903
Mental Health and Addiction	16,625	1,720	7,025
Municipal Affairs	145	190	25
Primary and Preventative Health Services	22,230	34,856	22,230
Public Safety and Emergency Services	23,315	26,689	11,953
Service Alberta and Red Tape Reduction	72,330	60,957	67,567
Technology and Innovation	158,628	131,980	153,522
Tourism and Sport	25	25	25
Transportation and Economic Corridors	1,561,812	1,390,499	1,715,232
Treasury Board and Finance	50	50	8,350

Sub-total	3,131,947	2,676,050	3,540,821

11	Government

CAPITAL INVESTMENT VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL FOR RELATED PARTIES

Infrastructure	785,821	767,511	1,219,438

Total	3,917,768	3,443,561	4,760,259

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
LOANS AND ADVANCES

Advanced Education	990,900	872,000	886,900

Assisted Living and Social Services	19,700	19,700	19,700

Forestry and Parks	12,800	120,000	-

Sub-total	1,023,400	1,011,700	906,600

INVENTORY ACQUISITION

Arts, Culture and Status of Women	1,090	1,090	1,090

Forestry and Parks	1,310	1,310	1,310

Infrastructure	1,500	1,500	1,500

Primary and Preventative Health Services	162,789	123,789	149,240

Service Alberta and Red Tape Reduction	5,500	5,500	5,500

Transportation and Economic Corridors	65,907	65,907	65,907

Sub-total	238,096	199,096	224,547

LAND DEVELOPMENT LIABILITY RETIREMENT

Infrastructure	5,900	5,900	12,000

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

Arts, Culture and Status of Women	1,500	1,500	2,500

Environment and Protected Areas	808	808	1,147

Infrastructure	6,500	9,500	12,500

Transportation and Economic Corridors	2,000	2,000	3,400

Sub-total	10,808	13,808	19,547

LEGAL LIABILITY RETIREMENT

Affordability and Utilities	94,279	94,279	94,279

Energy and Minerals	-	95,000	-

Sub-total	94,279	189,279	94,279

LEASE LIABILITY RETIREMENT

Infrastructure	64	64	-

DISASTER LIABILITY RETIREMENT

Public Safety and Emergency Services	37,118	37,118	104,588

DEBT REPAYMENT

Technology and Innovation	25,000	25,000	-

Government	12

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

Education and Childcare	17,285	17,285	18,421

Transportation and Economic Corridors	61,554	61,554	65,099

Sub-total	78,839	78,839	83,520

Total	1,513,504	1,560,804	1,445,081

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE

Advanced Education	-	57,275	-

Agriculture and Irrigation	-	4,671	-

Arts, Culture and Status of Women	-	3,210	-

Assisted Living and Social Services	-	144,235	-

Children and Family Services	-	21,825	-

Energy and Minerals	-	14,387	-

Executive Council	-	4,199	-

Forestry and Parks	-	766,997	-

Hospital and Surgical Health Services	-	652,946	-

Jobs, Economy, Trade and Immigration	-	14,499	-

Justice	-	25,532	-

Mental Health and Addiction	-	70,282	-

Municipal Affairs	-	3,209	-

Primary and Preventative Health Services	-	1,157,988	-

Public Safety and Emergency Services	-	85,865	-

Service Alberta and Red Tape Reduction	-	7,023	-

Technology and Innovation	-	12,322	-

Tourism and Sport	-	2,467	-

Treasury Board and Finance	4,000,000	43,590	2,000,000

Sub-total	4,000,000	3,092,522	2,000,000

CAPITAL GRANTS

Forestry and Parks	-	625	-

Jobs, Economy, Trade and Immigration	-	21,097	-

Sub-total	-	21,722	-

Total	4,000,000	3,114,244	2,000,000

13	Government

STATUTORY EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

Advanced Education	59,544	59,544	71,244

Arts, Culture and Status of Women	80	80	80

Children and Family Services	375,000	375,000	405,000

Education and Childcare	377,441	377,441	397,441

Energy and Minerals	689	689	689

Environment and Protected Areas	30,000	59,800	54,600

Indigenous Relations	-	4,402	-

Jobs, Economy, Trade and Immigration	105,000	105,000	60,000

Public Safety and Emergency Services	50,600	50,600	50,600

Service Alberta and Red Tape Reduction	25	25	25

Technology and Innovation	117,849	100,000	125,000

Treasury Board and Finance	609,861	632,861	614,028

Sub-total	1,726,089	1,765,442	1,778,707

CAPITAL GRANTS

Energy and Minerals	36,443	28,118	-

DEBT SERVICING

Treasury Board and Finance	3,021,344	2,976,220	3,463,822

Total	4,783,876	4,769,780	5,242,529

STATUTORY CAPITAL INVESTMENT BY DEPARTMENT
INVESTMENT

Treasury Board and Finance	1,200	1,200	-

Total	1,200	1,200	-

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES

Treasury Board and Finance	24,052,100	24,440,952	27,601,086

DEBT REPAYMENT

Treasury Board and Finance	21,216,629	21,472,239	25,344,626

Total	45,268,729	45,913,191	52,945,712

Government	14

NON-CASH EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
CAPITAL GRANTS

Treasury Board and Finance	-	628	-

CAPITAL PAYMENTS TO RELATED PARTIES

Infrastructure	785,821	835,772	1,334,958

Technology and Innovation	6,750	6,750	-

Transportation and Economic Corridors	817,332	817,332	58,732

Sub-total	1,609,903	1,659,854	1,393,690

AMORTIZATION

Advanced Education	600	600	600

Affordability and Utilities	8	8	16

Agriculture and Irrigation	35,934	35,934	35,934

Arts, Culture and Status of Women	6,957	6,957	6,957

Assisted Living and Social Services	431	431	431

Children and Family Services	72	72	72

Education and Childcare	1,766	15,058	15,726

Energy and Minerals	500	500	500

Environment and Protected Areas	3,638	3,638	3,791

Forestry and Parks	39,862	39,862	39,862

Hospital and Surgical Health Services	-	-	100

Indigenous Relations	63	63	63

Infrastructure	424,903	424,903	434,903

Jobs, Economy, Trade and Immigration	1,151	1,151	1,151

Justice	6,835	6,835	6,835

Municipal Affairs	70	70	94

Primary and Preventative Health Services	18,250	18,250	18,250

Public Safety and Emergency Services	29,209	29,209	29,209

Service Alberta and Red Tape Reduction	18,100	18,100	18,100

Technology and Innovation	60,574	65,574	60,421

Tourism and Sport	12	12	12

Transportation and Economic Corridors	884,222	884,222	924,722

Treasury Board and Finance	50	50	50

Sub-total	1,533,207	1,551,499	1,597,799

CONSUMPTION OF INVENTORY

Arts, Culture and Status of Women	1,090	1,090	1,090

Forestry and Parks	1,310	1,310	1,310

Infrastructure	1,500	1,500	1,500

Primary and Preventative Health Services	285,245	246,245	147,473

Public Safety and Emergency Services	1,000	1,000	1,000

Service Alberta and Red Tape Reduction	5,500	5,500	5,500

Transportation and Economic Corridors	65,907	65,907	65,907

Sub-total	361,552	322,552	223,780

15	Government

NON-CASH EXPENSE BY DEPARTMENT … continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

VALUATION ADJUSTMENTS AND OTHER PROVISIONS

Advanced Education	169,505	251,605	177,505

Affordability and Utilities	13,588	13,588	11,201

Arts, Culture and Status of Women	1,137	1,887	1,887

Children and Family Services	1,500	1,500	1,500

Education and Childcare	-	68,261	115,520

Energy and Minerals	40	40	40

Environment and Protected Areas	1,227	1,227	1,227

Infrastructure	11,438	11,438	11,946

Justice	6,289	6,289	6,289

Municipal Affairs	200	200	200

Primary and Preventative Health Services	2,000	2,000	2,000

Public Safety and Emergency Services	795	795	795

Service Alberta and Red Tape Reduction	567	567	567

Technology and Innovation	478	478	478

Transportation and Economic Corridors	9,000	9,000	9,000

Treasury Board and Finance	26,500	26,500	26,250

Sub-total	244,264	395,375	366,405

PENSION PROVISIONS

Treasury Board and Finance	(326,000)	(111,000)	(322,000)

Total	3,422,926	3,818,908	3,259,674

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS

Transportation and Economic Corridors	5,130	11,335	8,172

ALTERNATIVELY FINANCED CAPITAL ASSETS

Infrastructure	-	68,261	115,520

CAPITAL ACQUIRED FROM RELATED PARTIES

Agriculture and Irrigation	817,332	817,332	58,732

Infrastructure	-	9,040,304	-

Justice	6,750	6,750	-

Sub-total	824,082	9,864,386	58,732

INVESTMENT

Forestry and Parks	-	1,728	-

Total	829,212	9,945,710	182,424

Government	16

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

Advanced Education	6,074,707	6,421,597	6,509,431

Affordability and Utilities	33,461	33,461	33,930

Agriculture and Irrigation	617,683	1,314,156	590,700

Arts, Culture and Status of Women	35,210	35,210	38,710

Assisted Living and Social Services	4,839,159	5,258,036	5,524,262

Education and Childcare	12,104,264	12,119,130	13,328,741

Energy and Minerals	402,673	404,873	425,648

Environment and Protected Areas	414,734	326,677	171,522

Hospital and Surgical Health Services	10,637,980	11,576,363	12,280,107

Indigenous Relations	9,727	9,377	8,227

Jobs, Economy, Trade and Immigration	17,453	17,453	15,000

Justice	1,187	1,187	1,067

Mental Health and Addiction	1,451,390	1,541,809	1,718,490

Municipal Affairs	19,645	18,850	20,774

Primary and Preventative Health Services	3,775,313	3,852,276	3,980,680

Public Safety and Emergency Services	202,788	221,918	246,752

Technology and Innovation	251,500	243,242	200,010

Tourism and Sport	76,398	76,398	76,398

Treasury Board and Finance	1,752,643	1,516,251	1,603,191

Sub-total	42,717,915	44,988,264	46,773,640

CAPITAL GRANTS

Assisted Living and Social Services	297,954	330,856	284,150

Environment and Protected Areas	5,000	8,000	5,000

Sub-total	302,954	338,856	289,150

CAPITAL PAYMENTS TO RELATED PARTIES

Environment and Protected Areas	5,000	5,000	5,000

Hospital and Surgical Health Services	-	462,032	-

Sub-total	5,000	467,032	5,000

AMORTIZATION

Advanced Education	572,617	559,850	555,397

Affordability and Utilities	1,600	1,600	1,600

Agriculture and Irrigation	3,625	9,484	13,745

Arts, Culture and Status of Women	7	7	7

Assisted Living and Social Services	56,347	60,947	60,947

Education and Childcare	503,625	507,172	514,574

Energy and Minerals	12,000	12,000	12,000

Environment and Protected Areas	30	30	30

Hospital and Surgical Health Services	181,287	180,098	182,457

Jobs, Economy, Trade and Immigration	10	10	-

Mental Health and Addiction	-	1,189	1,189

Municipal Affairs	395	337	392

Primary and Preventative Health Services	146,487	146,487	146,724

Public Safety and Emergency Services	15	15	20

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY … continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

AMORTIZATION ... continued

Technology and Innovation	9,565	9,565	10,948

Tourism and Sport	75	75	55

Treasury Board and Finance	24,205	24,087	12,293

Sub-total	1,511,890	1,512,953	1,512,378

CONSUMPTION OF INVENTORY

Advanced Education	202,902	58,249	71,981

Assisted Living and Social Services	33,231	33,231	33,231

Hospital and Surgical Health Services	1,252,015	1,252,015	1,313,732

Mental Health and Addiction	17,682	18,717	19,239

Primary and Preventative Health Services	77,968	77,968	77,968

Sub-total	1,583,798	1,440,180	1,516,151

VALUATION ADJUSTMENTS AND OTHER PROVISIONS

Advanced Education	41	41	41

Affordability and Utilities	7	7	7

Agriculture and Irrigation	5,375	14,037	3,352

Education and Childcare	425	425	425

Primary and Preventative Health Services	-	-	5,766

Public Safety and Emergency Services	95	95	95

Technology and Innovation	76	76	109

Sub-total	6,019	14,681	9,795

DEBT SERVICING

Advanced Education	33,197	32,206	31,279

Agriculture and Irrigation	105,075	93,467	99,680

Education and Childcare	23,716	23,716	17,216

Hospital and Surgical Health Services	19,000	19,000	20,000

Treasury Board and Finance	300	300	360

Sub-total	181,288	168,689	168,535

PENSION PROVISIONS

Advanced Education	(48,989)	(84,743)	(86,033)

Total	46,259,875	48,845,912	50,188,616

Government	18

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

Advanced Education	500,447	894,728	594,454

Affordability and Utilities	1,250	1,250	1,250

Agriculture and Irrigation	4,954	11,048	12,154

Assisted Living and Social Services	51,633	45,820	58,833

Education and Childcare	1,030,858	1,081,286	1,579,857

Energy and Minerals	14,500	14,500	14,500

Environment and Protected Areas	17	17	17

Hospital and Surgical Health Services	413,883	563,239	435,301

Indigenous Relations	-	350	-

Municipal Affairs	1,562	579	642

Primary and Preventative Health Services	186	186	20,120

Public Safety and Emergency Services	25	25	25

Technology and Innovation	17,491	21,849	15,500

Treasury Board and Finance	7,895	10,457	11,456

Total	2,044,701	2,645,334	2,744,109

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY

INVENTORY ACQUISITION

Advanced Education	197,492	52,839	66,571

Assisted Living and Social Services	33,231	33,231	33,231

Hospital and Surgical Health Services	1,251,967	1,251,967	1,313,697

Mental Health and Addiction	17,682	18,717	19,239

Primary and Preventative Health Services	78,018	78,018	78,018

Total	1,578,390	1,434,772	1,510,756

19	Government

Details of the 2026-27

Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	2,833,656	2,838,756	3,090,588

CAPITAL INVESTMENT	1,050	50	50

FINANCIAL TRANSACTIONS	990,900	872,000	886,900

CONTINGENCY	-	57,275	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides key ministry support functions including corporate services, finance services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, and governance and legislative support.

2	Support for Adult Learning
2.1	Adult Learning Program Delivery Support

Manages policies and programs that support post-secondary institutions, including operating and capital grant funding, program approvals and policy coordination.

2.2	Operating Support for Post-Secondary Institutions

Provides Operating and Program Support Grants to 27 post-secondary institutions to support operating costs including grants for apprenticeship classroom education.

2.3	Indigenous Education

Manages funding programs that support Indigenous Colleges and initiatives.

2.4	Adult Learning System Initiatives

Provides funding for short-term program initiatives, information technology, data collection, systems development, inter- jurisdiction programs and employment and satisfaction surveys.

2.5	Private Career College Program Delivery Support

Manages policies and programs that support the Private Career Colleges sector, including licensing, monitoring and compliance reviews.

3	Student Aid
3.1	Student Aid Program Delivery Support

Manages policies and programs that support student aid initiatives, including program approvals and policy coordination.

3.2	Student Aid Grants

Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.

3.3	Scholarships and Awards

Provides funding for scholarships and awards to reward achievement and incent participation in post-secondary education.

3.4	Student Loan Disbursements

Provides repayable financial assistance to eligible students enrolled in a full time program at an approved post-secondary institution.

4	Regulated Professions
4.1	Professional Governance, Legislation and Land Agents Licensing

Oversees the legislation that governs 22 non-health professional regulatory organizations, and leads proposed legislative amendments for professional legislation.

4.2	Labour Mobility

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

Advanced Education	24

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Apprenticeship
5.1	Apprenticeship Program Delivery Support

Manages policies and programs that support apprenticeship and adult learning initiatives, including program approvals and policy coordination.

5.2	Apprenticeship Grants

Provides grant funding to post-secondary institutions, industry partners and non-profit organizations to support operating costs for apprenticeship classroom education and investments in skilled trades related innovation.

5.3	Adult Learning Initiatives

Provides funding to industry partners and non-profit organizations for initiatives related to development, expansion and promotion of apprenticeship education.

6	Foundational Learning
6.1	Foundational Learning Program Delivery Support

Manages policies and programs that support foundational learning and community and adult learning, including program approvals and policy coordination.

6.2	Foundational Learning Assistance Grants

Provides grant funding to students to support the transition into post-secondary studies and help them find employment.

This funding covers tuition, fees, books, and eligible living costs.

6.3	Community and Adult Learning

Provides funding to rural, remote and urban community providers to deliver non-formal literacy and numeracy learning.

7	Post-Secondary Infrastructure
7.1	Capital Expansion and Upgrading

Provides capital support to public post-secondary institutions for expansion and major preservation projects.

7.2	Capital Maintenance and Renewal

Provides grant funding for priority projects aimed at maintaining the condition of facilities.

25	Advanced Education

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	845	845	907

1.2 Deputy Minister’s Office	654	654	734

1.3 Strategic and Corporate Services	12,545	12,545	14,291

Sub-total	14,044	14,044	15,932

2 Support for Adult Learning

2.1 Adult Learning Program Delivery Support	10,074	10,074	11,793

2.2 Operating Support for Post-Secondary Institutions	2,053,834	2,061,741	2,176,655

2.3 Indigenous Education	7,552	7,552	7,552

2.4 Adult Learning System Initiatives	16,486	19,486	16,486

2.5 Private Career College Program Delivery Support	4,214	4,214	4,454

Sub-total	2,092,160	2,103,067	2,216,940

3 Student Aid

3.1 Student Aid Program Delivery Support	48,148	48,148	57,883

3.2 Student Aid Grants	69,879	67,879	75,129

3.3 Scholarships and Awards	53,754	46,754	35,554

Sub-total	171,781	162,781	168,566

4 Regulated Professions

4.1 Professional Governance, Legislation and Land Agents Licensing	1,041	1,041	1,270

4.2 Labour Mobility	127	127	142

Sub-total	1,168	1,168	1,412

5 Apprenticeship

5.1 Apprenticeship Program Delivery Support	21,980	21,980	23,603

5.2 Apprenticeship Grants	95,393	105,393	113,393

5.3 Adult Learning Initiatives	17,890	8,890	17,890

Sub-total	135,263	136,263	154,886

6 Foundational Learning

6.1 Foundational Learning Program Delivery Support	3,487	3,487	3,825

6.2 Foundational Learning Assistance Grants	82,220	82,220	99,687

6.3 Community and Adult Learning	21,114	21,114	21,914

Sub-total	106,821	106,821	125,426

CAPITAL PAYMENTS TO RELATED PARTIES

7 Post-Secondary Infrastructure

7.1 Capital Expansion and Upgrading	168,919	171,112	253,108

7.2 Capital Maintenance and Renewal	143,500	143,500	154,318

Sub-total	312,419	314,612	407,426
Total	2,833,656	2,838,756	3,090,588

Advanced Education	26

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic and Corporate Services	50	50	50

5 Apprenticeship

5.1 Apprenticeship Program Delivery Support	1,000	-	-
Total	1,050	50	50

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LOANS AND ADVANCES

3 Student Aid

3.4 Student Loan Disbursements	990,900	872,000	886,900
Total	990,900	872,000	886,900

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	50	-

1.2 Deputy Minister’s Office	-	44	-

1.3 Strategic and Corporate Services	-	846	-

Sub-total	-	940	-

2 Support for Adult Learning

2.1 Adult Learning Program Delivery Support	-	657	-

2.2 Operating Support for Post-Secondary Institutions	-	50,358	-

2.5 Private Career College Program Delivery Support	-	197	-

Sub-total	-	51,212	-

3 Student Aid

3.1 Student Aid Program Delivery Support	-	3,515	-

4 Regulated Professions

4.1 Professional Governance, Legislation and Land Agents Licensing	-	56	-

4.2 Labour Mobility	-	9	-

Sub-total	-	65	-

5 Apprenticeship

5.1 Apprenticeship Program Delivery Support	-	1,323	-

6 Foundational Learning

6.1 Foundational Learning Program Delivery Support	-	220	-
Total	-	57,275	-

27	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Canada Student Loan Administration	9,013

	Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 3.1

2	French Language Program	8,122

	Funding is received from the federal government to support French minority language and second language education programs. Program 2.2

3	Red Seal Secretariat	454

Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 5.1

Total		17,589

Advanced Education	28

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Heritage Scholarships	59,544	59,544	71,244

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	600	600	600

Valuation Adjustments and Other Provisions

Ministry Support Services	5	5	5

Provision for Future Cost of Student Loans Issued	169,500	251,600	177,500
Total	229,649	311,749	249,349

29	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	15,932	605	-	-	16,537

Support for Adult Learning	2,216,940	-	-	(2,145,667)	71,273

Student Aid	168,566	248,744	-	(23,849)	393,461

Regulated Professions	1,412	-	-	-	1,412

Apprenticeship	154,886	-	-	(105,954)	48,932

Foundational Learning	125,426	-	-	(1,883)	123,543

Post-Secondary Debt Servicing	-	-	31,279	(31,279)	-

Post-Secondary Infrastructure	407,426	-	-	(407,426)	-

Post-Secondary Operations	-	-	7,136,850	(53,794)	7,083,056

Post-Secondary Pension Provision	-	-	(86,033)	-	(86,033)

Total	3,090,588	249,349	7,082,096	(2,769,852)	7,652,181

CAPITAL INVESTMENT

Ministry Support Services	50	-	-	-	50

Post-Secondary Infrastructure	-	-	594,454	-	594,454

Total	50	-	594,454	-	594,504

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	66,571	-	66,571

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	2,683,162	248,749	6,509,472	(2,331,147)	7,110,236

Capital payments to related parties	407,426	-	-	(407,426)	-

Amortization	-	600	555,397	-	555,997

Inventory consumption	-	-	71,981	-	71,981

Debt servicing costs - general	-	-	31,279	(31,279)	-

Pension provisions	-	-	(86,033)	-	(86,033)

Total	3,090,588	249,349	7,082,096	(2,769,852)	7,652,181

CAPITAL INVESTMENT	50	-	594,454	-	594,504

INVENTORY ACQUISITION	-	-	66,571	-	66,571

Advanced Education	30

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Internal Government Transfers	302,236	302,236	271,912

Transfers from Government of Canada	579,471	561,379	618,858

Transfers from Alberta Heritage Scholarship Fund	59,544	59,544	71,244

Labour Market Development	123,581	118,681	133,248

Investment Income	416,008	515,721	474,822

Premiums, Fees and Licences	4,993	4,993	8,018

Tuition and Non-Credit Courses	2,133,312	1,992,319	2,161,713

Donations, Grants and Contributions	458,008	516,985	521,088

Sales, Rentals and Services	574,255	616,979	600,911

Other Revenue	183,485	183,485	219,964

Ministry Total	4,834,893	4,872,322	5,081,778

Inter-Ministry Consolidations	(433,033)	(433,033)	(414,409)

Consolidated Total	4,401,860	4,439,289	4,667,369

EXPENSE

Ministry Support Services	14,649	15,589	16,537

Support for Adult Learning	69,314	73,168	71,273

Student Aid	379,976	456,591	396,461

Regulated Professions	1,168	1,233	1,412

Apprenticeship	47,309	39,632	48,932

Foundational Learning	104,938	105,158	123,543

Post-Secondary Debt Servicing	33,197	32,206	31,279

Post-Secondary Operations	6,848,267	7,037,737	7,134,850

Post-Secondary Pension Provision	(48,989)	(84,743)	(86,033)

Ministry Total	7,449,829	7,676,571	7,738,254

Inter-Ministry Consolidations	(87,991)	(87,000)	(86,073)
Consolidated Total	7,361,838	7,589,571	7,652,181
Net Operating Result	(2,959,978)	(3,150,282)	(2,984,812)

31	Advanced Education

 MINISTRY FINANCIAL STATEMENTS … continued

 CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVESTMENT

Ministry Support Services	50	50	50

Apprenticeship	1,000	-	-

Post-Secondary Infrastructure	500,447	894,728	594,454

Consolidated Total	501,497	894,778	594,504

AMORTIZATION	(573,217)	(573,217)	(579,174)

Change in Capital Assets Total	(71,720)	321,561	15,330

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Post-Secondary Operations	197,492	52,839	66,571

CONSUMPTION	(202,902)	(58,249)	(71,981)

Change in Inventory Assets Total	(5,410)	(5,410)	(5,410)

Advanced Education	32

Affordability and Utilities

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	119,581	99,255	106,551

CAPITAL INVESTMENT	25	25	50

FINANCIAL TRANSACTIONS	94,279	94,279	94,279

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Affordability and Utilities

2.1	Affordability and Utilities

Affordability coordinates Alberta’s affordability plan. Utilities develops and maintains the policy framework to ensure a safe, reliable and affordable utility system.

2.2	Utilities Consumer Advocate

Supports energy consumers through advocacy at regulatory proceedings, consumer education, and mediation services.

2.3	Rate of Last Resort

Funding from the Rate of Last Resort (RoLR) Consumer Awareness Surcharge is used to inform RoLR consumers of their retail electricity options.

3	Utility Rebate and Grant Programs

Provides support to eligible consumers to ensure the cost of utilities remains affordable.

4	Climate Change

4.1	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.2	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030.

Affordability and Utilities	34

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	837	837	926

1.2 Deputy Minister’s Office	828	828	955

1.3 Corporate Services	4,096	4,096	5,324

Sub-total	5,761	5,761	7,205

2 Affordability and Utilities

2.1 Affordability and Utilities	10,027	11,193	12,876

2.2 Utilities Consumer Advocate	8,158	8,158	8,133

2.3 Rate of Last Resort	5,000	3,400	2,700

Sub-total	23,185	22,751	23,709

3 Utility Rebate and Grant Programs	2,105	2,105	2,713

4 Climate Change

4.1 Renewable Electricity Program	82,130	62,238	67,655

CAPITAL GRANTS

3 Utility Rebate and Grant Programs	6,400	6,400	5,269

Total	119,581	99,255	106,551

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	25	25

2 Affordability and Utilities

2.2 Utilities Consumer Advocate	-	-	25
Total	25	25	50

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LEGAL LIABILITY RETIREMENT

4 Climate Change

4.2 Coal Phase-Out Agreements	94,279	94,279	94,279
Total	94,279	94,279	94,279

35	Affordability and Utilities

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Utilities Consumer Advocate	8,133

	Funding from the electrical system and from two provincial natural gas distributors is used for the operations of the Utilities Consumer Advocate. Program 2.2

2	Rate of Last Resort	2,700

	Funding from the Rate of Last Resort (RoLR) Consumer Awareness Surcharge is used to inform RoLR consumers of their retail options and enhance awareness. Program 2.3
Total		10,833

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Utilities Consumer Advocate	25

	Funding from the electrical system and from two provincial natural gas distributors is used for the operations of the Utilities Consumer Advocate. Program 2.2
Total		25

Affordability and Utilities	36

 AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	8	8	8

Affordability and Utilities	-	-	8

Valuation Adjustments and Other Provisions

Climate Change	13,588	13,588	11,201
Total	13,596	13,596	11,217

37	Affordability and Utilities

 RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	7,205	8	-	-	7,213

Affordability and Utilities	23,709	8	-	-	23,717

Utility Rebate and Grant Programs	7,982	-	-	-	7,982

Climate Change	67,655	11,201	-	-	78,856

Utilities Regulation	-	-	35,537	-	35,537

Total	106,551	11,217	35,537	-	153,305

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	-	25

Affordability and Utilities	25	-	-	-	25

Utilities Regulation	-	-	1,250	-	1,250
Total	50	-	1,250	-	1,300

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	101,282	11,201	33,937	-	146,420

Capital grants	5,269	-	-	-	5,269

Amortization	-	16	1,600	-	1,616

Total	106,551	11,217	35,537	-	153,305

CAPITAL INVESTMENT	50	-	1,250	-	1,300

Affordability and Utilities	38

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Investment Income	400	400	400

Net Income Balancing Pool	57,390	56,186	65,706

Industry Levies and Licences	34,313	34,313	34,782

Other Revenue	13,773	14,373	13,773
Consolidated Total	105,876	105,272	114,661

EXPENSE

Ministry Support Services	5,769	5,769	7,213

Affordability and Utilities	23,185	22,751	23,717

Utility Rebate and Grant Programs	8,505	8,505	7,982

Climate Change	95,718	75,826	78,856

Utilities Regulation	35,068	35,068	35,537
Consolidated Total	168,245	147,919	153,305
Net Operating Result	(62,369)	(42,647)	(38,644)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25

Affordability and Utilities	-	-	25

Utilities Regulation	1,250	1,250	1,250
Consolidated Total	1,275	1,275	1,300

AMORTIZATION	(1,608)	(1,608)	(1,616)

Change in Capital Assets Total	(333)	(333)	(316)

39	Affordability and Utilities

Agriculture and Irrigation

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	788,336	791,890	782,844

CAPITAL INVESTMENT	9,215	19,512	6,177

CONTINGENCY	-	4,671	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Farmers’ and Property Rights Advocate

Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans’ concerns regarding property rights and brings them before government.

1.4	Corporate Services

Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies

2.1	Rural Programming

Rural Programming provides communication outreach, administers grant support for rural agriculture programming, and promotes agricultural contributions to rural Alberta.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

2.3	Rural Economic Development

Rural Economic Development is responsible for the implementation of the Economic Development in Rural Alberta Plan, and providing economic capacity support to rural communities and the agriculture sector in Alberta.

3	Trade, Investment and Food Inspection

3.1	Export and Investment

Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta’s businesses, and delivers programs to grow Alberta’s agri-food sector.

3.2	Food Inspection and Surveillance

Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.

3.3	Food and Bio-Processing

Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.

3.4	Intergovernmental and Trade Relations

Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry’s vision and strategic goals.

4	Primary Agriculture

4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Agriculture Research

Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.

Agriculture and Irrigation	42

 DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

4.7	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Income Support

5.1	Insurance

Provides the provincial funding to Agriculture Financial Services Corporation (AFSC) to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.2	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.

7	Sustainable Canadian Agricultural Partnership

7.1	Agri-food and Agri-based Industry Support

Supports economic, environmental and social areas through: building sector capacity, growth and competitiveness, climate change and environment, market development and trade; along with resiliency and public trust.

7.2	Agricultural Science, Research and Innovation

Additional funding from the Partnership that supports research and innovation.

43	Agriculture and Irrigation

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	877	877	899

1.2 Deputy Minister’s Office	827	827	906

1.3 Farmers’ and Property Rights Advocate	1,164	1,164	1,436

1.4 Corporate Services	9,091	9,091	10,386

Sub-total	11,959	11,959	13,627

2 Rural Programming and Agricultural Societies

2.1 Rural Programming	2,325	2,325	2,421

2.2 Agricultural Societies and Exhibitions	11,462	11,462	11,462

2.3 Rural Economic Development	5,846	5,846	2,007

Sub-total	19,633	19,633	15,890

3 Trade, Investment and Food Inspection

3.1 Export and Investment	4,815	4,815	5,348

3.2 Food Inspection and Surveillance	15,103	15,103	16,327

3.3 Food and Bio-Processing	8,961	8,961	9,214

3.4 Intergovernmental and Trade Relations	6,099	6,099	7,276

Sub-total	34,978	34,978	38,165

4 Primary Agriculture

4.1 Animal Health and Assurance	18,096	18,096	16,430

4.2 Crop Health and Assurance	5,840	5,907	6,528

4.3 Agricultural Service Boards	11,916	11,916	11,971

4.4 Agriculture Research	28,725	28,725	28,425

4.5 Marketing Council	1,018	1,018	1,089

4.6 Natural Resource Management	10,571	10,571	11,418

Sub-total	76,166	76,233	75,861

5 Agriculture Insurance and Income Support

5.1 Insurance	417,385	379,459	413,934

5.2 Agriculture Income Support	42,935	80,794	43,246

Sub-total	460,320	460,253	457,180

6 Water Management	34,830	34,830	34,131

7 Sustainable Canadian Agricultural Partnership

7.1 Agri-food and Agri-based Industry Support	50,749	54,303	48,149

7.2 Agricultural Science, Research and Innovation	14,600	14,600	14,600

Sub-total	65,349	68,903	62,749

Agriculture and Irrigation	44

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL GRANTS

2 Rural Programming and Agricultural Societies

2.2 Agricultural Societies and Exhibitions	2,500	2,500	2,500

4 Primary Agriculture

4.2 Crop Health and Assurance	-	-	3,000

4.6 Natural Resource Management	8,750	8,750	-

4.7 Irrigation Infrastructure Assistance	73,851	73,851	79,741

Sub-total	82,601	82,601	82,741

Total	788,336	791,890	782,844

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.4 Corporate Services	2,177	2,177	2,177

3 Trade, Investment and Food Inspection

3.3 Food and Bio-Processing	238	2,217	-

4 Primary Agriculture

4.2 Crop Health and Assurance	4,200	4,200	1,300

4.4 Agriculture Research	600	600	700

Sub-total	4,800	4,800	2,000

6 Water Management	2,000	10,318	2,000

Total	9,215	19,512	6,177

45	Agriculture and Irrigation

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.3 Farmers’ and Property Rights Advocate	-	150	-

1.4 Corporate Services	-	565	-

Sub-total	-	715	-

3 Trade, Investment and Food Inspection

3.1 Export and Investment	-	462	-

3.2 Food Inspection and Surveillance	-	523	-

3.4 Intergovernmental and Trade Relations	-	608	-

Sub-total	-	1,593	-

4 Primary Agriculture

4.1 Animal Health and Assurance	-	719	-

4.2 Crop Health and Assurance	-	702	-

4.3 Agricultural Service Boards	-	28	-

4.5 Marketing Council	-	23	-

Sub-total	-	1,472	-

6 Water Management	-	891	-

Total	-	4,671	-

Agriculture and Irrigation	46

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Sustainable Canadian Agricultural Partnership	57,665

	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Program 7
Total		57,665

47	Agriculture and Irrigation

 AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	203	203	203

Trade, Investment and Food Inspection	2,203	2,203	2,203

Primary Agriculture	1,867	1,867	1,867

Water Management	31,661	31,661	31,661
Total	35,934	35,934	35,934

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS

Capital Acquired from Related Parties Water Management	817,332	817,332	58,732
Total	817,332	817,332	58,732

Agriculture and Irrigation	48

 RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	13,627	203	-	(30)	13,800

Rural Programming and Agricultural Societies	18,390	-	-	-	18,390

Trade, Investment and Food Inspection	38,165	2,203	-	(400)	39,968

Primary Agriculture	158,602	1,867	-	(3,315)	157,154

Lending	-	-	30,919	-	30,919

Insurance	413,934	-	482,790	(416,603)	480,121

Agriculture Income Support	43,246	-	94,088	(43,246)	94,088

Water Management	34,131	31,661	-	-	65,792

Sustainable Canadian Agricultural Partnership	62,749	-	-	(227)	62,522

Debt Servicing Costs	-	-	99,680	(99,680)	-

Total	782,844	35,934	707,477	(563,501)	962,754

CAPITAL INVESTMENT

Ministry Support Services	2,177	-	-	-	2,177

Trade, Investment and Food Inspection	-	-	-	-	-

Primary Agriculture	2,000	-	-	-	2,000

Lending	-	-	279	-	279

Insurance	-	-	11,714	-	11,714

Agriculture Income Support	-	-	161	-	161

Water Management	2,000	58,732	-	(58,732)	2,000
Total	6,177	58,732	12,154	(58,732)	18,331

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	697,603	-	594,052	(463,821)	827,834

Capital grants	85,241	-	-	-	85,241

Amortization	-	35,934	13,745	-	49,679

Debt servicing costs - general	-	-	99,680	(99,680)	-

Total	782,844	35,934	707,477	(563,501)	962,754

CAPITAL INVESTMENT	6,177	58,732	12,154	(58,732)	18,331

49	Agriculture and Irrigation

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Transfers of Assets or Liabilities from Related Parties	817,332	817,332	58,732

Transfers from Government of Canada	552,047	552,199	550,770

Investment Income	148,717	150,423	155,446

Premiums, Fees and Licences	691,001	662,151	685,672

Other Revenue	4,465	4,465	5,058

Ministry Total	2,213,562	2,186,570	1,455,678

Inter-Ministry Consolidations	(817,894)	(817,894)	(59,294)
Consolidated Total	1,395,668	1,368,676	1,396,384

EXPENSE

Ministry Support Services	12,162	12,877	13,830

Rural Programming and Agricultural Societies	22,133	22,133	18,390

Trade, Investment and Food Inspection	37,181	38,774	40,368

Primary Agriculture	160,634	162,173	160,469

Lending	33,075	41,926	30,919

Insurance	500,102	1,122,712	481,940

Agriculture Income Support	92,856	172,389	94,088

Water Management	66,491	67,382	65,792

Sustainable Canadian Agricultural Partnership	65,349	68,903	62,749

Debt Servicing Costs	105,075	93,467	99,680

Ministry Total	1,095,058	1,802,736	1,068,225

Inter-Ministry Consolidations	(110,816)	(99,208)	(105,471)
Consolidated Total	984,242	1,703,528	962,754
Net Operating Result	411,426	(334,852)	433,630

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	2,177	2,177	2,177

Trade, Investment and Food Inspection	238	2,217	-

Primary Agriculture	4,800	4,800	2,000

Lending	579	721	279

Insurance	4,020	10,041	11,714

Agriculture Income Support	355	286	161

Water Management	819,332	827,650	60,732

Ministry Total	831,501	847,892	77,063

Inter-Ministry Consolidations	(817,332)	(817,332)	(58,732)
Consolidated Total	14,169	30,560	18,331

AMORTIZATION	(39,559)	(45,418)	(49,679)

Change in Capital Assets Total	(25,390)	(14,858)	(31,348)

Agriculture and Irrigation	50

Arts, Culture and Status of Women

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	222,049	215,040	194,296

CAPITAL INVESTMENT	2,331	1,949	2,331

FINANCIAL TRANSACTIONS	2,590	2,590	3,590

CONTINGENCY	-	3,210	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Community and Voluntary Support Services
2.1	Community Engagement

Provides leadership and assistance to the non-profit/voluntary sector to enhance capacity, lead research, planning, and initiatives.

2.2	Community Initiatives Program

Funds various grants that support community-based non-profit organizations.

2.3	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.4	Major Fairs

Provides operational grants to support Alberta’s major urban fairs.

2.5	Community Facility Enhancement Program

Assists non-profit organizations with the renewal, expansion, purchase, or build of public-use community facilities.

2.6	Support for Culture Infrastructure

Assists non-profit organizations in the construction of community and cultural facilities through capital funding.

2.7	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries
3.1	Cultural Industries

Supports Alberta’s cultural industries, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.2	Alberta Media Fund

Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts
4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

4.2	Assistance to the Alberta Foundation for the Arts

Provides funding to support the Alberta Foundation for the Arts.

Arts, Culture and Status of Women	52

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Francophone Secretariat

Acts as the coordinating body in the implementation of the cross-government French Policy, liaison between various ministries and Alberta’s Francophonie, and supports the development and delivery of government services in French.

6	Heritage
6.1	Program Support

Supports business activities, including policy analysis, information management, and strategic, financial, and operational planning matters.

6.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

6.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

6.4	Historic Sites and Other Museums

Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

6.5	Provincial Archives of Alberta

Primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

6.6	Historic Resources Management

Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Indigenous heritage traditional use sites.

6.7	Heritage Preservation Partnership Programs

Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

6.8	Support for Provincial Heritage Organizations

Offers annual operational grants to three provincial heritage organizations that provide programs and services to their institutional and individual members.

6.9	Heritage Capital and Repairs

Facilitates investment in exhibits, equipment, information technology, and capital repairs and maintenance throughout a network of museums, historic sites and interpretive centres, as well as the Provincial Archives of Alberta.

7	Status of Women

Develops and promotes strategic policies and solutions that improve women’s economic security, address gender-based violence and support diversity and inclusion.

53	Arts, Culture and Status of Women

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	915	915	1,015

1.2 Deputy Minister’s Office	935	935	945

1.3 Corporate Services	5,815	5,815	6,261

Sub-total	7,665	7,665	8,221

2 Community and Voluntary Support Services

2.1 Community Engagement	7,810	7,810	8,550

2.2 Community Initiatives Program	14,025	14,025	13,625

2.3 Other Initiatives	2,950	2,950	2,500

2.4 Major Fairs	6,805	6,805	6,805

Sub-total	31,590	31,590	31,480

3 Cultural Industries

3.1 Cultural Industries	8,575	9,325	8,685

3.2 Alberta Media Fund	8,000	8,000	8,000

Sub-total	16,575	17,325	16,685

4 Arts

4.1 Arts	4,645	4,645	5,065

4.2 Assistance to the Alberta Foundation for the Arts	34,585	34,585	38,085

Sub-total	39,230	39,230	43,150

5 Francophone Secretariat	4,100	4,100	4,045

6 Heritage

6.1 Program Support	1,495	1,495	1,645

6.2 Royal Alberta Museum	12,640	12,640	13,850

6.3 Royal Tyrrell Museum	6,950	6,950	7,420

6.4 Historic Sites and Other Museums	9,105	9,105	10,020

6.5 Provincial Archives of Alberta	3,470	3,470	3,850

6.6 Historic Resources Management	5,500	5,500	6,105

6.7 Heritage Preservation Partnership Programs	1,450	1,450	1,185

6.8 Support for Provincial Heritage Organizations	1,705	1,705	1,551

6.9 Heritage Capital and Repairs	-	382	-

Sub-total	42,315	42,697	45,626

7 Status of Women	19,780	7,815	6,605

Arts, Culture and Status of Women	54

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL GRANTS

2 Community and Voluntary Support Services

2.5 Community Facility Enhancement Program	50,000	50,000	25,000

2.6 Support for Culture Infrastructure	9,434	9,434	8,487

2.7 Investing in Canada Infrastructure - Community, Culture and Recreation	1,360	5,184	4,997

Sub-total	60,794	64,618	38,484
Total	222,049	215,040	194,296

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

3 Cultural Industries

3.1 Cultural Industries	385	385	385

6 Heritage

6.9 Heritage Capital and Repairs	1,946	1,564	1,946
Total	2,331	1,949	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

INVENTORY ACQUISITION

6 Heritage

6.2 Royal Alberta Museum	830	830	830

6.4 Historic Sites and Other Museums	250	250	250

6.5 Provincial Archives of Alberta	10	10	10

Sub-total	1,090	1,090	1,090

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

6 Heritage

6.9 Heritage Capital and Repairs	1,500	1,500	2,500
Total	2,590	2,590	3,590

55	Arts, Culture and Status of Women

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	45	-

1.3 Corporate Services	-	305	-

Sub-total	-	350	-

2 Community and Voluntary Support Services

2.1 Community Engagement	-	445	-

3 Cultural Industries

3.1 Cultural Industries	-	185	-

4 Arts

4.1 Arts	-	210	-

5 Francophone Secretariat	-	35	-

6 Heritage

6.1 Program Support	-	60	-

6.2 Royal Alberta Museum	-	615	-

6.3 Royal Tyrrell Museum	-	230	-

6.4 Historic Sites and Other Museums	-	450	-

6.5 Provincial Archives of Alberta	-	185	-

6.6 Historic Resources Management	-	300	-

Sub-total	-	1,840	-

7 Status of Women	-	145	-
Total	-	3,210	-

Arts, Culture and Status of Women	56

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Heritage	16,542

	The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6

2	Jubilee Auditoria	8,690

	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3

3	Financial and Administrative Services	4,200

	Provides financial and administrative services. Costs incurred by the Department for these services are recovered. Programs 1.3 and 4.1
Total		29,432

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
2	Jubilee Auditoria	357

	Generates revenue from rentals, fees and other sources that are used to offset the cost of providing services. Program 3
Total		357

57	Arts, Culture and Status of Women

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Queen’s Jubilee Scholarship	80	80	80

DEPARTMENT NON-CASH AMOUNTS

Amortization

Cultural Industries	285	285	285

Heritage	6,672	6,672	6,672

Consumption of Inventory

Heritage	1,090	1,090	1,090

Valuation Adjustments and Other Provisions

Ministry Support Services	137	137	137

Heritage	1,000	1,750	1,750

Total	9,264	10,014	10,014

Arts, Culture and Status of Women	58

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE
Ministry Support Services	8,221	137	-	(500)	7,858
Community and Voluntary Support Services	69,964	80	-	-	70,044
Cultural Industries	16,685	285	-	-	16,970
Arts	43,150	-	38,717	(43,335)	38,532
Francophone Secretariat	4,045	-	-	-	4,045
Heritage	45,626	9,512	-	(250)	54,888

Status of Women	6,605	-	-	-	6,605

Total	194,296	10,014	38,717	(44,085)	198,942

CAPITAL INVESTMENT

Cultural Industries	385	-	-	-	385

Heritage	1,946	-	-	-	1,946

Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION

Heritage	1,090	-	-	-	1,090

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	155,812	1,967	38,710	(44,085)	152,404

Capital grants	38,484	-	-	-	38,484

Amortization	-	6,957	7	-	6,964

Inventory consumption	-	1,090	-	-	1,090

Total	194,296	10,014	38,717	(44,085)	198,942

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	1,090	-	-	-	1,090

59	Arts, Culture and Status of Women

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Internal Government Transfers	580	580	580

Transfers from Government of Canada	20,448	12,307	10,889

Investment Income	100	100	100

Premiums, Fees and Licences	13,966	13,966	13,966

Other Revenue	14,233	15,733	15,498

Ministry Total	49,327	42,686	41,033

Inter-Ministry Consolidations	(580)	(580)	(580)

Consolidated Total	48,747	42,106	40,453

EXPENSE

Ministry Support Services	7,802	8,152	8,358

Community and Voluntary Support Services	92,464	96,733	70,044

Cultural Industries	16,860	17,795	16,970

Arts	36,162	36,372	40,082

Francophone Secretariat	4,100	4,135	4,045

Heritage	51,077	54,049	55,138

Status of Women	19,780	7,960	6,605

Ministry Total	228,245	225,196	201,242

Inter-Ministry Consolidations	(2,300)	(2,300)	(2,300)

Consolidated Total	225,945	222,896	198,942
Net Operating Result	(177,198)	(180,790)	(158,489)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Cultural Industries	385	385	385

Heritage	1,946	1,564	1,946

Consolidated Total	2,331	1,949	2,331

AMORTIZATION	(6,964)	(6,964)	(6,964)

Change in Capital Assets Total	(4,633)	(5,015)	(4,633)

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Heritage	1,090	1,090	1,090

Consolidated Total	1,090	1,090	1,090

CONSUMPTION	(1,090)	(1,090)	(1,090)
Change in Inventory Assets Total	-	-	-

Arts, Culture and Status of Women	60

Assisted Living and Social Services

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	10,271,617	11,004,937	11,926,347

CAPITAL INVESTMENT	4,072	11,713	6,652

FINANCIAL TRANSACTIONS	19,700	19,700	19,700

CONTINGENCY	-	144,235	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, data analytics, business improvements and business services.

1.4	Corporate Services

Provides corporate finance, business services and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support
2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identify training opportunities to secure employment.

3	Disability Income Assistance
3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program and Alberta Disability Assistance Program (ADAP) to provide financial and personal supports to clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe disability that permanently prevents or substantially impedes employment.

4	Disability Services
4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Assisted Living and Social Services	62

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

Assists persons and their families by helping them navigate the disability system.

5	Homeless and Housing Supports Services
5.1	Program Planning and Delivery

Policy development, and administration of programs that deliver homeless shelter and housing supports services.

5.2	Homeless Shelters

Provide funding to support the operations of emergency shelters, and short-term and long-term transitional shelter sites located in communities throughout the province.

5.3	Homeless Housing Supports

Provides funding to deliver appropriate housing supports to help those experiencing homelessness find and maintain housing.

6	Community Supports and Family Safety
6.1	Program Planning and Delivery

Management and delivery of programs and resources that support Albertan Communities.

6.2	Community Support Services

Supports communities in designing and delivering preventive social services and municipal based transitional social services that help enhance Albertans’ social well-being.

6.3	Family and Community Safety

Provides grant funding to municipalities and community based organizations to provide community centred services to Albertans, through the Civil Society Fund, and the Service Dog Program.

7	Seniors Services
7.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services.

7.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

7.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

7.4	Seniors Community Grants

Provides funding to support seniors abuse shelters as well as initiatives that ensures seniors are empowered to live independently, safely and with dignity.

7.5	Property Tax Deferral Loans

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

8	Alberta Seniors Benefit
8.1	Program Planning and Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other seniors financial assistance programs.

8.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

63	Assisted Living and Social Services

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

8.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

9	Housing
9.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to Albertans in need.

9.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance, Special Needs Housing, and Affordable Housing Strategy.

10	Public Guardian and Trustee Services

Responsible for health care decisions under last resort provisions, protects minors’ property interests and may act in the administration of missing or deceased persons’ estates.

11	Continuing Care
11.1	Program Planning and Delivery

Includes salaries, supplies and services to support continuing care programs.

11.2	Continuing Care Programs

Provides support for various continuing care initiatives related to improving the quality of care provided in continuing care settings.

11.3	Grants to Assisted Living Alberta

Provides funding to Assisted Living Alberta to support: Facility-based continuing care; Health services provided in a community setting and in home settings; and related administrative costs.

11.4	Continuing Care Beds

Provides capital support to develop and open new continuing care beds in priority areas throughout the province.

12	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

13	Disaster Recovery & Emergency Assistance
13.1	Disaster Recovery Supports

Supports to assist Albertans in recovering from disasters.

13.2	Disaster Recovery Grants to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address Disaster Recovery related operating and capital requirements.

Assisted Living and Social Services	64

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,173	1,223	1,223

1.2 Deputy Minister’s Office	934	984	1,196

1.3 Strategic Services	23,139	23,139	28,250

1.4 Corporate Services	9,578	9,778	10,705

1.5 Appeals Panels	4,061	4,361	7,782

Sub-total	38,885	39,485	49,156

2 Employment and Income Support

2.1 Program Planning and Delivery	157,084	161,602	168,742

2.2 Income Support to People Expected to Work or Working	662,817	587,817	552,617

2.3 Income Support to People with Barriers to Full Employment	253,335	256,335	247,535

2.4 Career and Employment Services	184,779	166,479	246,800

Sub-total	1,258,015	1,172,233	1,215,694

3 Disability Income Assistance

3.1 Program Planning and Delivery	42,662	46,762	88,399

3.2 Financial Assistance Grants	1,598,522	1,614,822	1,609,762

Sub-total	1,641,184	1,661,584	1,698,161

4 Disability Services

4.1 Program Planning and Delivery	74,092	76,049	81,577

4.2 Persons with Developmental Disabilities - Supports to Albertans	1,302,148	1,250,648	1,328,648

4.3 Persons with Developmental Disabilities - Direct Operations	40,513	38,513	39,513

4.4 Family Support for Children with Disabilities	263,965	266,965	271,365

4.5 Provincial Disability Supports Initiatives	20,199	20,199	20,199

4.6 Fetal Alcohol Spectrum Disorder Initiatives	27,639	27,639	27,639

4.7 Disability Advocate’s Office	1,239	1,339	1,455

Sub-total	1,729,795	1,681,352	1,770,396

5 Homeless and Housing Supports Services

5.1 Program Planning and Delivery	7,643	7,643	9,187

5.2 Homeless Shelters	114,712	125,312	119,512

5.3 Homeless Housing Supports	98,018	104,618	98,018

Sub-total	220,373	237,573	226,717

6 Community Supports and Family Safety

6.1 Program Planning and Delivery	1,854	2,554	2,579

6.2 Community Support Services	112,000	109,000	112,000

6.3 Family and Community Safety	16,400	3,450	16,400

Sub-total	130,254	115,004	130,979

65	Assisted Living and Social Services

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE continued

7 Seniors Services

7.1 Program Planning and Delivery	6,467	6,467	6,858

7.2 Special Needs Assistance Grants	17,447	17,447	18,997

7.3 Seniors Home Adaptation and Repair	1,565	1,565	1,565

7.4 Seniors Community Grants	6,501	8,362	6,596

Sub-total	31,980	33,841	34,016

8 Alberta Seniors Benefit

8.1 Program Planning and Delivery	6,423	6,723	7,004

8.2 Alberta Seniors Benefit Grants	437,208	415,608	442,885

8.3 Supplementary Accommodations Benefit	96,850	82,450	103,464

Sub-total	540,481	504,781	553,353

9 Housing

9.1 Program Planning and Delivery	13,070	14,870	15,338

9.2 Assistance to Alberta Social Housing Corporation	184,049	184,049	199,449

Sub-total	197,119	198,919	214,787

10 Public Guardian and Trustee Services	28,751	30,651	33,242

11 Continuing Care

11.1 Program Planning and Delivery	21,796	34,696	28,737

11.2 Continuing Care Programs	261,194	229,630	325,196

11.3 Grants to Assisted Living Alberta	3,746,300	4,693,709	5,015,170

Sub-total	4,029,290	4,958,035	5,369,103

12 Services Provided to Other Ministries	2,950	2,950	2,950

13 Disaster Recovery & Emergency Assistance

13.1 Disaster Recovery Supports	-	4,800	-

CAPITAL GRANTS

4 Disability Services

4.2 Persons with Developmental Disabilities - Supports to Albertans	-	500	-

5 Homeless and Housing Supports Services

5.2 Homeless Shelters	-	2,050	-

7 Seniors Services

7.4 Seniors Community Grants	-	139	-

11 Continuing Care

11.4 Continuing Care Beds	178,300	116,800	344,019

Assisted Living and Social Services	66

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL PAYMENTS TO RELATED PARTIES

9 Housing

9.2 Assistance to Alberta Social Housing Corporation	228,240	228,240	283,774

13 Disaster Recovery & Emergency Assistance

13.2 Disaster Recovery Grants to Alberta Social Housing Corporation	16,000	16,000	-
Total	10,271,617	11,004,937	11,926,347

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

3 Disability Income Assistance

3.1 Program Planning and Delivery	-	1,200	-

4 Disability Services

4.3 Persons with Developmental Disabilities - Direct Operations	572	1,598	572

4.7 Disability Advocate’s Office	-	830	-

Sub-total	572	2,428	572

10 Public Guardian and Trustee Services	3,500	4,370	4,500

11 Continuing Care

11.1 Program Planning and Delivery	-	635	-

11.2 Continuing Care Programs	-	3,080	1,580

Sub-total	-	3,715	1,580
Total	4,072	11,713	6,652

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES

7 Seniors Services

7.3 Seniors Home Adaptation and Repair	9,950	9,950	8,000

7.5 Property Tax Deferral Loans	9,750	9,750	11,700
Total	19,700	19,700	19,700

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE

11 Continuing Care

11.3 Grants to Assisted Living Alberta	-	144,235	-
Total	-	144,235	-

67	Assisted Living and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2026-27 Estimate
1 Services Provided to Other Ministries	2,950

Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 12
Total	2,950

Assisted Living and Social Services	68

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Disability Services	427	427	427

Public Guardian and Trustee Services	4	4	4

Total	431	431	431

69	Assisted Living and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	49,156	-	-	-	49,156

Employment and Income Support	1,215,694	-	-	(3,500)	1,212,194

Disability Income Assistance	1,698,161	-	-	-	1,698,161

Disability Services	1,770,396	427	-	(19,500)	1,751,323

Homeless and Housing Supports Services	226,717	-	-	-	226,717

Community Supports and Family Safety	130,979	-	-	-	130,979

Seniors Services	34,016	-	-	-	34,016

Alberta Seniors Benefit	553,353	-	-	-	553,353

Housing	498,561	-	-	(483,223)	15,338

Public Guardian and Trustee Services	33,242	4	-	-	33,246

Continuing Care	5,713,122	-	-	(5,087,170)	625,952

Services Provided to Other Ministries	2,950	-	-	(2,950)	-

Alberta Social Housing Corporation	-	-	648,009	-	648,009

Assisted Living Alberta	-	-	5,254,581	-	5,254,581

Total	11,926,347	431	5,902,590	(5,596,343)	12,233,025

CAPITAL INVESTMENT

Disability Services	572	-	-	-	572

Public Guardian and Trustee Services	4,500	-	-	-	4,500

Continuing Care	1,580	-	-	-	1,580

Alberta Social Housing Corporation	-	-	58,833	-	58,833

Total	6,652	-	58,833	-	65,485

INVENTORY ACQUISITION

Assisted Living Alberta	-	-	33,231	-	33,231

Total	-	-	33,231	-	33,231

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	11,298,554	-	5,524,262	(5,312,569)	11,510,247

Capital grants	344,019	-	284,150	-	628,169

Capital payments to related parties	283,774	-	-	(283,774)	-

Amortization	-	431	60,947	-	61,378

Inventory consumption	-	-	33,231	-	33,231

Total	11,926,347	431	5,902,590	(5,596,343)	12,233,025

CAPITAL INVESTMENT	6,652	-	58,833	-	65,485

INVENTORY ACQUISITION	-	-	33,231	-	33,231

Assisted Living and Social Services	70

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Labour Market Development	72,515	72,515	75,436

Services on First Nations Reserves	49,143	50,143	51,000

Other Federal Transfers	348,187	362,903	299,600

Investment Income	7,270	6,970	6,770

Other Revenue	59,112	60,392	49,525

Premiums, Fees and Licences	147,351	147,971	148,971

Ministry Total	683,578	700,894	631,302

Inter-Ministry Consolidations	(4,950)	(4,950)	(4,950)

Consolidated Total	678,628	695,944	626,352

EXPENSE

Ministry Support Services	38,885	39,485	49,156

Employment and Income Support	1,258,015	1,172,233	1,215,694

Disability Income Assistance	1,641,184	1,661,584	1,698,161

Disability Services	1,722,222	1,674,279	1,762,823

Homeless and Housing Supports Services	220,373	239,623	226,717

Community Supports and Family Safety	130,254	115,004	130,979

Seniors Services	31,980	33,980	34,016

Alberta Seniors Benefit	540,481	504,781	553,353

Housing	13,070	14,870	15,338

Public Guardian and Trustee Services	28,755	30,655	33,246

Continuing Care	461,290	381,126	625,952

Services Provided to Other Ministries	2,950	2,950	2,950

Disaster Recovery & Emergency Assistance	-	4,800	-

Alberta Social Housing Corporation	641,213	678,715	648,009

Assisted Living Alberta	4,585,478	5,004,355	5,254,581

Ministry Total	11,316,150	11,558,440	12,250,975

Inter-Ministry Consolidations	(17,950)	(17,950)	(17,950)

Consolidated Total	11,298,200	11,540,490	12,233,025
Net Operating Result	(10,619,572)	(10,844,546)	(11,606,673)

71	Assisted Living and Social Services

 MINISTRY FINANCIAL STATEMENTS…continued

 CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVESTMENT

Disability Income Assistance	-	1,200	-

Disability Services	572	2,428	572

Public Guardian and Trustee Services	3,500	4,370	4,500

Continuing Care	-	3,715	1,580

Alberta Social Housing Corporation	51,633	45,820	58,833
Consolidated Total	55,705	57,533	65,485

AMORTIZATION	(56,778)	(61,378)	(61,378)

DISPOSALS OR WRITE OFFS	(8,000)	(8,000)	-

Change in Capital Assets Total	(9,073)	(11,845)	4,107

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Assisted Living Alberta	33,231	33,231	33,231
Consolidated Total	33,231	33,231	33,231

CONSUMPTION	(33,231)	(33,231)	(33,231)

Assisted Living and Social Services	72

Children and Family Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	1,225,203	1,229,678	1,284,941

CAPITAL INVESTMENT	1,310	6,806	2,109

CONTINGENCY	-	21,825	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the Ministry, government and public service.

1.3	Corporate Services

Provides business services and corporate finance for the Ministry.

2	Child Intervention
2.1	Program Planning and Supports

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Delivery

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Early Intervention Services for Children and Youth
3.1	Early Intervention and Early Childhood Development

Mitigates the need of child intervention services and enhances child, youth and family resiliency through a variety of supports (e.g. mentoring, parenting resources, home visitation, and supports for healthy development).

3.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through financial, mentoring and the cost of post-secondary education.

4	Prevention of Family and Sexual Violence
4.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.2	Prevention of Family and Sexual Abuse

Provides grant funding to community-based organizations to prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

4.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5	Indigenous Partnerships
5.1	Policy and Partnerships

Provides strategic advice and support for innovative policy development and implementation as well as leads partnership and agreement discussions with Indigenous stakeholders.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders.

Children and Family Services	74

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	768	768	857

1.2 Deputy Minister’s Office	786	786	889

1.3 Corporate Services	4,825	4,825	5,462

Sub-total	6,379	6,379	7,208

2 Child Intervention

2.1 Program Planning and Supports	11,712	11,712	12,999

2.2 Child Intervention Delivery	621,561	618,561	651,606

2.3 Supports for Permanency	69,734	69,734	71,310

2.4 Kinship and Foster Care Support	255,012	255,012	268,948

Sub-total	958,019	955,019	1,004,863

3 Early Intervention Services for Children and Youth

3.1 Early Intervention and Early Childhood Development	81,052	81,052	81,911

3.2 Youth in Transition	81,002	81,002	85,789

Sub-total	162,054	162,054	167,700

4 Prevention of Family and Sexual Violence

4.1 Program Planning and Delivery	2,578	2,578	2,739

4.2 Prevention of Family and Sexual Abuse	25,035	28,145	28,685

4.3 Women’s Shelters	60,609	64,974	61,737

Sub-total	88,222	95,697	93,161

5 Indigenous Partnerships

5.1 Policy and Partnerships	7,848	7,848	7,806

5.2 Indigenous Connections	2,681	2,681	3,703

Sub-total	10,529	10,529	11,509

CAPITAL GRANTS

4 Prevention of Family and Sexual Violence

4.3 Women’s Shelters	-	-	500

Total	1,225,203	1,229,678	1,284,941

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

2 Child Intervention

2.2 Child Intervention Delivery	1,310	6,806	2,109

Total	1,310	6,806	2,109

75	Children and Family Services

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	45	-

1.2 Deputy Minister’s Office	-	52	-

1.3 Corporate Services	-	322	-

Sub-total	-	419	-

2 Child Intervention

2.1 Program Planning and Supports	-	649	-

2.2 Child Intervention Delivery	-	16,775	-

2.3 Supports for Permanency	-	240	-

2.4 Kinship and Foster Care Support	-	1,564	-

Sub-total	-	19,228	-

3 Early Intervention Services for Children and Youth

3.1 Early Intervention and Early Childhood Development	-	130	-

3.2 Youth in Transition	-	1,388	-

Sub-total	-	1,518	-

4 Prevention of Family and Sexual Violence

4.1 Program Planning and Delivery	-	166	-

5 Indigenous Partnerships

5.1 Policy and Partnerships	-	357	-

5.2 Indigenous Connections	-	137	-

Sub-total	-	494	-

Total	-	21,825	-

Children and Family Services	76

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Child and Family Benefit	375,000	375,000	405,000

DEPARTMENT NON-CASH AMOUNTS

Amortization

Child Intervention	72	72	72

Valuation Adjustments and Other Provisions

Child Intervention	1,500	1,500	1,500

Total	376,572	376,572	406,572

77	Children and Family Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	7,208	-	-	7,208

Child Intervention	1,004,863	1,572	(2,360)	1,004,075

Early Intervention Services for Children and Youth	167,700	-	(4,310)	163,390

Prevention of Family and Sexual Violence	93,661	-	-	93,661

Indigenous Partnerships	11,509	-	-	11,509

Alberta Child and Family Benefit	-	405,000	-	405,000

Total	1,284,941	406,572	(6,670)	1,684,843

CAPITAL INVESTMENT

Child Intervention	2,109	-	-	2,109

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	1,284,441	406,500	(6,670)	1,684,271

Capital grants	500	-	-	500

Amortization	-	72	-	72

Total	1,284,941	406,572	(6,670)	1,684,843

CAPITAL INVESTMENT	2,109	-	-	2,109

Children and Family Services	78

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Services to First Nations Reserves	51,078	51,078	51,078

Other Federal Transfers	35,330	42,805	42,613

Other Revenue	7,699	7,699	7,699

Consolidated Total	94,107	101,582	101,390

EXPENSE

Ministry Support Services	6,379	6,798	7,208

Child Intervention	959,591	975,819	1,006,435

Early Intervention Services for Children and Youth	162,054	163,572	167,700

Prevention of Family and Sexual Violence	88,222	95,863	93,661

Indigenous Partnerships	10,529	11,023	11,509

Alberta Child and Family Benefit	375,000	375,000	405,000

Ministry Total	1,601,775	1,628,075	1,691,513
Inter-Ministry Consolidations	(6,670)	(6,670)	(6,670)
Consolidated Total	1,595,105	1,621,405	1,684,843
Net Operating Result	(1,500,998)	(1,519,823)	(1,583,453)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Child Intervention	1,310	6,806	2,109

Consolidated Total	1,310	6,806	2,109

AMORTIZATION	(72)	(72)	(72)
Change in Capital Assets Total	1,238	6,734	2,037

79	Children and Family Services

Education and Childcare

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	7,942,396	7,964,453	8,507,572

CAPITAL INVESTMENT	5,565	20,427	15,565

FINANCIAL TRANSACTIONS	17,285	17,285	18,421

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Early Childhood Services to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions
3.1	Base Funding

Funding for the delivery of basic instructional programming for Early Childhood Services to Grade 12 education programs and curriculum implementation.

3.2	Learning Support Funding

Funding to support the unique and diverse learning needs and well being of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for governance and system administration expenditures.

3.6	Labour Disruption Payments

Funding support and services during labour disruption.

4	Accredited Independent Schools and Early Childhood Service Operators
4.1	Accredited Independent Schools Support

Funding to accredited independent schools and designated special education for children in Early Childhood Services to Grade 12.

4.2	Accredited Independent Early Childhood Service Operators Support

Funding to accredited independent early childhood service operators.

5	School Facilities
5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement.

6	Child Care
6.1	Child Care Affordability and Access

Provides subsidies to low-income families, support for children with unique needs and oversight of program licensing, inspection, and staff certification.

6.2	Child Care Quality and Worker Supports

Issues early childhood educator certification and provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in licensed child care programs.

Education and Childcare	82

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	793	969	1,042

1.2 Deputy Minister’s Office	685	798	1,007

1.3 Corporate Services	5,248	5,548	6,060

Sub-total	6,726	7,315	8,109

2 Education System Support	95,426	100,939	109,713

3 Operating Support for School Jurisdictions

3.1 Base Funding	2,121,608	1,820,808	2,199,363

3.2 Learning Support Funding	1,605,816	1,749,916	1,836,396

3.3 Operations and Maintenance	723,364	763,364	760,664

3.4 Transportation	486,531	452,731	458,031

3.5 Governance and Administration	284,800	299,800	303,900

3.6 Labour Disruption Payments	-	204,000	-

Sub-total	5,222,119	5,290,619	5,558,354

4 Accredited Independent Schools and Early Childhood Service Operators

4.1 Accredited Independent Schools Support	294,861	294,861	320,427

4.2 Accredited Independent Early Childhood Service Operators Support	166,246	166,246	175,880

Sub-total	461,107	461,107	496,307

5 School Facilities

5.1 School Facilities Infrastructure	3,000	3,000	1,000

6 Child Care

6.1 Child Care Affordability and Access	1,632,980	1,520,074	1,773,498

6.2 Child Care Quality and Worker Supports	323,611	359,611	343,611

Sub-total	1,956,591	1,879,685	2,117,109

CAPITAL GRANTS

4 Accredited Independent Schools and Early Childhood Service Operators

4.1 Accredited Independent Schools Support	-	500	34,500

5 School Facilities

5.1 School Facilities Infrastructure	11,477	10,366	5,804

6 Child Care

6.1 Child Care Affordability and Access	8,000	32,495	-

CAPITAL PAYMENTS TO RELATED PARTIES

5 School Facilities

5.1 School Facilities Infrastructure	145,037	134,864	144,899

83	Education and Childcare

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL PAYMENTS TO RELATED PARTIES...continued

6 Child Care

6.1 Child Care Affordability and Access	-	10,650	-

DEBT SERVICING

5 School Facilities

5.2 Alberta Schools Alternative Procurement	32,913	32,913	31,777
Total	7,942,396	7,964,453	8,507,572

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Education System Support	565	757	565

3 Operating Support for School Jurisdictions

3.6 Labour Disruption Payments	-	1,000	-

6 Child Care

6.1 Child Care Affordability and Access	5,000	18,670	15,000

Total	5,565	20,427	15,565

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

5 School Facilities

5.2 Alberta Schools Alternative Procurement	17,285	17,285	18,421

Total	17,285	17,285	18,421

Education and Childcare	84

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	French Language Program	21,000

	Funding received from the federal government to support French minority language and second language education programs. Program 3.2

2	Education Services	5,225

Revenue generated from license agreements and administration fees for education services. This includes diploma exam re-writes, educational print services, high school transcriptions, teacher certifications and license agreements for achievement tests and diploma exams. Program 2

Total		26,225

85	Education and Childcare

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Teachers’ Pension Plan (post-1992) - payments	372,941	372,941	392,941

School Facilities	4,500	4,500	4,500

DEPARTMENT NON-CASH AMOUNTS

Amortization

Education System Support	766	653	765

Child Care	1,000	14,405	14,961

Valuation Adjustments and Other Provisions

School Facilities	-	68,261	115,520
Total	379,207	460,760	528,687

Education and Childcare	86

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	8,109	-	-	-	8,109

Instruction - ECS to Grade 12	4,035,759	392,941	11,581,890	(7,618,695)	8,391,895

Operations and Maintenance	760,664	-	839,436	(756,649)	843,451

Student Transportation	458,031	-	504,280	(457,286)	505,025

Accredited Independent Schools and Early Childhood	530,807	-	-	-	530,807

Service Operators

School Facilities	151,703	120,020	520,074	(265,919)	525,878

Governance and System Administration	303,900	-	301,860	(301,860)	303,900

Program Support Services	109,713	765	96,200	(4,900)	201,778

Child Care	2,117,109	14,961	-	(7,030)	2,125,040

Debt Servicing Costs	31,777	-	17,216	(8,624)	40,369

Total	8,507,572	528,687	13,860,956	(9,420,963)	13,476,252

CAPITAL INVESTMENT

School Facilities	-	-	1,579,857	-	1,579,857

Program Support Services	565	-	-	-	565

Child Care	15,000	-	-	-	15,000

Total	15,565	-	1,579,857	-	1,595,422

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	8,290,592	512,961	13,329,166	(9,267,440)	12,865,279

Capital grants	40,304	-	-	-	40,304

Capital payments to related parties	144,899	-	-	(144,899)	-

Amortization	-	15,726	514,574	-	530,300

Debt servicing costs - general	-	-	17,216	(8,624)	8,592

Debt servicing costs - Capital Plan	31,777	-	-	-	31,777

Total	8,507,572	528,687	13,860,956	(9,420,963)	13,476,252

CAPITAL INVESTMENT	15,565	-	1,579,857	-	1,595,422

87	Education and Childcare

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Education Property Tax	3,124,000	3,124,000	3,591,700

Early Learning Child Care Agreements	1,146,598	1,197,307	1,170,088

Transfers from Government of Canada	148,787	123,555	122,511

Other Federal Transfers	100	25,400	17,550

Premiums, Fees and Licences	237,225	243,494	249,727

Investment Income	49,719	48,787	49,756

Internal Government Transfers	322,088	322,088	322,088

Fundraising, Gifts and Donations	87,074	82,635	82,635

Other Revenue	207,617	186,908	191,362

Ministry Total	5,323,208	5,354,174	5,797,417

Inter-Ministry Consolidations	(322,088)	(322,088)	(322,088)

Consolidated Total	5,001,120	5,032,086	5,475,329

EXPENSE

Ministry Support Services	6,726	7,315	8,109

Instruction - ECS to Grade 12	7,664,229	7,505,329	8,392,040

Operations and Maintenance	806,151	846,151	843,451

Student Transportation	533,525	499,725	505,025

Accredited Independent Schools and Early Childhood Service Operators	461,107	461,607	530,807

School Facilities	522,602	593,299	641,398

Governance and System Administration	284,800	299,800	303,900

Program Support Services	119,492	202,892	201,778

Labour Disruption Payments	-	204,000	-

Child Care	1,961,791	1,922,785	2,128,270

Debt Servicing Costs	56,629	56,629	48,993

Ministry Total	12,417,052	12,599,532	13,603,771

Inter-Ministry Consolidations	(18,499)	(86,760)	(127,519)
Consolidated Total	12,398,553	12,512,772	13,476,252
Net Operating Result	(7,397,433)	(7,480,686)	(8,000,923)

CHANGE IN CAPITAL ASSETS

INVESTMENT

School Facilities	1,030,858	1,081,286	1,579,857

Program Support Services	565	757	565

Labour Disruption Payments	-	1,000	-
Child Care	5,000	18,670	15,000

Consolidated Total	1,036,423	1,101,713	1,595,422

AMORTIZATION	(505,391)	(522,230)	(530,300)
Change in Capital Assets Total	531,032	579,483	1,065,122

Education and Childcare	88

Energy and Minerals

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	683,390	580,837	462,682

CAPITAL INVESTMENT	500	1,785	6,000

FINANCIAL TRANSACTIONS	-	95,000	-

CONTINGENCY	-	14,387	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic, financial, and legislative advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Economic Recovery Support
4.1	Mineral Strategy

Costs associated with government’s Mineral Strategy and Action Plan.

4.2	Alberta Petrochemicals Incentive Program

Provides grants to companies to attract investment in new or expanded market-driven petrochemical facilities.

Energy and Minerals	90

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,050	1,050	1,063

1.2 Deputy Minister’s Office	1,080	1,080	1,095

1.3 Corporate Services	3,363	3,363	5,263

Sub-total	5,493	5,493	7,421

2 Resource Development and Management

2.1 Energy Operations	21,828	21,828	23,428

2.2 Energy Policy	56,618	56,618	74,569

Sub-total	78,446	78,446	97,997

3 Cost of Selling Oil	406,415	307,362	333,138

4 Economic Recovery Support

4.1 Mineral Strategy	12,200	12,200	7,200

CAPITAL GRANTS

2 Resource Development and Management

2.2 Energy Policy	-	-	10,000

4 Economic Recovery Support

4.2 Alberta Petrochemicals Incentive Program	180,836	177,336	6,926

Total	683,390	580,837	462,682

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	500	777	500

2 Resource Development and Management

2.1 Energy Operations	-	1,008	5,500

Total	500	1,785	6,000

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

LEGAL LIABILITY RETIREMENT

2 Resource Development and Management

2.2 Energy Policy	-	95,000	-

Total	-	95,000	-

91	Energy and Minerals

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.3 Corporate Services	-	1,000	-

2 Resource Development and Management

2.1 Energy Operations	-	700	-

2.2 Energy Policy	-	12,687	-

Sub-total	-	13,387	-

Total	-	14,387	-

Energy and Minerals	92

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Carbon Capture and Storage	689	689	689

Capital Grants

Carbon Capture and Storage	36,443	28,118	-

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	500	500	500

Valuation Adjustments and Other Provisions

Resource Development and Management	40	40	40
Total	37,672	29,347	1,229

93	Energy and Minerals

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	7,421	500	-	-	7,921

Resource Development and Management	107,997	40	-	-	108,037

Cost of Selling Oil	333,138	-	-	-	333,138

Carbon Capture and Storage	-	689	-	-	689

Energy Regulation	-	-	282,586	-	282,586

Orphan Well Abandonment	-	-	155,062	-	155,062
Economic Recovery Support	14,126	-	-	(7,200)	6,926

Total	462,682	1,229	437,648	(7,200)	894,359

CAPITAL INVESTMENT

Ministry Support Services	500	-	-	-	500
Resource Development and Management	5,500	-	-	-	5,500
Energy Regulation	-	-	14,500	-	14,500
Total	6,000	-	14,500	-	20,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	445,756	729	425,648	(7,200)	864,933

Capital grants	16,926	-	-	-	16,926
Amortization	-	500	12,000	-	12,500

Total	462,682	1,229	437,648	(7,200)	894,359

CAPITAL INVESTMENT	6,000	-	14,500	-	20,500

Energy and Minerals	94

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Freehold Mineral Rights Tax	100,356	100,026	112,299

Natural Gas and By-Products Royalty	1,228,200	729,780	942,155

Crude Oil Royalty	2,509,523	2,317,497	2,120,474

Bitumen Royalty	12,830,420	12,668,790	9,688,142

Bonuses and Sales of Crown Leases	361,127	405,898	331,311

Energy Regulation Industry Levies and Licences	250,000	251,248	262,916

Orphan Well Abandonment Levy and Fees	144,950	144,950	155,062

Investment Income	5,899	5,899	5,021

Other Revenue	1,700	141,409	1,825

Other Premiums, Fees and Licences	1,729	3,041	2,089

Net Income Alberta Petroleum Marketing Commission	(673,826)	(604,260)	(313,414)

Rentals and Fees / Coal Royalty	138,036	163,432	130,842

Ministry Total	16,898,114	16,327,710	13,438,722

Inter-Ministry Consolidations	(1,125)	(1,125)	(1,250)

Consolidated Total	16,896,989	16,326,585	13,437,472

EXPENSE

Ministry Support Services	5,993	6,993	7,921

Resource Development and Management	76,986	90,373	108,037

Cost of Selling Oil	406,415	307,362	333,138

Carbon Capture and Storage	37,132	28,807	689

Energy Regulation	269,723	271,923	282,586

Orphan Well Abandonment	144,950	144,950	155,062
Economic Recovery Support	180,836	177,336	6,926

Consolidated Total	1,122,035	1,027,744	894,359
Net Operating Result	15,774,954	15,298,841	12,543,113

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	500	777	500

Resource Development and Management	-	1,008	5,500
Energy Regulation	14,500	14,500	14,500

Consolidated Total	15,000	16,285	20,500

AMORTIZATION	(12,500)	(12,500)	(12,500)
Change in Capital Assets Total	2,500	3,785	8,000

95	Energy and Minerals

Environment and Protected Areas

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	533,613	492,985	452,768

CAPITAL INVESTMENT	23,429	17,948	16,694

FINANCIAL TRANSACTIONS	808	808	1,147

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy

Develops policies and programs that are aligned with provincial air quality outcomes and that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating air emissions from approved facilities and monitoring air quality for emissions of concern to Albertans.

3	Land
3.1	Land Policy

Develops, coordinates, and evaluates polices related to land conservation, reclamation and remediation, waste and recycling management, and public lands management.

3.2	Land Management

Develops and supports implementation of policy, regional and sub-regional land use plans, conserves and supports management of crown land through the integration of diverse interests.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management, including safe drinking water, reliable water supplies and healthy aquatic ecosystems.

4.2	Water Partners and Stewardship

Supports outreach with Albertans to enhance water stewardship, including working with established partners.

4.3	Water Management

Responsible for supporting and promoting the conservation and sustainable management of water resources, through the wise use and allocation of water under the Water Act in Alberta.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

5	Fish and Wildlife
5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

Environment and Protected Areas	98

DESCRIPTION OF SUPPLY VOTE PROGRAM … continued

6	Integrated Planning
6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

8	Science and Monitoring
8.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making and supports reporting led by the Chief Scientist.

8.2	Oil Sands Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

9	Emissions Management
9.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction regulatory system, the Specified Gas Reporting Regulation, and Renewable Fuel Standard Regulation.

9.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions and climate resilience in Alberta.

10	Quasi-Judicial Bodies
10.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

10.2	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by Environment and Protected Areas and Forestry and Parks.

99	Environment and Protected Areas

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,018	1,088	1,151

1.2 Deputy Minister’s Office	694	1,047	1,109

1.3 Corporate Services	18,986	19,415	19,890

Sub-total	20,698	21,550	22,150

2 Air

2.1 Air Policy	5,865	5,772	5,656

2.2 Air Partners and Stewardship	3,344	3,344	2,944

2.3 Air Quality Management	1,239	1,321	1,451

Sub-total	10,448	10,437	10,051

3 Land

3.1 Land Policy	4,051	4,589	4,871

3.2 Land Management	10,727	11,384	11,169

Sub-total	14,778	15,973	16,040

4 Water

4.1 Water Policy	5,509	5,509	4,786

4.2 Water Partners and Stewardship	7,086	7,086	6,501

4.3 Water Management	33,730	30,922	36,314

4.4 Flood Adaptation	10,872	10,872	10,701

Sub-total	57,197	54,389	58,302

5 Fish and Wildlife

5.1 Fish and Wildlife Policy	10,619	10,619	9,208

5.2 Fisheries Management	8,852	9,647	9,114

5.3 Wildlife Management	51,677	52,118	36,988

Sub-total	71,148	72,384	55,310

6 Integrated Planning

6.1 Resource Management	16,570	17,782	17,934

6.2 Regional Cumulative Effects Management	12,143	12,895	14,023

6.3 Environmental Emergency Response	4,482	4,512	4,655

Sub-total	33,195	35,189	36,612

7 Land Use Secretariat	6,911	6,911	6,634

8 Science and Monitoring

8.1 Environmental Science, Monitoring, Evaluation and Reporting	18,031	19,674	18,603

8.2 Oil Sands Monitoring	54,392	54,392	54,392

Sub-total	72,423	74,066	72,995

Environment and Protected Areas	100

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE continued

9 Emissions Management

9.1 Regulatory and Operations	10,541	10,541	10,541

9.2 Technology Innovation and Emissions Reduction	181,620	133,064	109,005

Sub-total	192,161	143,605	119,546

10 Quasi-Judicial Bodies

10.1 Natural Resources Conservation Board	6,104	6,104	5,526

10.2 Environmental and Public Lands Appeal Board	1,950	1,950	1,952

Sub-total	8,054	8,054	7,478

CAPITAL GRANTS

4 Water

4.3 Water Management	500	1,448	-

4.4 Flood Adaptation	28,500	30,079	27,550

Sub-total	29,000	31,527	27,550

5 Fish and Wildlife

5.2 Fisheries Management	-	1,300	-

6 Integrated Planning

6.1 Resource Management	-	-	10,000

6.2 Regional Cumulative Effects Management	17,600	17,600	10,100

Sub-total	17,600	17,600	20,100

Total	533,613	492,985	452,768

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	1,259	1,641	425

3 Land

3.2 Land Management	5,602	5,602	5,602

4 Water

4.2 Water Partners and Stewardship	242	242	-

4.3 Water Management	5,200	2,170	5,500

4.4 Flood Adaptation	2,702	380	-

Sub-total	8,144	2,792	5,500

5 Fish and Wildlife

5.2 Fisheries Management	2,505	1,655	158

5.3 Wildlife Management	299	299	299

Sub-total	2,804	1,954	457

101	Environment and Protected Areas

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT CAPITAL ACQUISITIONS continued

6 Integrated Planning

6.2 Regional Cumulative Effects Management	215	554	135

6.3 Environmental Emergency Response	22	22	-

Sub-total	237	576	135

8 Science and Monitoring

8.1 Environmental Science, Monitoring, Evaluation and Reporting	5,383	5,383	4,575

Total	23,429	17,948	16,694

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES
4 Water
4.3 Water Management	100	100	100

6 Integrated Planning
6.1 Resource Management	708	708	1,047

Total	808	808	1,147

Environment and Protected Areas	102

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Remediation Certificates	25

	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2

2	Bow Habitat Station	415

	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2
Total		440

103	Environment and Protected Areas

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Land	5,000	16,600	29,600

Quasi-Judicial Bodies	25,000	43,200	25,000

DEPARTMENT NON-CASH AMOUNTS

Amortization	3,638	3,638	3,791

Valuation Adjustments and Other Provisions

Vacation Liability and Doubtful Accounts	1,227	1,227	1,227

Total	34,865	64,665	59,618

Environment and Protected Areas	104

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	22,150	1,301	-	(2,830)	20,621

Air	10,051	10	-	-	10,061

Land	16,040	29,600	10,000	(34,600)	21,040

Water	85,852	94	-	(1,250)	84,696

Fish and Wildlife	55,310	661	-	-	55,971

Integrated Planning	56,712	246	-	-	56,958

Land Use Secretariat	6,634	-	-	-	6,634

Science and Monitoring	72,995	2,706	-	(995)	74,706

Emissions Management	119,546	-	166,000	(164,950)	120,596

Quasi-Judicial Bodies	7,478	25,000	5,552	(5,525)	32,505

Total	452,768	59,618	181,552	(210,150)	483,788

CAPITAL INVESTMENT

Ministry Support Services	425	-	-	-	425

Land	5,602	-	-	-	5,602

Water	5,500	-	-	-	5,500

Fish and Wildlife	457	-	-	-	457

Integrated Planning	135	-	-	-	135

Science and Monitoring	4,575	-	-	-	4,575

Quasi-Judicial Bodies	-	-	17	-	17

Total	16,694	-	17	-	16,711

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	405,118	55,827	171,522	(205,150)	427,317

Capital grants	47,650	-	5,000	-	52,650

Capital payments to related parties	-	-	5,000	(5,000)	-

Amortization	-	3,791	30	-	3,821

Total	452,768	59,618	181,552	(210,150)	483,788

CAPITAL INVESTMENT	16,694	-	17	-	16,711

105	Environment and Protected Areas

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers from Government of Canada	32,474	34,053	16,234

Investment Income	12,690	24,690	9,540

Premiums, Fees and Licences	8,856	4,841	8,982

Technology Innovation and Emissions Reduction Fund	397,000	279,776	157,000

Other Revenue	58,488	71,036	86,758

Ministry Total	509,508	414,396	278,514

Inter-Ministry Consolidations	(2,830)	(2,830)	(2,830)

Consolidated Total	506,678	411,566	275,684

EXPENSE

Ministry Support Services	21,953	22,805	23,451

Air	10,458	10,447	10,061

Land	19,778	40,773	21,040

Water	86,291	86,010	85,946

Fish and Wildlife	71,809	74,345	55,971

Integrated Planning	51,041	53,035	56,958

Land Use Secretariat	6,911	6,911	6,634

Science and Monitoring	75,022	76,665	75,701

Emissions Management	193,211	144,655	120,596

Quasi-Judicial Bodies	33,081	51,281	32,505

Ministry Total	569,555	566,927	488,863

Inter-Ministry Consolidations	(4,950)	(21,450)	(5,075)

Consolidated Total	564,605	545,477	483,788

Net Operating Result	(57,927)	(133,911)	(208,104)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	1,259	1,641	425

Land	5,602	5,602	5,602

Water	8,144	2,792	5,500

Fish and Wildlife	2,804	1,954	457

Integrated Planning	237	576	135

Science and Monitoring	5,383	5,383	4,575

Quasi-Judicial Bodies	17	17	17

Consolidated Total	23,446	17,965	16,711

AMORTIZATION	(3,668)	(3,668)	(3,821)

Change in Capital Assets Total	19,778	14,297	12,890

Environment and Protected Areas	106

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	95,730	95,730	103,735

CAPITAL INVESTMENT	50	50	50

CONTINGENCY	-	4,199	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council

Includes the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office, Cabinet Coordination Office, and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental and International Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and coordinates, develops and delivers Alberta’s international relations efforts and trade promotion activities, including missions by the Premier.

3	Communications and Public Engagement

Provides full-service communications, engagement, and marketing support for all Government of Alberta departments.

Executive Council	108

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1.1 Office of the Premier / Executive Council	33,377	27,877	27,484

1.2 Office of the Lieutenant Governor	659	659	720

Sub-total	34,036	28,536	28,204

2 Intergovernmental and International Relations	23,595	22,095	24,910

3 Communications and Public Engagement	38,099	45,099	50,621
Total	95,730	95,730	103,735

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1.1 Office of the Premier / Executive Council	25	25	25

3 Communications and Public Engagement	25	25	25
Total	50	50	50

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1.1 Office of the Premier / Executive Council	-	989	-

1.2 Office of the Lieutenant Governor	-	35	-

Sub-total	-	1,024	-

2 Intergovernmental and International Relations	-	691	-

3 Communications and Public Engagement	-	2,484	-
Total	-	4,199	-

109	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Office of the Premier / Executive Council	28,204	-	-	28,204

Intergovernmental and International Relations	24,910	-	-	24,910

Communications and Public Engagement	50,621	-	-	50,621

Total	103,735	-	-	103,735

CAPITAL INVESTMENT

Office of the Premier / Executive Council	25	-	-	25

Communications and Public Engagement	25	-	-	25

Total	50	-	-	50

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	103,735	-	-	103,735

CAPITAL INVESTMENT	50	-	-	50

Executive Council	110

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Other Revenue	8	8	8
Consolidated Total	8	8	8

EXPENSE

Office of the Premier / Executive Council	34,036	29,560	28,204

Intergovernmental and International Relations	23,595	22,786	24,910

Communications and Public Engagement	38,099	47,583	50,621
Consolidated Total	95,730	99,929	103,735
Net Operating Result	(95,722)	(99,921)	(103,727)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Office of the Premier / Executive Council	25	25	25

Communications and Public Engagement	25	25	25

Change in Capital Assets Total	50	50	50

111	Executive Council

Forestry and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	369,996	375,157	382,209

CAPITAL INVESTMENT	128,316	119,522	146,546

FINANCIAL TRANSACTIONS	14,110	121,310	1,310

CONTINGENCY	-	767,622	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides finance, accommodation, business planning and annual reporting.

2	Forests
2.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

2.2	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

2.3	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

3	Parks
3.1	Parks Delivery

Provides parks program operations, parks conservation, and parks public safety and security.

3.2	Parks Planning and Business Supports

Provides parks visitor experience, strategic planning and capital development.

4	Lands
4.1	Public Land Operations

Delivers programs for the regulatory assurance system on crown lands, recreation, and land management across the province, including authorizations/approvals, inspections and enforcement on Parks and Public Lands.

4.2	Rangeland Operations

Delivers programs for crown land rangelands including regulatory assurance (approvals, inspections and compliance), range stewardship programs, knowledge, training and science, business information systems.

5	Hunting and Angling

Provides angling and hunting opportunities through effective fish and wildlife management.

Forestry and Parks	114

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	907	907	938

1.2 Deputy Minister’s Office	801	801	820

1.3 Corporate Services	4,524	4,524	4,953

Sub-total	6,232	6,232	6,711

2 Forests

2.1 Wildfire Management	161,484	159,730	169,244

2.2 Forest Stewardship and Trade	42,321	42,321	37,765

Sub-total	203,805	202,051	207,009

3 Parks

3.1 Parks Delivery	85,941	90,932	94,309

3.2 Parks Planning and Business Supports	9,333	9,333	10,062

Sub-total	95,274	100,265	104,371

4 Lands

4.1 Public Land Operations	39,743	39,763	41,358

4.2 Rangeland Operations	8,335	9,635	9,453

Sub-total	48,078	49,398	50,811

5 Hunting and Angling	16,107	16,711	12,807

CAPITAL GRANTS

4 Lands

4.1 Public Land Operations	500	500	500
Total	369,996	375,157	382,209

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Forests

2.1 Wildfire Management	23,052	23,627	24,797

3 Parks

3.2 Parks Planning and Business Supports	70,834	59,658	83,071

4 Lands

4.1 Public Land Operations	12,628	30,990	16,078

5 Hunting and Angling	21,802	5,247	22,600
Total	128,316	119,522	146,546

115	Forestry and Parks

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

LOANS AND ADVANCES

2 Forests

2.1 Wildfire Management	12,800	120,000	-

INVENTORY ACQUISITION

2 Forests

2.1 Wildfire Management	1,310	1,310	1,310
Total	14,110	121,310	1,310

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	12	-

1.2 Deputy Minister’s Office	-	5	-

1.3 Corporate Services	-	264	-

Sub-total	-	281	-

2 Forests

2.1 Wildfire Management	-	4,507	-

2.2 Forest Stewardship and Trade	-	814	-

2.3 Wildfire Presuppression and Response	-	756,250	-

Sub-total	-	761,571	-

3 Parks

3.1 Parks Delivery	-	2,495	-

3.2 Parks Planning and Business Supports	-	393	-

Sub-total	-	2,888	-

4 Lands

4.1 Public Land Operations	-	1,950	-

4.2 Rangeland Operations	-	133	-

Sub-total	-	2,083	-

5 Hunting and Angling	-	174	-

CAPITAL GRANTS

4 Lands

4.1 Public Land Operations	-	625	-
Total	-	767,622	-

Forestry and Parks	116

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate
1	Parks Operations	52,986

	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Program 3
2	Hunting and Angling	5,806

	Recreational fishing and hunting licences revenue collected is used to fund the costs related to the delivery and management of those licences, and the Report a Poacher program. Program 5
3	Parks Infrastructure	4,200

Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 3

4	Public Land Camping Fees	1,500

	Revenue collected from year-round random camp on public lands will be used towards enforcement, education, trail maintenance, stewardship and community response. Program 4.1
5	Provincial Mapping Data	1,250

	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Program 4.1
Total		65,742

117	Forestry and Parks

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Forests	16,237	16,237	13,237

Parks	21,138	21,138	24,138

Lands	1,698	1,698	1,698

Hunting and Angling	789	789	789

Consumption of Inventory

Forests	1,310	1,310	1,310
Total	41,172	41,172	41,172

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Investment

Lands	-	1,728	-
Total	-	1,728	-

Forestry and Parks	118

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	6,711	-	-	6,711

Forests	207,009	14,547	(1,817)	219,739

Parks	104,371	24,138	(352)	128,157

Lands	51,311	1,698	-	53,009

Hunting and Angling	12,807	789	-	13,596

Total	382,209	41,172	(2,169)	421,212

CAPITAL INVESTMENT

Forests	24,797	-	-	24,797

Parks	83,071	-	-	83,071

Lands	16,078	-	-	16,078

Hunting and Angling	22,600	-	-	22,600

Total	146,546	-	-	146,546

INVENTORY ACQUISITION

Forests	1,310	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	381,709	-	(2,169)	379,540

Capital grants	500	-	-	500

Amortization	-	39,862	-	39,862

Inventory consumption	-	1,310	-	1,310

Total	382,209	41,172	(2,169)	421,212

CAPITAL INVESTMENT	146,546	-	-	146,546

INVENTORY ACQUISITION	1,310	-	-	1,310

119	Forestry and Parks

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers from Government of Canada	20,539	21,816	20,756

Premiums, Fees and Licences	235,494	237,157	281,832

Other Revenue	13,617	31,865	13,618

Ministry Total	269,650	290,838	316,206

Inter-Ministry Consolidations	(1,052)	(17,552)	(1,052)

Consolidated Total	268,598	273,286	315,154

EXPENSE

Ministry Support Services	6,232	6,513	6,711

Forests	221,352	981,169	221,556

Parks	116,412	124,291	128,509

Lands	50,276	54,304	53,009

Hunting and Angling	16,896	17,674	13,596

Ministry Total	411,168	1,183,951	423,381

Inter-Ministry Consolidations	(2,169)	(2,169)	(2,169)
Consolidated Total	408,999	1,181,782	421,212
Net Operating Result	(140,401)	(908,496)	(106,058)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Forests	23,052	23,627	24,797

Parks	70,834	59,658	83,071

Lands	12,628	32,718	16,078

Hunting and Angling	21,802	5,247	22,600
Consolidated Total	128,316	121,250	146,546

AMORTIZATION	(39,862)	(39,862)	(39,862)
Change in Capital Assets Total	88,454	81,388	106,684

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Forests	1,310	1,310	1,310
Consolidated Total	1,310	1,310	1,310

CONSUMPTION	(1,310)	(1,310)	(1,310)
Change in Inventory Assets Total	-	-	-

Forestry and Parks	120

Hospital and Surgical Health Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	9,165,809	8,444,520	9,923,143

CAPITAL INVESTMENT	8,200	8,200	11,000

CONTINGENCY	-	652,946	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Support and Policy Development

Provides business services including corporate finance, and the development and review of strategic health policy, health research, health system quality improvement and accountability.

2	Acute Care
2.1	Program Support

Includes salaries and supplies and services to support Hospital and Surgical Health services.

2.2	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.3	Emergency Health Services

Includes support for Emergency Health Services such as ground ambulance services and inter-facility patient transfers.

Expense also includes central dispatch services and initiatives to enhance response times.

2.4	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

2.5	Health Innovation

Provides support for initiatives on enhancing health outcomes.

3	Infrastructure Support
3.1	Medical Equipment Replacement and Upgrade Program

Provides support to replace and upgrade medical equipment and Diagnostic Imaging Enhancement Program for the expansion and upgrade of diagnostic imaging capabilities across Alberta.

3.2	Alberta Surgical Initiative Capital Program

Capital support to improve surgical wait times.

3.3	National Association of Pharmacy Regulatory Authorities Capital Program

Provides capital support for renovations to accommodate new standards for sterile compounding as established by National Association of Pharmacy Regulatory Authorities and adopted by Alberta College of Pharmacists.

3.4	Emergency Medical Services Vehicles Capital Program

Provides capital support to purchase new and upgrade existing Emergency Health Services vehicles and ambulances.

3.5	Rural Community Initiatives

Provides support to the development of Primary Care Centres program, rural urgent care centres, rural hospital enhancement program and rural health facilities capital program.

Hospital and Surgical Health Services	122

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	491	517	542

1.2 Deputy Minister’s Office	791	883	960

1.3 Strategic Corporate Support and Policy Development	19,938	20,970	31,956

Sub-total	21,220	22,370	33,458

2 Acute Care

2.1 Program Support	605	628	645

2.2 Acute Care	7,960,702	7,056,300	8,571,706

2.3 Emergency Health Services	734,605	877,686	805,401

2.4 Human Tissue and Blood Services	278,542	278,651	320,134

2.5 Health Innovation	22,000	22,000	22,000

Sub-total	8,996,454	8,235,265	9,719,886

CAPITAL PAYMENTS TO RELATED PARTIES

3 Infrastructure Support

3.1 Medical Equipment Replacement and Upgrade Program	86,000	124,750	124,000

3.2 Alberta Surgical Initiative Capital Program	4,135	4,135	-

3.3 National Association of Pharmacy Regulatory Authorities Capital Program	13,000	13,000	25,799

3.4 Emergency Medical Services Vehicles Capital Program	20,000	20,000	20,000

3.5 Rural Community Initiatives	25,000	25,000	—

Sub-total	148,135	186,885	169,799
Total	9,165,809	8,444,520	9,923,143

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

3 Infrastructure Support

3.5 Rural Community Initiatives	8,200	8,200	11,000
Total	8,200	8,200	11,000

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

2 Acute Care

2.2 Acute Care	-	652,946	-
Total	-	652,946	-

123	Hospital and Surgical Health Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Acute Care	-	-	100
Total	-	-	100

Hospital and Surgical Health Services	124

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	33,458	-	-	(2,650)	30,808

Acute Care	9,719,886	100	6,218,334	(9,520,555)	6,417,765

Physician Compensation and Development	-	-	1,101,209	(99,100)	1,002,109

Diagnostic, Therapeutic and Other Patient Services	-	-	2,162,493	(3,600)	2,158,893

Drugs and Supplemental Health Benefits	-	-	775,936	-	775,936

Support Services	-	-	1,775,889	(27,862)	1,748,027

Emergency Health Services	-	-	832,128	-	832,128

Administration	-	-	342,427	(6,500)	335,927

Information Technology	-	-	419,200	-	419,200

Infrastructure Support	169,799	-	-	(169,799)	-

Population and Public Health	-	-	52,368	(1,500)	50,868

Research and Education	-	-	88,713	(35,800)	52,913

Home Care	-	-	7,599	-	7,599

Debt Servicing	-	-	20,000	(20,000)	-

Total	9,923,143	100	13,796,296	(9,887,366)	13,832,173

CAPITAL INVESTMENT

Infrastructure Support	11,000	-	-	-	11,000

Health Facilities and Equipment	-	-	435,301	-	435,301

Total	11,000	-	435,301	-	446,301

INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	-	-	1,313,697	-	1,313,697

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	9,753,344	-	12,280,107	(9,697,567)	12,335,884

Capital payments to related parties	169,799	-	-	(169,799)	-

Amortization	-	100	182,457	-	182,557

Inventory consumption	-	-	1,313,732	-	1,313,732

Debt servicing costs - general	-	-	20,000	(20,000)	-

Total	9,923,143	100	13,796,296	(9,887,366)	13,832,173

CAPITAL INVESTMENT	11,000	-	435,301	-	446,301
INVENTORY ACQUISITION	-	-	1,313,697	-	1,313,697

125	Hospital and Surgical Health Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Internal Government Transfers	4,271,139	3,779,996	3,275,423

Transfers from Government of Canada	7,241	7,241	6,402

Investment Income	59,874	59,874	59,873

Other Premiums, Fees and Licenses	566,126	566,126	564,236

Other Revenue	349,405	349,405	382,893

SUCH sector sales, rentals and services	108,134	202,192	202,192

Ministry Total	5,361,919	4,964,834	4,491,019

Inter-Ministry Consolidations	(4,437,544)	(4,040,459)	(3,535,801)
Consolidated Total	924,375	924,375	955,218

EXPENSE

Ministry Support Services	18,570	19,720	30,808

Acute Care	5,046,734	5,936,461	6,635,693

Physician Compensation and Development	1,106,859	1,409,105	1,101,209

Diagnostic, Therapeutic and Other Patient Services	1,942,772	2,094,116	2,162,493

Drugs and Supplemental Health Benefits	817,492	817,492	775,936

Support Services	1,873,330	1,929,278	1,775,889

Emergency Health Services	787,624	818,627	832,128

Administration	347,826	358,269	342,427

Information Technology	391,255	399,337	419,200

Population and Public Health	86,624	34,218	52,368

Research and Education	33,063	34,279	88,713

Home Care	3,298	5,513	7,599

Debt Servicing	19,000	19,000	20,000

Ministry Total	12,474,447	13,875,415	14,244,463

Inter-Ministry Consolidations	(317,232)	(873,322)	(412,290)
Consolidated Total	12,157,215	13,002,093	13,832,173
Net Operating Result	(11,232,840)	(12,077,718)	(12,876,955)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Infrastructure Support	8,200	8,200	11,000

Health Facilities and Equipment	413,883	563,239	435,301
Consolidated Total	422,083	571,439	446,301

AMORTIZATION	(181,287)	(180,098)	(182,557)

DISPOSALS OR WRITE OFFS	-	-	-
Change in Capital Assets Total	240,796	391,341	263,744

Hospital and Surgical Health Services	126

 MINISTRY FINANCIAL STATEMENTS... continued

 CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	1,251,967	1,251,967	1,313,697
Consolidated Total	1,251,967	1,251,967	1,313,697

CONSUMPTION	(1,252,015)	(1,252,015)	(1,313,732)
Change in Inventory Assets Total	(48)	(48)	(35)

127	Hospital and Surgical Health Services

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	230,284	244,463	261,435

CAPITAL INVESTMENT	25	25	25

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	Gaming Initiatives
4.1	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

4.2	iGaming Initiatives

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of provincial iGaming revenues.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy
6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensures Indigenous perspectives are included in land and resource management decisions.

7	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

8	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

9	Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit Alberta’s economy.

Indigenous Relations	130

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	845	918	980

1.2 Deputy Minister’s Office	692	734	762

1.3 Strategic and Corporate Services	3,416	3,564	3,854

Sub-total	4,953	5,216	5,596

2 First Nations and Métis Relations	21,189	22,134	22,194

3 Indigenous Women’s Initiatives	7,738	9,057	9,106

4 Gaming Initiatives

4.1 First Nations Development Fund	161,000	170,750	178,500

4.2 iGaming Initiatives	—	—	12,207

Sub-total	161,000	170,750	190,707

5 Metis Settlements Appeal Tribunal	1,207	1,252	1,271

6 Consultation, Land and Policy

6.1 Program Support and Land Claims	2,060	2,125	2,111

6.2 Aboriginal Consultation Office	4,981	5,286	5,607

6.3 Strategic Engagement and Policy Innovation	11,556	11,739	11,578

Sub-total	18,597	19,150	19,296

7 Investing in Canada Infrastructure	105	-	-

8 Land and Legal Settlement	3,495	723	2,965

9 Alberta Indigenous Opportunities Corporation	2,000	2,000	2,000

CAPITAL GRANTS
2 First Nations and Métis Relations	10,000	10,000	8,300

7 Investing in Canada Infrastructure	-	4,181	-
Total	230,284	244,463	261,435

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic and Corporate Services	25	25	25
Total	25	25	25

131	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	First Nations Development Fund	178,500

Revenue from government-owned slot machines at licenced First Nations casinos is used for the First Nations Development Fund grant program which supports First Nations to create social, economic and community development projects their communities need. Program 4.1

2	iGaming Initiatives	12,207

	A portion of provincial iGaming revenues is used to support First Nations for social, economic and community development projects. Program 4.2
Total		190,707

Indigenous Relations	132

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Metis Settlements Appeal Tribunal	-	4,402	-

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	63	63	63
Total	63	4,465	63

133	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	5,596	63	-	-	5,659

First Nations and Métis Relations	30,494	-	-	-	30,494

Indigenous Women’s Initiatives	9,106	-	-	-	9,106

Gaming Initiatives	190,707	-	-	-	190,707

Metis Settlements Appeal Tribunal	1,271	-	-	-	1,271

Consultation, Land and Policy	19,296	-	-	-	19,296

Investing in Canada Infrastructure	-	-	-	-	-

Land and Legal Settlement	2,965	-	-	-	2,965

Alberta Indigenous Opportunities Corporation	2,000	-	8,227	(2,000)	8,227
Total	261,435	63	8,227	(2,000)	267,725

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	253,135	-	8,227	(2,000)	259,362

Capital grants	8,300	-	-	-	8,300

Amortization	-	63	-	-	63
Total	261,435	63	8,227	(2,000)	267,725

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	134

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Labour Market Development	4,047	4,047	4,047

Transfers from Government of Canada	105	5,394	1,213

Premiums, Fees and Licences	8,145	6,258	8,044

Investment Income	240	240	180

Labour market agreements	-	500	-
Consolidated Total	12,537	16,439	13,484

EXPENSE

Ministry Support Services	5,016	5,279	5,659

First Nations and Métis Relations	31,189	32,134	30,494

Indigenous Women’s Initiatives	7,738	9,057	9,106

Gaming Initiatives	161,000	170,750	190,707

Metis Settlements Appeal Tribunal	1,207	5,654	1,271

Consultation, Land and Policy	18,597	19,150	19,296

Investing in Canada Infrastructure	105	4,181	-

Land and Legal Settlement	3,495	723	2,965

Alberta Indigenous Opportunities Corporation	9,727	9,377	8,227
Consolidated Total	238,074	256,305	267,725
Net Operating Result	(225,537)	(239,866)	(254,241)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25

Alberta Indigenous Opportunities Corporation	-	350	-
Consolidated Total	25	375	25

AMORTIZATION	(63)	(63)	(63)
Change in Capital Assets Total	(38)	312	(38)

135	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	501,814	487,747	531,338

CAPITAL INVESTMENT	1,857,746	1,559,540	2,526,503

FINANCIAL TRANSACTIONS	13,964	16,964	26,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Integration and Operations

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction
2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital projects in partnership with the Department of Hospital and Surgical Health Services, and provides project management advisory services to other program delivery agencies.

2.3	School Facilities Infrastructure

Delivery of school projects in partnership with the Department of Education and Childcare and school boards, and assists the Post-Secondary program. Provides advisory services to school boards and post-secondary institutions.

2.4	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through payments to program delivery agencies.

2.5	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.6	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management
3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government- owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure	138

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

5	Realty Services
5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

6	Strategic Partnerships

Oversight of centralized work of public-private partnerships, providing expertise required to engage in strategic partnership opportunities and explore alternative revenue generation options.

139	Infrastructure

EXPENSE VOTE BY PROGRAM
(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	820	880	935

1.2 Deputy Minister’s Office	820	880	935

1.3 Strategic Integration and Operations	9,192	9,934	11,050

Sub-total	10,832	11,694	12,920

2 Capital Construction

2.1 Government Facilities Infrastructure	2,611	2,738	2,851

2.2 Health Facilities Infrastructure	2,394	2,521	7,355

2.3 School Facilities Infrastructure	697	2,491	4,278

2.6 Project Procurement, Standards and Technical Services	14,195	12,676	13,126

Sub-total	19,897	20,426	27,610

3 Property Management

3.1 Property Operations	203,554	206,933	213,322

3.2 Swan Hills Treatment Centre	23,100	23,100	23,100

3.3 Government Owned Facilities Preservation	15,000	15,000	8,739

3.4 Accommodation Projects	26,000	5,200	24,800

Sub-total	267,654	250,233	269,961

4 Asset Management	6,835	7,408	8,546

5 Realty Services

5.1 Leases	188,085	188,422	191,931

5.2 Land Services	2,566	2,677	2,784

Sub-total	190,651	191,099	194,715

6 Strategic Partnerships	1,945	2,068	2,586

CAPITAL GRANTS

2 Capital Construction

2.3 School Facilities Infrastructure	-	819	-

3 Property Management

3.4 Accommodation Projects	4,000	4,000	15,000

Total	501,814	487,747	531,338

Infrastructure	140

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

2 Capital Construction

2.1 Government Facilities Infrastructure	92,615	95,130	49,469

2.2 Health Facilities Infrastructure	590,757	327,013	817,496

2.3 School Facilities Infrastructure	-	12,209	43,592

2.4 Health Capital Maintenance and Renewal	161,171	164,366	166,237

Sub-total	844,543	598,718	1,076,794

3 Property Management

3.1 Property Operations	100	500	168

3.2 Swan Hills Treatment Centre	100	3,000	-

3.3 Government Owned Facilities Preservation	110,811	106,299	108,983

3.4 Accommodation Projects	97,411	74,552	102,392

Sub-total	208,422	184,351	211,543

5 Realty Services

5.2 Land Services	18,960	8,960	18,728

CAPITAL FOR RELATED PARTIES

2 Capital Construction

2.3 School Facilities Infrastructure	768,975	750,665	1,202,592

2.5 School Capital Maintenance and Renewal	16,846	16,846	16,846

Sub-total	785,821	767,511	1,219,438
Total	1,857,746	1,559,540	2,526,503

141	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVENTORY ACQUISITION

3 Property Management

3.2 Swan Hills Treatment Centre	1,500	1,500	1,500

LAND DEVELOPMENT LIABILITY RETIREMENT

5 Realty Services

5.2 Land Services	5,900	5,900	12,000

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

3 Property Management

3.1 Property Operations	500	500	500

3.2 Swan Hills Treatment Centre	1,000	1,000	7,000

3.3 Government Owned Facilities Preservation	-	3,000	-

3.4 Accommodation Projects	5,000	5,000	5,000

Sub-total	6,500	9,500	12,500

LEASE LIABILITY RETIREMENT

5 Realty Services

5.1 Leases	64	64	-

Total	13,964	16,964	26,000

Infrastructure	142

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Capital Payments to Related Parties

Capital Construction	785,821	835,772	1,334,958

Amortization

Capital Construction	234,903	234,903	234,903

Property Management	190,000	190,000	200,000

Consumption of Inventory

Property Management	1,500	1,500	1,500

Valuation Adjustments and Other Provisions

Property Management	11,438	11,438	11,946
Total	1,223,662	1,273,613	1,783,307

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Alternatively Financed Capital Assets

Capital Construction	-	68,261	115,520

Capital Acquired from Related Parties

Capital Construction	-	9,040,304	-
Total	-	9,108,565	115,520

143	Infrastructure

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	12,920	-	-	12,920

Capital Construction	27,610	1,569,861	(1,334,958)	262,513

Property Management	284,961	213,446	(13,165)	485,242

Asset Management	8,546	-	-	8,546

Realty Services	194,715	-	(5,113)	189,602

Strategic Partnerships	2,586	-	-	2,586

Total	531,338	1,783,307	(1,353,236)	961,409

CAPITAL INVESTMENT

Capital Construction	2,296,232	115,520	(1,334,958)	1,076,794

Property Management	211,543	-	-	211,543

Realty Services	18,728	-	-	18,728

Total	2,526,503	115,520	(1,334,958)	1,307,065

INVENTORY ACQUISITION
Property Management	1,500	-	-	1,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	516,338	11,946	(18,278)	510,006

Capital grants	15,000	-	-	15,000

Capital payments to related parties	-	1,334,958	(1,334,958)	-

Amortization	-	434,903	-	434,903
Inventory consumption	-	1,500	-	1,500

Total	531,338	1,783,307	(1,353,236)	961,409

CAPITAL INVESTMENT	2,526,503	115,520	(1,334,958)	1,307,065

INVENTORY ACQUISITION	1,500	-	-	1,500

Infrastructure	144

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Transfers from Government of Canada	10,500	10,500	10,500

Premiums, Fees and Licences	2,070	2,070	2,070

Other Revenue	44,272	582,565	159,792

Ministry Total	56,842	595,135	172,362

Inter-Ministry Consolidations	(15,301)	(545,594)	(130,821)

Consolidated Total	41,541	49,541	41,541

EXPENSE

Ministry Support Services	10,832	11,694	12,920

Capital Construction	1,040,621	1,091,920	1,597,471

Property Management	474,592	457,171	498,407

Asset Management	6,835	7,408	8,546

Realty Services	190,651	191,099	194,715

Strategic Partnerships	1,945	2,068	2,586

Ministry Total	1,725,476	1,761,360	2,314,645

Inter-Ministry Consolidations	(804,099)	(854,050)	(1,353,236)
Consolidated Total	921,377	907,310	961,409
Net Operating Result	(879,836)	(857,769)	(919,868)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Capital Construction	1,630,364	10,474,794	2,411,752

Property Management	208,422	184,351	211,543

Realty Services	18,960	8,960	18,728

Ministry Total	1,857,746	10,668,105	2,642,023

Inter-Ministry Consolidations	(785,821)	(9,876,076)	(1,334,958)

Consolidated Total	1,071,925	792,029	1,307,065

AMORTIZATION	(424,903)	(424,903)	(434,903)
Change in Capital Assets Total	647,022	367,126	872,162

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	1,500	1,500	1,500
Consolidated Total	1,500	1,500	1,500

CONSUMPTION	(1,500)	(1,500)	(1,500)
Change in Inventory Assets Total	-	-	-

145	Infrastructure

Jobs, Economy, Trade and Immigration

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	311,793	319,751	362,690

CAPITAL INVESTMENT	3,175	5,902	4,675

CONTINGENCY	-	35,596	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Works with the Minister to address racism, promote multiculturalism and diversity, and support the labour market integration of immigrants and newcomers.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides finance and administration, accommodation services, legislative services and business planning and reporting.

2	Workforce Strategies
2.1	Workforce Development Partnerships

Helps Alberta to respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.2	Labour Force Policy and Engagement

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.3	Skills and Training Support

Provides training opportunities and supports that develop and improve on skills to enable workers to succeed in the workforce.

2.4	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

4	Economic Development and Trade
4.1	Economic Development and Business Supports

Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business and supporting regional economic development.

4.2	Economic Strategy and Investment

Develops strategic initiatives, tools and processes, and delivers focused investment attraction activities to advance economic development and diversification.

4.3	Trade

Coordinates, develops and promotes Alberta’s trade interests and policy.

4.4	Grant to Invest Alberta Corporation

Operating grant to the Invest Alberta Corporation, which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

Jobs, Economy, Trade and Immigration	148

DESCRIPTION OF SUPPLY VOTE PROGRAMS... continued

5	Immigration and Multiculturalism
5.1	Immigration

Designs and delivers programs that attract international talent to support Alberta’s economy and labour market needs.

5.2	Multiculturalism and Community Supports

Develops and delivers programming related to multiculturalism and anti-racism.

5.3	Newcomer Integration

Designs and delivers programs that help newcomers settle in Alberta.

6	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

7	Appeals Commission for Alberta Workers’ Compensation

Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

149	Jobs, Economy, Trade and Immigration

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	812	937	1,049

1.2 Associate Minister’s Office	814	320	356

1.3 Deputy Minister’s Office	1,686	827	904

1.4 Corporate Services	10,296	10,439	10,903

Sub-total	13,608	12,523	13,212

2 Workforce Strategies

2.1 Workforce Development Partnerships	8,933	8,933	9,408

2.2 Labour Force Policy and Engagement	9,766	8,350	8,231

2.3 Skills and Training Support	70,066	76,971	93,964

2.4 Coal Workforce Transition Program	3,200	3,200	3,018

Sub-total	91,965	97,454	114,621

3 Safe, Fair and Healthy Workplaces

3.1 Labour Relations	1,794	1,943	2,384

3.2 Occupational Health and Safety	56,516	57,416	62,633

3.3 Employment Standards	13,779	13,779	15,795

Sub-total	72,089	73,138	80,812

4 Economic Development and Trade

4.1 Economic Development and Business Supports	17,111	17,761	19,563

4.2 Economic Strategy and Investment	26,119	26,526	40,900

4.3 Trade	12,288	12,333	13,578

4.4 Grant to Invest Alberta Corporation	17,453	17,453	15,000

Sub-total	72,971	74,073	89,041

5 Immigration and Multiculturalism

5.1 Immigration	15,991	14,739	15,932

5.2 Multiculturalism and Community Supports	5,895	7,293	5,440

5.3 Newcomer Integration	13,856	15,113	14,547

Sub-total	35,742	37,145	35,919

6 Labour Relations Board	5,413	5,413	5,880

7 Appeals Commission for Alberta Workers’ Compensation	20,005	20,005	23,205
Total	311,793	319,751	362,690

Jobs, Economy, Trade and Immigration	150

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.4 Corporate Services	25	25	25

2 Workforce Strategies

2.2 Labour Force Policy and Engagement	-	2,550	-

3 Safe, Fair and Healthy Workplaces

3.2 Occupational Health and Safety	900	900	900

4 Economic Development and Trade

4.2 Economic Strategy and Investment	1,250	1,427	1,250

7 Appeals Commission for Alberta Workers’ Compensation	1,000	1,000	2,500
Total	3,175	5,902	4,675

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	80	-

1.2 Associate Minister’s Office	-	24	-

1.3 Deputy Minister’s Office	-	45	-

1.4 Corporate Services	-	109	-

Sub-total	-	258	-

2 Workforce Strategies

2.1 Workforce Development Partnerships	-	5,220	-

2.2 Labour Force Policy and Engagement	-	529	-

2.3 Skills and Training Support	-	1,023	-

Sub-total	-	6,772	-

3 Safe, Fair and Healthy Workplaces

3.1 Labour Relations	-	358	-

3.2 Occupational Health and Safety	-	2,312	-

3.3 Employment Standards	-	868	-

Sub-total	-	3,538	-

4 Economic Development and Trade

4.1 Economic Development and Business Supports	-	1,014	-

4.2 Economic Strategy and Investment	-	966	-

4.3 Trade	-	801	-

Sub-total	-	2,781	-

151	Jobs, Economy, Trade and Immigration

CONTINGENCY VOTE BY PROGRAM... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE ... continued

5 Immigration and Multiculturalism

5.1 Immigration	-	637	-

5.2 Multiculturalism and Community Supports	-	8	-

5.3 Newcomer Integration	-	202	-

Sub-total	-	847	-

6 Labour Relations Board	-	218	-

7 Appeals Commission for Alberta Workers’ Compensation	-	85	-

CAPITAL GRANTS

4 Economic Development and Trade

4.2 Economic Strategy and Investment	-	21,097	-
Total	-	35,596	-

Jobs, Economy, Trade and Immigration	152

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Workforce Strategies	10,000	10,000	-

Economic Development and Trade	95,000	95,000	60,000

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	25	25	25

Workforce Strategies	168	168	168

Safe, Fair and Healthy Workplaces	467	467	467

Economic Development and Trade	326	326	326

Appeals Commission for Alberta Workers’ Compensation	165	165	165
Total	106,151	106,151	61,151

153	Jobs, Economy, Trade and Immigration

 RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	13,212	25	-	-	13,237

Workforce Strategies	114,621	168	-	(2,000)	112,789

Safe, Fair and Healthy Workplaces	80,812	467	-	-	81,279

Economic Development and Trade	89,041	60,326	-	(15,000)	134,367

Immigration and Multiculturalism	35,919	-	-	-	35,919

Labour Relations Board	5,880	-	-	-	5,880

Appeals Commission for Alberta Workers’ Compensation	23,205	165	-	-	23,370

Invest Alberta Corporation	-	-	15,000	-	15,000
Total	362,690	61,151	15,000	(17,000)	421,841

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	-	25

Safe, Fair and Healthy Workplaces	900	-	-	-	900

Economic Development and Trade	1,250	-	-	-	1,250

Appeals Commission for Alberta Workers’ Compensation	2,500	-	-	-	2,500
Total	4,675	-	-	-	4,675

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	362,690	60,000	15,000	(17,000)	420,690

Amortization	-	1,151	-	-	1,151

Total	362,690	61,151	15,000	(17,000)	421,841

CAPITAL INVESTMENT	4,675	-	-	-	4,675

Jobs, Economy, Trade and Immigration	154

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Labour market agreements	57,341	66,416	82,159

Other Federal Transfers	-	1,550	1,550

Other Premiums, Fees and Licences	13,255	13,255	17,248

Other Revenue	78,451	80,848	88,368
Consolidated Total	149,047	162,069	189,325

EXPENSE

Ministry Support Services	13,633	12,806	13,237

Workforce Strategies	102,133	114,394	114,789

Safe, Fair and Healthy Workplaces	72,556	77,143	81,279

Economic Development and Trade	150,844	175,824	134,367

Immigration and Multiculturalism	35,742	37,992	35,919

Labour Relations Board	5,413	5,631	5,880

Appeals Commission for Alberta Workers’ Compensation	20,170	20,255	23,370

Invest Alberta Corporation	17,463	17,463	15,000

Ministry Total	417,954	461,508	423,841

Inter-Ministry Consolidations	(2,000)	(2,000)	(2,000)
Consolidated Total	415,954	459,508	421,841
Net Operating Result	(266,907)	(297,439)	(232,516)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25

Workforce Strategies	-	2,550	-

Safe, Fair and Healthy Workplaces	900	900	900

Economic Development and Trade	1,250	1,427	1,250

Appeals Commission for Alberta Workers’ Compensation	1,000	1,000	2,500
Consolidated Total	3,175	5,902	4,675

AMORTIZATION	(1,161)	(1,161)	(1,151)
Change in Capital Assets Total	2,014	4,741	3,524

155	Jobs, Economy, Trade and Immigration

Justice

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	692,601	711,288	759,086

CAPITAL INVESTMENT	17,599	23,141	29,903

CONTINGENCY	-	25,532	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

The Minister is the Attorney General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, and facilities and fleet management.

2	Court and Justice Services
2.1	Business and Resolution Services

Oversees initiatives to assist Albertans with the justice system, including Dispute Resolution, Information and Education services. Includes business and technology supports.

2.2	Alberta Court of Justice

Provides provincial court services for criminal, civil, family and youth courts, ticket processing for traffic courts, and includes the Alberta Review Board.

2.3	Alberta Court of King’s Bench

Provides Court of King’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.4	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services
3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta King’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Service
4.1	Operations and Bail Prosecutions

Provides specialized support, information, policy, education and services to the prosecution service and is responsible for the conduct of Justice of the Peace first instance bail hearings in the province.

4.2	Appeals and Specialized Prosecutions

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and specialized prosecutions for commercial, organized, technology and internet crime, environmental law, and occupational health and safety.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code, Youth Criminal Justice Act and provincial statute offenses.

4.4	Advanced Projects and Traffic Office

Responsible for traffic prosecution modernization projects and the provincial consolidation of all traffic prosecutions.

Justice	158

DESCRIPTION OF SUPPLY VOTE PROGRAMS...continued

5	Strategy, Support and Integrated Initiatives
5.1	Justice Supports and Strategic Services

Supports policy, legislative, planning and agency oversight, and supports justice initiatives including legal aid, restorative justice and Indigenous services, and information, technology and digital modernization.

5.2	Office of the Chief Medical Examiner

Investigates all sudden and unexplained deaths in Alberta in accordance with the Fatality Inquiries Act . Provides forensic services and maintains a center of excellence in forensic pathology and toxicology.

5.3	Alberta Chief Firearms Office

Administers federal firearms legislation, advocates for Alberta’s lawful firearms owners and promotes public safety.

5.4	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Administrative Law Programs
6.1	Alberta Human Rights

Fosters equality and reduces discrimination by adjudicating discrimination complaints in a quasi-judicial process and by communication, education and engagement with community organizations and individuals.

6.2	Family Support Order Services

Includes the Maintenance Enforcement Program which enforces support orders and agreements, and the Child Support Recalculation Program.

6.3	SafeRoads Alberta

Adjudicates administrative penalties for alcohol or drug-related contraventions under the Traffic Safety Act and considers certain vehicle seizure applications on behalf of the Registrar of Motor Vehcile Services.

6.4	Strategy and Policy

Develops and coordinates policies, legislation, and litigation, supports the independence of tribunal and adjudication branches, manages corporate functions, and leads innovation to establish new tribunals.

159	Justice

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	868	868	1,042

1.2 Deputy Minister’s Office	922	922	1,114

1.3 Corporate Services	12,619	12,619	14,039

Sub-total	14,409	14,409	16,195

2 Court and Justice Services

2.1 Business and Resolution Services	59,252	60,741	62,481

2.2 Alberta Court of Justice	153,248	153,248	157,992

2.3 Alberta Court of King’s Bench	48,284	48,284	51,181

2.4 Alberta Court of Appeal	9,299	9,298	9,957

Sub-total	270,083	271,571	281,611

3 Legal Services

3.1 Civil Law	67,260	67,260	73,604

3.2 Legislative Counsel	8,136	8,136	8,891

3.3 Law Reform	500	500	500

Sub-total	75,896	75,896	82,995

4 Alberta Crown Prosecution Service

4.1 Operations and Bail Prosecutions	23,392	23,392	23,392

4.2 Appeals and Specialized Prosecutions	24,413	24,413	24,482

4.3 Criminal and Youth Prosecutions	90,720	90,721	107,909

4.4 Advanced Projects and Traffic Office	7,988	7,988	7,420

Sub-total	146,513	146,514	163,203

5 Strategy, Support and Integrated Initiatives

5.1 Justice Supports and Strategic Services	31,841	34,880	35,812

5.2 Office of the Chief Medical Examiner	23,311	23,311	26,111

5.3 Alberta Chief Firearms Office	8,647	8,647	9,197

5.4 Support for Legal Aid	88,100	102,259	104,546

Sub-total	151,899	169,097	175,666

6 Administrative Law Programs

6.1 Alberta Human Rights	7,510	7,510	8,450

6.2 Family Support Order Services	18,825	18,826	21,512

6.3 SafeRoads Alberta	7,466	7,465	7,631

6.4 Strategy and Policy	-	-	1,823

Sub-total	33,801	33,801	39,416

Total	692,601	711,288	759,086

Justice	160

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT CAPITAL ACQUISITIONS 1 Ministry Support Services

1.3 Corporate Services	1,119	1,503	1,119

2 Court and Justice Services
2.1 Business and Resolution Services	5,000	6,997	12,034

4 Alberta Crown Prosecution Service

4.4 Advanced Projects and Traffic Office	2,500	2,281	-

5 Strategy, Support and Integrated Initiatives

5.1 Justice Supports and Strategic Services	5,500	8,000	12,350

5.2 Office of the Chief Medical Examiner	3,480	4,360	4,400
Sub-total	8,980	12,360	16,750

Total	17,599	23,141	29,903

161	Justice

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	119	-

1.2 Deputy Minister’s Office	-	350	-

1.3 Corporate Services	-	25	-

Sub-total	-	494	-

2 Court and Justice Services

2.1 Business and Resolution Services	-	2,052	-

2.2 Alberta Court of Justice	-	3,659	-

2.3 Alberta Court of King’s Bench	-	2,331	-

2.4 Alberta Court of Appeal	-	498	-

Sub-total	-	8,540	-

3 Legal Services

3.1 Civil Law	-	3,697	-

3.2 Legislative Counsel	-	440	-

Sub-total	-	4,137	-

4 Alberta Crown Prosecution Service

4.3 Criminal and Youth Prosecutions	-	8,058	-

5 Strategy, Support and Integrated Initiatives

5.1 Justice Supports and Strategic Services	-	990	-

5.2 Office of the Chief Medical Examiner	-	1,062	-

5.3 Alberta Chief Firearms Office	-	447	-

Sub-total	-	2,499	-

6 Administrative Law Programs

6.1 Alberta Human Rights	-	385	-

6.2 Family Support Order Services	-	1,045	-

6.3 SafeRoads Alberta	-	374	-

Sub-total	-	1,804	-

Total	-	25,532	-

Justice	162

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Maintenance Enforcement	7,493

	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Program 6.2

2	Provincial Civil Claims	1,500

	Revenue from fees levied to commence action in excess of $7,500 in provincial court is used to fund the ministry’s expense associated with those actions. Program 2.2
Total		8,993

163	Justice

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	2	2	2

Court and Justice Services	4,452	4,452	4,452

Legal Services	24	24	24

Alberta Crown Prosecution Service	1	1	1

Strategy, Support and Integrated Initiatives	1,755	1,755	1,755

Administrative Law Programs	601	601	601

Valuation Adjustments and Other Provisions

Ministry Support Services	20	20	20

Court and Justice Services	6,052	6,000	6,000

Alberta Crown Prosecution Service	158	158	158

Strategy, Support and Integrated Initiatives	59	59	59

Administrative Law Programs	-	52	52

Total	13,124	13,124	13,124

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Capital Acquired from Related Parties

Court and Justice Services	6,750	6,750	-

Total	6,750	6,750	-

Justice	164

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	16,195	22	-	-	16,217

Court and Justice Services	281,611	10,452	-	-	292,063

Legal Services	82,995	24	-	-	83,019

Alberta Crown Prosecution Service	163,203	159	-	-	163,362

Strategy, Support and Integrated Initiatives	175,666	1,814	-	-	177,480

Administrative Law Programs	39,416	653	-	-	40,069

Human Rights Education and Multiculturalism Fund	-	-	1,067	-	1,067

Total	759,086	13,124	1,067	-	773,277

CAPITAL INVESTMENT

Ministry Support Services	1,119	-	-	-	1,119

Court and Justice Services	12,034	-	-	-	12,034

Strategy, Support and Integrated Initiatives	16,750	-	-	-	16,750

Total	29,903	-	-	-	29,903

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	759,086	6,289	1,067	-	766,442

Amortization	-	6,835	-	-	6,835

Total	759,086	13,124	1,067	-	773,277

CAPITAL INVESTMENT	29,903	-	-	-	29,903

165	Justice

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	6,750	6,750	-

Transfers from Government of Canada	28,389	47,076	45,408

Investment Income	2,500	2,500	2,500

Other Premiums, Fees and Licences	32,552	32,552	34,363

Fines and Penalties	156,500	112,100	131,700

Maintenance Enforcement	18,093	18,093	18,093

Other Revenue	5,135	5,135	5,135

Ministry Total	249,919	224,206	237,199

Inter-Ministry Consolidations	(6,750)	(6,750)	-

Consolidated Total	243,169	217,456	237,199

EXPENSE

Ministry Support Services	14,431	14,925	16,217

Court and Justice Services	280,587	290,563	292,063

Legal Services	75,920	80,057	83,019

Alberta Crown Prosecution Service	146,672	154,731	163,362

Strategy, Support and Integrated Initiatives	153,713	173,410	177,480

Administrative Law Programs	34,402	36,258	40,069

Human Rights Education and Multiculturalism Fund	1,187	1,187	1,067

Consolidated Total	706,912	751,131	773,277
Net Operating Result	(463,743)	(533,675)	(536,078)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Ministry Support Services	1,119	1,503	1,119

Court and Justice Services	11,750	13,747	12,034

Alberta Crown Prosecution Service	2,500	2,281	-

Strategy, Support and Integrated Initiatives	8,980	12,360	16,750

Ministry Total	24,349	29,891	29,903

Inter-Ministry Consolidations	(6,750)	(6,750)	-

Consolidated Total	17,599	23,141	29,903

AMORTIZATION	(6,835)	(6,835)	(6,835)
Change in Capital Assets Total	10,764	16,306	23,068

Justice	166

Mental Health and Addiction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	1,775,525	1,784,372	2,011,937

CAPITAL INVESTMENT	16,625	1,720	7,025

CONTINGENCY	-	70,282	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services including corporate finance and coordinates all correspondence for the Minister and Deputy Minister.

2	Recovery Alberta
2.1	Hospital and Continuing Care

Includes hospital-based acute inpatient and facility-based continuing care services to provide necessary treatment for mental health and addiction clients.

2.2	Community Care and Treatment Services

Includes services to maintain and improve the mental health of the general population as well as provide treatment services for both mental health and addiction diagnosis.

2.3	Diagnostic and Therapeutic Services

Includes laboratory and diagnositc imaging services and therapeutic services necessary for mental healh and addiction clients.

2.4	Research and Education

Supports research, education for interns and residents within a mental health and addiction setting.

2.5	Program and Facility Support

Includes corporate, general administration and support services, building maintenance and utilities.

2.6	Information Technology

Includes the design, development, implementation and maintenance of information management support systems.

3	Canadian Centre of Recovery Excellence

Independent organization that informs best practices for recovery, conducting research and program evaluation, and supporting the development of evidence-based policy.

4	System Oversight
4.1	Compliance and Monitoring

Provides compliance monitoring to legislative requirements and standards under the Mental Health Services Protection Act.

4.2	Mental Health Review Panel

Public agency legislated to adjudicate decisions related to mental health treatment options.

5	Continuum of Care
5.1	Program Support

Supports activities through business, operational policy analysis and strategic planning.

5.2	Prevention and Early Intervention

Includes strategies and initiatives for addiction prevention and funding to support increased and coordinated access to addiction, mental health and rehabilitation services as well as harm reduction services.

5.3	Community Treatment and Recovery Services

Funding to community organizations to implement a recovery-oriented system for addiction and mental health care.

Mental Health and Addiction	168

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	822	822	822

1.2 Deputy Minister’s Office	926	926	1,164

1.3 Corporate Services	12,796	12,796	12,587
Sub-total	14,544	14,544	14,573

2 Recovery Alberta

2.1 Hospital and Continuing Care	350,337	375,409	457,790

2.2 Community Care and Treatment Services	652,478	645,591	751,480

2.3 Diagnostic and Therapeutic Services	106,375	110,516	114,955

2.4 Research and Education	3,361	3,352	3,708

2.5 Program and Facility Support	186,028	185,279	188,437

2.6 Information Technology	36,038	36,041	43,624
Sub-total	1,334,617	1,356,188	1,559,994

3 Canadian Centre of Recovery Excellence	8,710	8,626	8,745

4 System Oversight

4.1 Compliance and Monitoring	2,358	2,358	2,515

4.2 Mental Health Review Panel	2,191	2,191	2,191
Sub-total	4,549	4,549	4,706

5 Continuum of Care

5.1 Program Support	11,430	11,430	12,966

5.2 Prevention and Early Intervention	67,082	67,042	95,261

5.3 Community Treatment and Recovery Services	222,394	195,357	295,292
Sub-total	300,906	273,829	403,519

CAPITAL GRANTS
5 Continuum of Care

5.3 Community Treatment and Recovery Services	112,199	126,636	20,400
Total	1,775,525	1,784,372	2,011,937

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	138	25

5 Continuum of Care

5.3 Community Treatment and Recovery Services	16,600	1,582	7,000
Total	16,625	1,720	7,025

169	Mental Health and Addiction

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.2 Deputy Minister’s Office	-	60	-

1.3 Corporate Services	-	763	-

Sub-total	-	823	-

2 Recovery Alberta

2.1 Hospital and Continuing Care	-	29,037	-

2.2 Community Care and Treatment Services	-	34,668	-

2.3 Diagnostic and Therapeutic Services	-	3,722	-

2.4 Research and Education	-	104	-

2.5 Program and Facility Support	-	1,139	-

Sub-total	-	68,670	-

4 System Oversight

4.1 Compliance and Monitoring	-	105	-

5 Continuum of Care

5.1 Program Support	-	529	-

5.3 Community Treatment and Recovery Services	-	155	-

Sub-total	-	684	-
Total	-	70,282	-

Mental Health and Addiction	170

 RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate
EXPENSE

Ministry Support Services	14,573	-	-	-	14,573

Community Care and Treatment Services	-	-	831,944	-	831,944

Hospital and Continuing Care	-	-	508,571	-	508,571

Recovery Alberta	1,559,994	-	-	(1,559,994)	-

Diagnostic and Therapeutic Services	-	-	127,706	-	127,706

Research and Education	-	-	4,119	-	4,119

Information Technology	-	-	48,463	-	48,463

Canadian Centre of Recovery Excellence	8,745	-	8,776	(8,745)	8,776

System Oversight	4,706	-	-	-	4,706

Continuum of Care	423,919	-	-	(139,320)	284,599

Program and Facility Support	-	-	209,339	-	209,339

Total	2,011,937	-	1,738,918	(1,708,059)	2,042,796

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	-	25

Continuum of Care	7,000	-	-	-	7,000
Total	7,025	-	-	-	7,025

INVENTORY ACQUISITION

Community Care and Treatment Services	-	-	8,502	-	8,502

Hospital and Continuing Care	-	-	10,359	-	10,359

Diagnostic and Therapeutic Services	-	-	95	-	95

Information Technology	-	-	2	-	2

Program and Facility Support	-	-	281	-	281
Total	-	-	19,239	-	19,239

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	1,991,537	-	1,718,490	(1,708,059)	2,001,968

Capital grants	20,400	-	-	-	20,400

Amortization	-	-	1,189	-	1,189

Inventory consumption	-	-	19,239	-	19,239

Total	2,011,937	-	1,738,918	(1,708,059)	2,042,796

CAPITAL INVESTMENT	7,025	-	-	-	7,025

INVENTORY ACQUISITION	-	-	19,239	-	19,239

171	Mental Health and Addiction

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers from Government of Canada	152,975	167,688	144,163

Other Revenue	3,815	3,815	3,555

Direct transfers to SUCH sector / Alberta Innovates Corporation	5,518	5,518	6,445

Health / school board fees and charges	3,000	3,000	4,860

Investment Income	-	5,084	5,297

Net Income from Government Business Enterprises	-	-	2,747

SUCH sector fundraising, donations, gifts and contributions	2,867	2,867	3,411

SUCH sector sales, rentals and services	17,186	17,186	18,186

Ministry Total	185,361	205,158	188,664

Inter-Ministry Consolidations	(11,815)	(11,815)	(12,555)
Consolidated Total	173,546	193,343	176,109

EXPENSE

Ministry Support Services	14,544	15,367	14,573

Community Care and Treatment Services	698,757	727,121	831,944

Hospital and Continuing Care	395,349	451,280	508,571

Diagnostic and Therapeutic Services	116,212	124,075	127,706

Research and Education	4,327	4,422	4,119

Information Technology	42,486	42,486	48,463

Canadian Centre of Recovery Excellence	8,710	8,710	8,776

System Oversight	4,549	4,654	4,706

Continuum of Care	322,069	310,388	295,494

Program and Facility Support	203,231	203,621	209,339

Ministry Total	1,810,234	1,892,124	2,053,691

Inter-Ministry Consolidations	(15,845)	(15,845)	(10,895)
Consolidated Total	1,794,389	1,876,279	2,042,796
Net Operating Result	(1,620,843)	(1,682,936)	(1,866,687)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	138	25

Continuum of Care	16,600	1,582	7,000
Consolidated Total	16,625	1,720	7,025

AMORTIZATION	-	(1,189)	(1,189)

Change in Capital Assets Total	16,625	531	5,836

Mental Health and Addiction	172

 MINISTRY FINANCIAL STATEMENTS... CONTINUED

 CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimates
INVENTORY ACQUISITION

Community Care and Treatment Services	7,835	7,530	8,502

Hospital and Continuing Care	9,511	10,371	10,359

Diagnostic and Therapeutic Services	93	171	95

Information Technology	-	3	2

Program and Facility Support	243	642	281
Consolidated Total	17,682	18,717	19,239

CONSUMPTION	(17,682)	(18,717)	(19,239)

Change in Inventory Assets Total	-	-	-

173	Mental Health and Addiction

Municipal Affairs

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	1,367,335	1,381,424	1,364,933

CAPITAL INVESTMENT	145	190	25

CONTINGENCY	-	3,209	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policy that is aligned with broader government-wide objectives and policies.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, internal controls, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services
2.1	Program Support

Provides strategic coordination and central support services for the Municipal Services division, including business, financial, and operational planning matters.

2.2	Municipal Policy and Engagement

Responsible for policy coordination and development, legislation, and regulations. Also responsible for collection, analysis and publication of municipal data and coordination and delivery of stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice/training for municipal administrations, municipal dispute resolution, addresses municipal viability, and supports municipal accountability.

2.4	Public Library Services

Leads provincial support for public library services, including operating grants, advisory/training supports, and e-content resources supporting equitable access.

3	Municipal Assessment and Grants
3.1	Policy and Divisional Support

Develops and reviews assessment and property tax policy, supports legislative and regulatory changes, and coordinates the Municipal Assessment and Grants divisional operations.

3.2	Assessment Services

Prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses. Includes the Provincial Assessor.

3.3	Grants and Education Property Tax

Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Local Government Fiscal Framework
4.1	Local Government Fiscal Framework Operating

Replaces Municipal Sustainability Initiative and continues supporting municipalities with municipal planning, capacity building, shared administration, and municipal service delivery and support for non-profit organizations.

4.2	Local Government Fiscal Framework Capital

Replaces Municipal Sustainability Initiative and continues supporting municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

5	Federal Grant Programs
5.1	Canada Community-Building Fund

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.2	Investing in Canada Infrastructure - Administration

Includes administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal Affairs, funded by the federal government.

5.3	Investing in Canada Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

Municipal Affairs	176

DESCRIPTION OF SUPPLY VOTE PROGRAMS ... Continued

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act .

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy

Provides oversight of statutory and delegated safety system authorities, undertakes enforcement under the Safety Codes Act , and provides data analytics and business supports to the division.

8.2	Community and Technical Support

Monitors system outcomes; leads development of codes, regulations, and policies; provides technical advice under the Safety Codes Act . Supports fire services through coordination, grants, testing and certification.

8.3	Residential Protection Program

Supports new home buyer protection through new home warranty and residential builder licensing, compliance, and enforcement under the New Home Buyer Protection Act .

8.4	Corporate Strategic Services

Leads strategic and business planning, agency governance, program evaluation and improvement, and emergency planning; addresses cross-ministry strategic initiatives; and delivers accommodation, facility, and fleet services.

9	Land and Property Rights Tribunal

Issues decisions on land use planning and assessment matters, and makes recommendations on annexations. It also grants right of entry and decides compensation disputes regarding surface leases and expropriation.

10	Calgary Event Centre-Community Rink

Provides capital funding to support the design and construction of a 1,000-seat community rink as part of the Calgary Event Centre.

11	Disaster and Emergency Assistance

Supports unanticipated costs associated with public emergencies or disasters.

12	Edmonton Event Park

Provides capital funding to support the construction of an Event Park as part of the City of Edmonton Downtown Revitalization and Coliseum Development.

177	Municipal Affairs

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	923	923	1,022

1.2 Deputy Minister’s Office	948	948	1,256

1.3 Support Services	3,683	3,683	4,230

Sub-total	5,554	5,554	6,508

2 Municipal Services

2.1 Program Support	717	717	784

2.2 Municipal Policy and Engagement	4,819	4,819	4,924

2.3 Municipal Capacity and Sustainability	4,891	4,891	5,520

2.4 Public Library Services	39,881	39,881	40,059

Sub-total	50,308	50,308	51,287

3 Municipal Assessment and Grants

3.1 Policy and Divisional Support	2,741	2,741	3,015

3.2 Assessment Services	16,637	16,637	19,164

3.3 Grants and Education Property Tax	7,072	7,072	8,197

Sub-total	26,450	26,450	30,376

4 Local Government Fiscal Framework

4.1 Local Government Fiscal Framework Operating	60,000	60,000	60,000

5 Federal Grant Programs

5.2 Investing in Canada Infrastructure - Administration	85	85	61

6 Grants in Place of Taxes	55,332	55,332	75,277

7 Alberta Community Partnership	13,400	13,400	10,600

8 Technical and Corporate Services

8.1 Warranty, Certification and Policy	2,722	2,712	2,424

8.2 Community and Technical Support	7,333	7,333	8,644

8.3 Residential Protection Program	3,293	3,258	3,529

8.4 Corporate Strategic Services	2,579	2,579	2,830

Sub-total	15,927	15,882	17,427

9 Land and Property Rights Tribunal	8,010	8,010	8,589

11 Disaster and Emergency Assistance	3,411	3,411	-

Municipal Affairs	178

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL GRANTS

4 Local Government Fiscal Framework

4.2 Local Government Fiscal Framework Capital	820,375	820,375	799,712

5 Federal Grant Programs

5.1 Canada Community-Building Fund	276,195	280,971	276,195

5.3 Investing in Canada Infrastructure - Rural and Northern Communities	15,288	24,646	13,901

Sub-total	291,483	305,617	290,096

10 Calgary Event Centre-Community Rink	15,000	15,000	-

12 Edmonton Event Park	2,000	2,000	15,000
Total	1,367,335	1,381,424	1,364,933

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Support Services	25	25	25

8 Technical and Corporate Services

8.1 Warranty, Certification and Policy	-	10	-

8.3 Residential Protection Program	120	155	-

Sub-total	120	165	-
Total	145	190	25

179	Municipal Affairs

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	46	-

1.2 Deputy Minister’s Office	-	229	-

1.3 Support Services	-	230	-

Sub-total	-	505	-

2 Municipal Services

2.1 Program Support	-	34	-

2.2 Municipal Policy and Engagement	-	272	-

2.3 Municipal Capacity and Sustainability	-	262	-

2.4 Public Library Services	-	89	-

Sub-total	-	657	-

3 Municipal Assessment and Grants

3.1 Policy and Divisional Support	-	138	-

3.2 Assessment Services	-	417	-

3.3 Grants and Education Property Tax	-	401	-

Sub-total	-	956	-

8 Technical and Corporate Services

8.1 Warranty, Certification and Policy	-	150	-

8.2 Community and Technical Support	-	353	-

8.3 Residential Protection Program	-	172	-

8.4 Corporate Strategic Services	-	126	-

Sub-total	-	801	-

9 Land and Property Rights Tribunal	-	290	-
Total	-	3,209	-

Municipal Affairs	180

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	70	70	70

Technical and Corporate Services	-	-	24

Valuation Adjustments and Other Provisions

Ministry Support Services	200	200	200
Total	270	270	294

181	Municipal Affairs

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE
Ministry Support Services	6,508	270	-	-	6,778
Municipal Services	51,287	-	-	-	51,287
Municipal Assessment and Grants	30,376	-	-	-	30,376
Local Government Fiscal Framework	859,712	-	-	-	859,712
Federal Grant Programs	290,157	-	-	-	290,157
Grants in Place of Taxes	75,277	-	-	-	75,277
Alberta Community Partnership	10,600	-	-	-	10,600
Technical and Corporate Services	17,427	24	-	-	17,451
Land and Property Rights Tribunal	8,589	-	-	-	8,589
Edmonton Event Park	15,000	-	-	-	15,000

Safety Codes Council	-	-	21,166	-	21,166

Total	1,364,933	294	21,166	-	1,386,393

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

Safety Codes Council	-	-	642	-	642

Total	25	-	642	-	667

RECONCILIATION BY TYPE OF SPENDING

EXPENSE
Operating expense	260,125	200	20,774	-	281,099
Capital grants	1,104,808	-	-	-	1,104,808

Amortization	-	94	392	-	486

Total	1,364,933	294	21,166	-	1,386,393

CAPITAL INVESTMENT	25	-	642	-	667

Municipal Affairs	182

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Canada Community-Building Fund	276,195	280,971	276,195

Other Transfers from Government of Canada	15,373	24,731	13,962

Premiums, Fees and Licences	23,235	23,411	23,336

Investment Income	516	455	400

Other Revenue	17,801	17,808	19,551
Consolidated Total	333,120	347,376	333,444

EXPENSE

Ministry Support Services	5,824	6,329	6,778

Municipal Services	50,308	50,965	51,287

Municipal Assessment and Grants	26,450	27,406	30,376

Local Government Fiscal Framework	880,375	880,375	859,712

Federal Grant Programs	291,568	305,702	290,157

Grants in Place of Taxes	55,332	55,332	75,277

Alberta Community Partnership	13,400	13,400	10,600

Technical and Corporate Services	15,927	16,683	17,451

Land and Property Rights Tribunal	8,010	8,300	8,589

Calgary Event Centre-Community Rink	15,000	15,000	-

Disaster and Emergency Assistance	3,411	3,411	-

Edmonton Event Park	2,000	2,000	15,000

Safety Codes Council	20,040	19,187	21,166
Consolidated Total	1,387,645	1,404,090	1,386,393
Net Operating Result	(1,054,525)	(1,056,714)	(1,052,949)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	25	25	25

Technical and Corporate Services	120	165	-

Safety Codes Council	1,562	579	642
Consolidated Total	1,707	769	667

AMORTIZATION	(465)	(407)	(486)

DISPOSALS OR WRITE OFFS	(5)	-	-
Change in Capital Assets Total	1,237	362	181

183	Municipal Affairs

Primary and Preventative Health Services

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	13,171,917	13,171,917	14,901,507

CAPITAL INVESTMENT	22,230	34,856	22,230

FINANCIAL TRANSACTIONS	162,789	123,789	149,240

CONTINGENCY	-	1,157,988	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Support and Policy Development

Provides business services including corporate finance, and the development and review of strategic health policy, health research, health system quality improvement and accountability.

1.4	Health Advocates’ Office

Provides support to the independent body reporting to the Minister of Primary and Preventative Health Services and provides an intake for healthcare complaints, citizen concerns and issues that impact seniors.

2	Primary Care
2.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

2.2	Primary Care Networks

Provides funding for team-based primary health care delivery that aim to provide comprehensive, and collaborative primary health care services within the local communities.

2.3	Modernizing Alberta’s Primary Health Care System

Includes supports for the MAPS initiative implementation plan to strengthen primary health care and ensure timely access to appropriate primary health care services.

2.4	Primary Care Alberta

Includes supports for ensuring Albertans have access to high-quality primary care services across the province that improve health outcomes and prioritize patient experience.

2.5	Alberta Precision Laboratories

Provides funding for community laboratory services operations.

3	Physician Compensation and Development
3.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

3.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

3.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

4	Drugs and Supplemental Health Benefits
4.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

4.2	Outpatient Drugs

Supports the purchase and administration of outpatient cancer therapy drugs and specialized high cost drugs.

4.3	Seniors Drug, Dental, Optical and Supplemental Health Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs, basic dental and optical services, and supplemental health benefits.

4.4	Non-Group Drug and Supplemental Health Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

4.5	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

Primary and Preventative Health Services	186

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

4.6	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

4.7	Adult Health Benefit

Provides supports to low income adults to ensure they have access to prescription drugs and health benefits.

4.8	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

4.9	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

5	Population and Public Health
5.1	Program Support

Includes salaries, supplies and services to support Indigenous health programs.

5.2	Immunization Support

Provides support for operations of the Provincial Vaccine Depot and immunization providers.

5.3	Protection, Prevention, and Wellness

Provides support for strategies and standards in environmental health, emergency preparedness, health promotion, and protection for the health of the public.

5.4	Cancer Research, Screening, and Prevention

Supports initiatives in cancer prevention, screening, education and research.

5.5	Public Health Services

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

6	Indigenous Health
6.1	Program Support

Includes salaries, supplies and services to support Indigenous health programs.

6.2	Indigenous Health

Provides support for initiatives dedicated to improving the health and well-being of First Nation, Metis and Inuit peoples in Alberta.

7	Other Health System Services and Supports
7.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

7.2	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

7.3	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

7.4	Children’s Health Supports

Provides support for rehabilitation services for children and youth.

7.5	Health Innovation

Provides support for initiatives on enhancing health outcomes.

7.6	Community-based grants

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

7.7	Diagnostic and Therapeutic Services

Includes diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

187	Primary and Preventative Health Services

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

7.8	Health Shared Services

Provides funding for centralized key support functions of IT, finance, and human resources to provincial health agencies and corporations.

8	Information Technology
8.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

8.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

9	Health Quality Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

10	Infrastructure Support
10.1	Planning Initiatives Capital Program

Supports planning activities for future health facility developments.

10.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

Primary and Preventative Health Services	188

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	736	736	925

1.2 Deputy Minister’s Office	1,186	1,186	1,334

1.3 Strategic Corporate Support and Policy Development	52,019	55,351	53,815

1.4 Health Advocates’ Office	3,808	4,035	4,229

Sub-total	57,749	61,308	60,303

2 Primary Care

2.1 Program Support	12,256	13,134	13,767

2.2 Primary Care Networks	252,906	252,906	260,006

2.3 Modernizing Alberta’s Primary Health Care System	177,000	177,000	81,000

2.4 Primary Care Alberta	292,616	558,646	653,101

2.5 Alberta Precision Laboratories	-	-	556,601

Sub-total	734,778	1,001,686	1,564,475

3 Physician Compensation and Development

3.1 Program Support	14,207	15,194	15,884

3.2 Physician Services	5,868,162	5,868,162	7,271,593

3.3 Physician Education and Recruitment	458,310	458,310	450,310

Sub-total	6,340,679	6,341,666	7,737,787

4 Drugs and Supplemental Health Benefits

4.1 Program Support	70,103	71,278	72,124

4.2 Outpatient Drugs	493,300	578,800	643,958

4.3 Seniors Drug, Dental, Optical and Supplemental Health Benefits	826,209	826,209	939,409

4.4 Non-Group Drug and Supplemental Health Benefits	216,761	261,607	235,828

4.5 Assured Income for the Severely Handicapped Health Benefit	260,902	262,757	272,094

4.6 Child Health Benefit	25,897	21,303	27,305

4.7 Adult Health Benefit	231,353	222,658	246,035

4.8 Alberta Aids to Daily Living	219,750	219,750	234,988

4.9 Pharmaceutical Innovation and Management	162,937	140,397	214,191

Sub-total	2,507,212	2,604,759	2,885,932

5 Population and Public Health

5.1 Program Support	23,283	80,638	84,647

5.2 Immunization Support	4,121	4,121	4,121

5.3 Protection, Prevention, and Wellness	9,891	9,891	8,931

5.4 Cancer Research, Screening, and Prevention	33,584	33,584	31,814

5.5 Public Health Services	384,563	58,467	58,244

Sub-total	455,442	186,701	187,757

6 Indigenous Health

6.1 Program Support	7,114	7,599	7,921

6.2 Indigenous Health	7,900	7,900	7,900

Sub-total	15,014	15,499	15,821

189	Primary and Preventative Health Services

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

7 Other Health System Services and Supports

7.1 Program Support	17,281	17,883	18,399

7.2 Allied Health Services	153,393	153,393	187,446

7.3 Out-of-Province Health Care Services	145,637	145,637	159,282

7.4 Children’s Health Supports	15,000	15,000	15,000

7.5 Health Innovation	15,260	15,260	14,260

7.6 Community-based grants	127,196	127,196	115,905

7.7 Diagnostic and Therapeutic Services	2,364,345	1,827,397	1,300,563

7.8 Health Shared Services	-	435,235	436,009

Sub-total	2,838,112	2,737,001	2,246,864

8 Information Technology

8.1 Program Support	23,293	23,659	23,882

8.2 Development and Operations	178,914	178,914	138,114

Sub-total	202,207	202,573	161,996

9 Health Quality Alberta	9,976	9,976	9,824

CAPITAL PAYMENTS TO RELATED PARTIES

10 Infrastructure Support

10.1 Planning Initiatives Capital Program	5,000	5,000	25,000

10.2 External Information Systems Development	5,748	5,748	5,748

Sub-total	10,748	10,748	30,748
Total	13,171,917	13,171,917	14,901,507

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

8 Information Technology

8.2 Development and Operations	22,230	34,856	22,230
Total	22,230	34,856	22,230

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

INVENTORY ACQUISITION

4 Drugs and Supplemental Health Benefits

4.2 Outpatient Drugs	9,000	9,000	9,000

5 Population and Public Health

5.2 Immunization Support	153,789	114,789	140,240
Total	162,789	123,789	149,240

Primary and Preventative Health Services	190

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

2 Primary Care

2.4 Primary Care Alberta	-	17,000	-

3 Physician Compensation and Development

3.2 Physician Services	-	962,000	-

4 Drugs and Supplemental Health Benefits

4.3 Seniors Drug, Dental, Optical and Supplemental Health Benefits	-	136,693	-

4.5 Assured Income for the Severely Handicapped Health Benefit	-	15,986	-

4.9 Pharmaceutical Innovation and Management	-	26,309	-

Sub-total	-	178,988	-

Total	-	1,157,988	-

191	Primary and Preventative Health Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Services to Ministries	2,024

	Funding is received from other ministries to provide common services such as corporate services or other program supporting services. Program 1.3
Total		2,024

Primary and Preventative Health Services	192

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Ministry Support Services	250	250	250

Information Technology	18,000	18,000	18,000

Consumption of Inventory

Drugs and Supplemental Health Benefits	9,000	9,000	9,000

Population and Public Health	276,245	237,245	138,473

Valuation Adjustments and Other Provisions

Ministry Support Services	2,000	2,000	2,000
Total	305,495	266,495	167,723

193	Primary and Preventative Health Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE
Ministry Support Services	60,303	2,250	-	(2,024)	60,529
Primary Care	1,564,475	-	1,889,348	(1,778,718)	1,675,105
Physician Compensation and Development	7,737,787	-	-	(795,393)	6,942,394
Drugs and Supplemental Health Benefits	2,885,932	9,000	-	(643,958)	2,250,974
Population and Public Health	187,757	138,473	-	(84,266)	241,964
Indigenous Health	15,821	-	-	-	15,821
Other Health System Services and Supports	2,256,688	-	2,321,790	(3,281,101)	1,297,377
Information Technology	161,996	18,000	-	(10,700)	169,296

Infrastructure Support	30,748	-	-	(30,748)	-

Total	14,901,507	167,723	4,211,138	(6,626,908)	12,653,460

CAPITAL INVESTMENT

Primary Care	-	-	20,000	-	20,000

Other Health System Services and Supports	-	-	120	-	120

Information Technology	22,230	-	-	-	22,230

Total	22,230	-	20,120	-	42,350

INVENTORY ACQUISITION

Primary Care	-	-	77,450	-	77,450

Drugs and Supplemental Health Benefits	9,000	-	-	-	9,000

Population and Public Health	140,240	-	-	-	140,240

Other Health System Services and Supports	-	-	568	-	568

Total	149,240	-	78,018	-	227,258

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	14,870,759	2,000	3,986,446	(6,596,160)	12,263,045

Capital grants	-	-	-	-	-

Capital payments to related parties	30,748	-	-	(30,748)	-
Amortization	-	18,250	146,724	-	164,974

Inventory consumption	-	147,473	77,968	-	225,441

Total	14,901,507	167,723	4,211,138	(6,626,908)	12,653,460

CAPITAL INVESTMENT	22,230	-	20,120	-	42,350

INVENTORY ACQUISITION	149,240	-	78,018	-	227,258

Primary and Preventative Health Services	194

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Canada Health Transfer	6,559,639	6,632,617	7,036,499

Transfers from Government of Canada	392,640	431,000	63,900

Direct transfers to SUCH sector / Alberta Innovates Corporation	212	212	212

Health / school board fees and charges	32,137	32,137	32,137

Investment Income	4,795	4,795	4,795

Other Premiums, Fees and Licenses	50	50	50

SUCH sector sales, rentals and services	472,571	472,571	472,571

Supplementary Health Benefit Premiums	43,000	43,000	43,000

Other Revenue	1,965,678	1,871,770	1,872,777

SUCH sector fundraising, donations, gifts and contributions	-	33,333	100,000

Ministry Total	9,470,722	9,521,485	9,625,941

Inter-Ministry Consolidations	(1,977,823)	(1,883,915)	(1,884,922)

Consolidated Total	7,492,899	7,637,570	7,741,019

EXPENSE

Ministry Support Services	59,999	63,558	62,553

Primary Care	2,096,431	2,137,869	2,110,806

Physician Compensation and Development	6,340,679	7,303,666	7,737,787

Drugs and Supplemental Health Benefits	2,516,212	2,792,747	2,894,932

Population and Public Health	721,305	413,564	315,848

Indigenous Health	15,014	15,499	15,821

Other Health System Services and Supports	4,985,830	4,485,887	4,068,183

Information Technology	220,207	220,573	179,996

Infrastructure Support	10,748	10,748	10,748

Ministry Total	16,966,425	17,444,111	17,396,674

Inter-Ministry Consolidations	(5,784,681)	(5,199,630)	(4,743,214)

Consolidated Total	11,181,744	12,244,481	12,653,460
Net Operating Result	(3,688,845)	(4,606,911)	(4,912,441)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Primary Care	-	-	20,000

Other Health System Services and Supports	186	186	120

Information Technology	22,230	34,856	22,230

Consolidated Total	22,416	35,042	42,350

AMORTIZATION	(164,737)	(164,737)	(164,974)

Change in Capital Assets Total	(142,321)	(129,695)	(122,624)

195	Primary and Preventative Health Services

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVENTORY ACQUISITION

Primary Care	77,450	77,450	77,450

Drugs and Supplemental Health Benefits	9,000	9,000	9,000

Population and Public Health	153,789	114,789	140,240

Other Health System Services and Supports	568	568	568

Ministry Total	240,807	201,807	227,258

Consolidated Total	240,807	201,807	227,258

CONSUMPTION	(363,213)	(324,213)	(225,441)

Change in Inventory Assets Total	(122,406)	(122,406)	1,817

Primary and Preventative Health Services	196

Public Safety and Emergency Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	1,243,209	1,250,183	1,395,131

CAPITAL INVESTMENT	23,315	26,689	11,953

FINANCIAL TRANSACTIONS	37,118	37,118	104,588

CONTINGENCY	-	85,865	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides financial services, compliance and process improvement, procurement, facilities and fleet management.

2	Public Security
2.1	Alberta Sheriffs Police Service Funding

Provides Alberta law enforcement services, including the implementation and delivery of policing services, Highway Patrol, Court and Security, Protection and Investigation services, and Fish and Wildlife enforcement.

2.2	Provincial Security Intelligence Office

Provides security expertise and advice related to human induced intentional threats.

2.3	Law Enforcement Oversight

Provides standards oversight, security and security licensing services and investigation services. Includes Body Armour Control, Integrated Community Safety and Specialized Policing.

2.4	Contract Policing and Policing Oversight

Provides strategic management of the Royal Canadian Mountain Police Provincial Police Service Agreement and is responsible for civilian oversight of police. Also includes Biology Casework and the Edmonton Airport Policing Service.

2.5	Indigenous Policing Services

Ensures effective policing for Alberta Indigenous communities through policing agreements with Canada, the Royal Canadian Mountain Police and self-administered Indigenous police services.

2.6	Policing Support Grant

Provides annual grants to municipalities that provide their own policing to help offset their costs.

2.7	Organized and Serious Crime

Supports the Alberta Law Enforcement Response Team which responds to serious and organized crime and the Gun and Gang Violence Action Fund which enhances efforts to combat gun and gang violence.

3	Correctional Services
3.1	Correctional Planning and Innovation

Oversees strategy and planning functions, with a focus on workforce planning, supporting correctional technology enhancements, business transformation, sentence administration, staff wellness, audits and investigations.

3.2	Custody Operations

Oversees day-to-day operational needs of all 10 adult and youth correctional centres province wide including ongoing security needs, policy requirements, facility planning and training.

3.3	Community Corrections

Oversees all aspects of community supervision in the province for adults and youth, as well as all attendance centres. Includes pre-trial supervision, probation, electronic monitoring, and alternative measures or sanctions.

3.4	Correctional Programs and Services

Oversees contract administration and goods procurement, administration for conditional release programs, inmate discipline, custody programs as well as specialized youth programs in cooperation with Justice Canada.

3.5	Training Academy

Provides induction training to correctional peace and probation officers, and peace officers. Establishes standards and provides oversight of peace officer training programs and manages the ministry training facility.

Public Safety and Emergency Services	198

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

4	Alberta Emergency Management Agency
4.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

4.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency policy, legislation, finance, and logistical and support services. Includes the Alberta First Responders Radio Communication System.

4.3	Provincial Operations

Supports the Provincial Operations Centre including field operations, training and certification, planning and consequence management, emergency social services, business continuity, critical infrastructure, and Alberta Emergency Alert.

4.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

4.5	Specialized Provincial Operations and Communications

Delivers and enhances specialized programs and services, both in the field and in the Provincial Emergency Coordination Center, that improve safety and interoperability with Emergency Response Partners.

4.6	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs, and administers funding for disaster initiatives managed by other ministries.

5	Strategy, Support and Integrated Initiatives
5.1	Strategic Policy and Planning

Provides policy, legislative planning, agency oversight, intergovernmental coordination, business planning and reporting, and stakeholder engagement functions.

5.2	Community and Public Safety Services

Provides community initiatives supports and crime prevention, Indigenous programs, anti-human trafficking and the Alberta Centre, and victim services.

5.3	Information Technology, Research and Modernization

Provides research, statistical reporting, evaluation, and data analytics services in addition to digital process modernization and Information Management Technology planning services.

6	Police Review Commission
6.1	Alberta Serious Incident Response Team

Conducts serious and sensitive investigations for police, peace officers and legislative security officers as well as other statutory investigations for police officers.

6.2	Case Management and Resolutions

Conducts intake and assessment for public complaints and resolution and investigation of code of conduct complaints.

6.3	Corporate Services

Provides corporate services to the Police Review Commission, including administrative support for the Chief Executive Officer, legal , policy, training, communications services, and management of the hearing secretariat.

199	Public Safety and Emergency Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	963	963	1,053

1.2 Deputy Minister’s Office	975	975	1,129

1.3 Corporate Services	8,474	8,474	10,232

Sub-total	10,412	10,412	12,414

2 Public Security

2.1 Alberta Sheriffs Police Service Funding	164,066	168,171	200,942

2.2 Provincial Security Intelligence Office	2,232	2,247	2,922

2.3 Law Enforcement Oversight	23,825	19,640	22,948

2.4 Contract Policing and Policing Oversight	397,192	397,956	432,289

2.5 Indigenous Policing Services	22,779	22,779	24,569

2.6 Policing Support Grant	119,046	119,046	115,869

2.7 Organized and Serious Crime	66,316	68,437	66,952

Sub-total	795,456	798,276	866,491

3 Correctional Services

3.1 Correctional Planning and Innovation	5,133	5,133	5,642

3.2 Custody Operations	266,642	266,642	308,743

3.3 Community Corrections	59,971	59,971	66,414

3.4 Correctional Programs and Services	14,106	14,106	14,511

3.5 Training Academy	7,321	7,321	8,064

Sub-total	353,173	353,173	403,374

4 Alberta Emergency Management Agency

4.1 Managing Director’s Office	617	617	1,723

4.2 Strategy and Systems Support	5,754	5,754	7,822

4.3 Provincial Operations	9,580	9,634	11,062

4.4 Recovery Operations	2,397	2,397	2,873

4.5 Specialized Provincial Operations and Communications	21,246	21,246	22,965

4.6 Disaster Recovery	-	4,100	-

Sub-total	39,594	43,748	46,445

5 Strategy, Support and Integrated Initiatives

5.1 Strategic Policy and Planning	2,699	2,699	3,729

5.2 Community and Public Safety Services	9,081	9,081	11,848

5.3 Information Technology, Research and Modernization	3,124	3,124	3,971

Sub-total	14,904	14,904	19,548

6 Police Review Commission

6.1 Alberta Serious Incident Response Team	7,642	7,642	8,456

6.2 Case Management and Resolutions	9,000	9,000	10,682

6.3 Corporate Services	4,892	4,892	7,256

Sub-total	21,534	21,534	26,394

Public Safety and Emergency Services	200

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

CAPITAL GRANTS

2 Public Security

2.3 Law Enforcement Oversight	-	-	16,158

2.5 Indigenous Policing Services	8,136	8,136	4,307

Sub-total	8,136	8,136	20,465
Total	1,243,209	1,250,183	1,395,131

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Public Security

2.1 Alberta Sheriffs Police Service Funding	19,735	18,279	6,643

2.3 Law Enforcement Oversight	-	1,935	1,730

Sub-total	19,735	20,214	8,373

3 Correctional Services

3.2 Custody Operations	1,280	1,280	1,280

3.3 Community Corrections	-	1,000	-

Sub-total	1,280	2,280	1,280

4 Alberta Emergency Management Agency

4.2 Strategy and Systems Support	2,300	2,561	2,300

4.4 Recovery Operations	-	1,634	-

Sub-total	2,300	4,195	2,300
Total	23,315	26,689	11,953

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

DISASTER LIABILITY RETIREMENT

4 Alberta Emergency Management Agency

4.4 Recovery Operations	22,118	22,118	45,588

4.6 Disaster Recovery	15,000	15,000	59,000

Sub-total	37,118	37,118	104,588
Total	37,118	37,118	104,588

201	Public Safety and Emergency Services

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	50	-

1.2 Deputy Minister’s Office	-	64	-

1.3 Corporate Services	-	588	-

Sub-total	-	702	-

2 Public Security

2.1 Alberta Sheriffs Police Service Funding	-	8,945	-

2.2 Provincial Security Intelligence Office	-	234	-

2.3 Law Enforcement Oversight	-	1,126	-

2.4 Contract Policing and Policing Oversight	-	18,639	-

2.5 Indigenous Policing Services	-	740	-

Sub-total	-	29,684	-

3 Correctional Services

3.1 Correctional Planning and Innovation	-	258	-

3.2 Custody Operations	-	13,885	-

3.3 Community Corrections	-	1,837	-

3.4 Correctional Programs and Services	-	200	-

3.5 Training Academy	-	377	-

Sub-total	-	16,557	-

4 Alberta Emergency Management Agency

4.1 Managing Director’s Office	-	375	-

4.2 Strategy and Systems Support	-	1,074	-

4.3 Provincial Operations	-	427	-

4.4 Recovery Operations	-	253	-

4.6 Disaster Recovery	-	35,379	-

Sub-total	-	37,508	-

5 Strategy, Support and Integrated Initiatives

5.1 Strategic Policy and Planning	-	564	-

5.2 Community and Public Safety Services	-	133	-

5.3 Information Technology, Research and Modernization	-	459	-

Sub-total	-	1,156	-

6 Police Review Commission

6.1 Alberta Serious Incident Response Team	-	258	-
Total	-	85,865	-

Public Safety and Emergency Services	202

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Edmonton Regional Airports Authority Policing Services Agreement	4,180

	Revenue from the Edmonton Regional Airports Authority is used for policing services at the Edmonton International Airport under the Provincial Police Service Agreement. Program 2.4
Total		4,180

203	Public Safety and Emergency Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Alberta Emergency Management Agency	50,600	50,600	50,600

DEPARTMENT NON-CASH AMOUNTS

Amortization

Public Security	1,586	1,586	1,586

Correctional Services	511	511	511

Alberta Emergency Management Agency	27,110	27,110	27,110

Police Review Commission	2	2	2

Consumption of Inventory

Alberta Emergency Management Agency	1,000	1,000	1,000

Valuation Adjustments and Other Provisions

Ministry Support Services	20	20	20

Correctional Services	775	775	775
Total	81,604	81,604	81,604

Public Safety and Emergency Services	204

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	12,414	20	-	-	12,434

Public Security	886,956	1,586	-	(200,942)	687,600

Correctional Services	403,374	1,286	-	(6,794)	397,866

Alberta Emergency Management Agency	46,445	78,710	-	(6,100)	119,055

Strategy, Support and Integrated Initiatives	19,548	-	-	(684)	18,864

Police Review Commission	26,394	2	-	-	26,396

Alberta Sheriffs Police Services	-	-	200,942	-	200,942

Civil Forfeiture Fund	-	-	5,985	-	5,985

Victims of Crime and Public Safety Fund	-	-	39,940	-	39,940

Total	1,395,131	81,604	246,867	(214,520)	1,509,082

CAPITAL INVESTMENT

Public Security	8,373	-	-	-	8,373

Correctional Services	1,280	-	-	-	1,280

Alberta Emergency Management Agency	2,300	-	-	-	2,300

Victims of Crime and Public Safety Fund	-	-	25	-	25

Total	11,953	-	25	-	11,978

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	1,374,666	51,395	246,847	(214,520)	1,458,388

Capital grants	20,465	-	-	-	20,465

Amortization	-	29,209	20	-	29,229

Inventory consumption	-	1,000	-	-	1,000

Total	1,395,131	81,604	246,867	(214,520)	1,509,082

CAPITAL INVESTMENT	11,953	-	25	-	11,978

205	Public Safety and Emergency Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers from Government of Canada	37,005	48,380	38,013

Investment Income	1,000	1,000	1,000

Other Premiums, Fees and Licences	53,151	53,151	53,151

Fines and Penalties	27,700	27,700	33,400

Other Revenue	108,566	97,179	112,948

Consolidated Total	227,422	227,410	238,512

EXPENSE

Ministry Support Services	10,432	11,134	12,434

Public Security	641,112	660,566	687,600

Correctional Services	354,459	371,016	404,660

Alberta Emergency Management Agency	118,304	159,966	125,155

Strategy, Support and Integrated Initiatives	14,904	16,060	19,548

Police Review Commission	21,536	21,794	26,396

Alberta Sheriffs Police Services	164,066	177,116	200,942

Civil Forfeiture Fund	-	5,099	5,985

Victims of Crime and Public Safety Fund	38,832	39,813	39,940

Ministry Total	1,363,645	1,462,564	1,522,660

Inter-Ministry Consolidations	(13,578)	(13,578)	(13,578)

Consolidated Total	1,350,067	1,448,986	1,509,082
Net Operating Result	(1,122,645)	(1,221,576)	(1,270,570)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Public Security	19,735	20,214	8,373

Correctional Services	1,280	2,280	1,280

Alberta Emergency Management Agency	2,300	4,195	2,300

Victims of Crime and Public Safety Fund	25	25	25

Consolidated Total	23,340	26,714	11,978

AMORTIZATION	(29,224)	(29,224)	(29,229)
Change in Capital Assets Total	(5,884)	(2,510)	(17,251)

CHANGE IN INVENTORY ASSETS

CONSUMPTION	(1,000)	(1,000)	(1,000)

Change in Inventory Assets Total	(1,000)	(1,000)	(1,000)

Public Safety and Emergency Services	206

Service Alberta and Red Tape Reduction

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	194,213	198,416	220,033

CAPITAL INVESTMENT	72,330	60,957	67,567

FINANCIAL TRANSACTIONS	5,500	5,500	5,500

CONTINGENCY	-	7,023	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning and facilities.

2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer protection legislation, and administers the Residential Tenancy Dispute Resolution Service and the Condominium Dispute Resolution Tribunal.

2.2	Land Titles

Supports the registration of land ownership in Alberta and the subdivision of land through the accuracy of land titles.

2.3	Motor Vehicles

Delivers services to Albertans such as driver’s licences and abstracts, vehicle registrations, identification cards; and oversees privatized registry agents.

2.4	Other Registry Services

Provides registry services for individuals and businesses, including vital statistics, corporate and non-profit registration, and property transactions.

2.5	Registries Modernization

Manages the modernization of all registries.

3	Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy
3.1	Red Tape Reduction

Leads the government’s Red Tape Reduction efforts to improve service delivery and reduce unnecessary regulatory and administrative burdens for Albertans and businesses.

3.2	Audit and Investigations

Undertakes audit and investigation services that protects Albertans and the integrity of government services provided to Albertans.

3.3	Alcohol, Gaming and Cannabis Policy

Leads the government’s policy work on gaming, liquor and cannabis, including oversight of Alberta Gaming, Liquor and Cannabis, and the Alberta iGaming Corporation.

3.4	Horse Racing and Breeding Renewal Program

Supports Horse Racing Alberta by granting a fixed percentage of the net proceeds from slot terminals at Racing Entertainment Centres to Horse Racing Alberta.

3.5	Airport Entertainment Centres

Supports participating Airport Authorities by granting a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres to participating Airport Authorities.

Service Alberta and Red Tape Reduction	208

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4	Financial and Administrative Shared Services
4.1	Procurement Services

Delivers centralized goods procurement services as well as warehousing services and surplus sales.

4.2	Client Service Operations

Delivers centralized services to ministries such as accounts payable and receivable, business partner maintenance, electronic payments, and banking services.

4.3	Central Logistics

Delivers centralized administrative services, such as fleet management and safety, work alone monitoring, mail, printing, employee ID, building access, and contact center operations.

4.4	ATI Operations and King’s Printer

Delivers centralized access to information, administration of the Access to Information Act , administers disclosures on behalf of ministries, and manages printing and publication of Alberta government laws and materials.

209	Service Alberta and Red Tape Reduction

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	824	824	1,046

1.2 Deputy Minister’s Office	855	855	1,095

1.3 Corporate Services	3,939	3,939	4,829

Sub-total	5,618	5,618	6,970

2 Consumer and Registry Services

2.1 Consumer Awareness and Advocacy	9,401	9,624	13,720

2.2 Land Titles	18,814	18,814	21,017

2.3 Motor Vehicles	33,404	33,404	34,393

2.4 Other Registry Services	7,810	7,810	7,799

2.5 Registries Modernization	9,281	9,281	11,988

Sub-total	78,710	78,933	88,917

3 Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy

3.1 Red Tape Reduction	1,765	1,765	1,454

3.2 Audit and Investigations	8,262	8,631	10,044

3.3 Alcohol, Gaming and Cannabis Policy	2,126	2,126	1,633

3.4 Horse Racing and Breeding Renewal Program	44,200	46,750	48,500

3.5 Airport Entertainment Centres	-	61	450

Sub-total	56,353	59,333	62,081

4 Financial and Administrative Shared Services

4.1 Procurement Services	4,645	4,645	6,281

4.2 Client Service Operations	5,830	5,830	7,854

4.3 Central Logistics	30,666	31,666	35,739

4.4 ATI Operations and King’s Printer	12,391	12,391	12,191

Sub-total	53,532	54,532	62,065
Total	194,213	198,416	220,033

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2 Consumer and Registry Services

2.5 Registries Modernization	44,725	38,352	49,589

3 Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy

3.3 Alcohol, Gaming and Cannabis Policy	10,000	5,000	-

4 Financial and Administrative Shared Services

4.3 Central Logistics	17,605	17,605	17,978
Total	72,330	60,957	67,567

Service Alberta and Red Tape Reduction	210

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVENTORY ACQUISITION

4 Financial and Administrative Shared Services

4.2 Client Service Operations	400	400	400

4.3 Central Logistics	5,100	5,100	5,100
Total	5,500	5,500	5,500

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	118	-

1.2 Deputy Minister’s Office	-	127	-

1.3 Corporate Services	-	267	-

Sub-total	-	512	-

2 Consumer and Registry Services

2.1 Consumer Awareness and Advocacy	-	442	-

2.2 Land Titles	-	1,178	-

2.3 Motor Vehicles	-	455	-

2.4 Other Registry Services	-	332	-

2.5 Registries Modernization	-	348	-

Sub-total	-	2,755	-

3 Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy

3.1 Red Tape Reduction	-	92	-

3.2 Audit and Investigations	-	504	-

3.3 Alcohol, Gaming and Cannabis Policy	-	58	-

Sub-total	-	654	-

4 Financial and Administrative Shared Services

4.1 Procurement Services	-	507	-

4.2 Client Service Operations	-	947	-

4.3 Central Logistics	-	872	-

4.4 ATI Operations and King’s Printer	-	776	-

Sub-total	-	3,102	-
Total	-	7,023	-

211	Service Alberta and Red Tape Reduction

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Horse Racing and Breeding Renewal Program	48,500

Per the grant agreement with Horse Racing Alberta, a fixed percentage of slot revenues generated at Racing Entertainment Centres is granted to Horse Racing Alberta to support operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements. Program 3.4

2	Services to Ministries	23,611

Funding is received from other ministries to provide cross-government services such as: administrative services, contact centres, mail services, audit services, and fleet administration. Programs 3 and 4

3	Condominium Dispute Resolution Tribunal	3,670

Funding is received from condominium corporations through a per-unit service fee and through fees associated with resolving applications for dispute resolution, outside of the court. These fees are used to fund the direct and indirect costs related to the operations of the tribunal dispute resolution service. Program 2.1

4	Residential Tenancy Dispute Resolution Service	1,450

	Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 2.1

5	Specialty Licence Plates	500

	Fees collected for specialty licence plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 2.3

6	Airport Entertainment Centres	450

Per the grant agreement with participating Airport Authorities, a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres is granted to participating Airport Authorities. Program 3.5

7	Other Registry Services	50

	Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 2.4
Total		78,231

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY

8	Services to Ministries	4,200

	Funding is received from other ministries to provide cross-government mail services. Program 4
Total		4,200

Service Alberta and Red Tape Reduction	212

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Consumer and Registry Services	25	25	25

DEPARTMENT NON-CASH AMOUNTS

Amortization

Consumer and Registry Services	1,320	1,320	1,320

Financial and Administrative Shared Services	16,780	16,780	16,780

Consumption of Inventory

Ministry Support Services	5	5	5

Consumer and Registry Services	870	870	870

Financial and Administrative Shared Services	4,625	4,625	4,625

Valuation Adjustments and Other Provisions

Ministry Support Services	37	37	37

Consumer and Registry Services	95	95	95

Financial and Administrative Shared Services	435	435	435
Total	24,192	24,192	24,192

213	Service Alberta and Red Tape Reduction

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE
Ministry Support Services	6,970	42	-	7,012
Consumer and Registry Services	88,917	2,310	-	91,227
Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy	62,081	-	(1,149)	60,932

Financial and Administrative Shared Services	62,065	21,840	(36,727)	47,178

Total	220,033	24,192	(37,876)	206,349

CAPITAL INVESTMENT
Consumer and Registry Services	49,589	-	-	49,589
Financial and Administrative Shared Services	17,978	-	-	17,978

Total	67,567	-	-	67,567

INVENTORY ACQUISITION
Financial and Administrative Shared Services	5,500	-	-	5,500

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	220,033	592	(37,876)	182,749
Amortization	-	18,100	-	18,100

Inventory consumption	-	5,500	-	5,500

Total	220,033	24,192	(37,876)	206,349

CAPITAL INVESTMENT	67,567	-	-	67,567

INVENTORY ACQUISITION	5,500	-	-	5,500

Service Alberta and Red Tape Reduction	214

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Net Income from Government Business Enterprises	2,332,128	2,324,144	2,421,488

Motor Vehicle Licences	593,354	588,304	610,695

Land Titles Registration Levy	161,246	188,544	191,796

Other Premiums, Fees and Licences	91,979	104,851	120,285

Other Miscellaneous Revenue	34,140	35,509	39,501

Ministry Total	3,212,847	3,241,352	3,383,765

Inter-Ministry Consolidations	(32,515)	(33,884)	(37,876)

Consolidated Total	3,180,332	3,207,468	3,345,889

EXPENSE

Ministry Support Services	5,660	6,172	7,012

Consumer and Registry Services	81,020	83,998	91,227

Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy	56,353	59,987	62,081

Financial and Administrative Shared Services	75,372	79,474	83,905

Ministry Total	218,405	229,631	244,225

Inter-Ministry Consolidations	(32,515)	(33,884)	(37,876)

Consolidated Total	185,890	195,747	206,349
Net Operating Result	2,994,442	3,011,721	3,139,540

CHANGE IN CAPITAL ASSETS

INVESTMENT

Consumer and Registry Services	44,725	38,352	49,589

Regulatory Transformation, Compliance, and Gaming, Liquor and Cannabis Policy	10,000	5,000	-

Financial and Administrative Shared Services	17,605	17,605	17,978

Consolidated Total	72,330	60,957	67,567

AMORTIZATION	(18,100)	(18,100)	(18,100)
Change in Capital Assets Total	54,230	42,857	49,467

CHANGE IN INVENTORY ASSETS

INVENTORY ACQUISITION

Financial and Administrative Shared Services	5,500	5,500	5,500

Consolidated Total	5,500	5,500	5,500

CONSUMPTION	(5,500)	(5,500)	(5,500)
Change in Inventory Assets Total	-	-	-

215	Service Alberta and Red Tape Reduction

Technology and Innovation

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	921,014	944,826	970,990

CAPITAL INVESTMENT	158,628	131,980	153,522

FINANCIAL TRANSACTIONS	25,000	25,000	-

CONTINGENCY	-	12,322	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning, and facilities.

2	Innovation, Privacy and Policy
2.1	Innovation, Privacy and Policy

Advances Alberta’s innovation agenda, delivers enterprise policy and programs for content, privacy, and technology, leading digital service strategy, governance, and partnerships to support government services.

2.2	Grant to Alberta Innovates Corporation

Provides funding to Alberta Innovates Corporation, which is responsible for supporting government’s research and innovation initiatives.

2.3	Grant to Alberta Enterprise Corporation

Provides funding to the Alberta Enterprise Corporation, which is responsible for attracting venture capital funds for knowledge-based companies.

3	Technology Support and Operations

Manages government’s secure technology platforms, including the 1GX system, end users, voice, data, video conferencing, network services and SuperNet operation.

4	Digital Design and Delivery
4.1	Digital Delivery and Innovation

As government’s centre of digital delivery, designs simpler, faster and better services with ministries; builds capability and confidence in modern digital practice; and assures service quality and value through standards and controls.

5	Cybersecurity

Protect digital assets and identify, monitor, and respond to cyber threats. Collaborate with public and private organizations to strengthen Alberta’s overall cybersecurity posture.

6	Data and Content Management

Provides strategic direction and delivery of services related to the governance and management of content, including data, information, records, and emerging technologies such as artificial intelligence.

Technology and Innovation	218

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	727	727	807

1.2 Deputy Minister’s Office	805	805	895

1.3 Corporate Services	4,156	4,156	4,725

Sub-total	5,688	5,688	6,427

2 Innovation, Privacy and Policy

2.1 Innovation, Privacy and Policy	70,503	82,161	83,030

2.2 Grant to Alberta Innovates Corporation	194,592	186,334	133,992

Sub-total	265,095	268,495	217,022

3 Technology Support and Operations	364,204	386,404	392,219

4 Digital Design and Delivery

4.1 Digital Delivery and Innovation	122,779	124,979	114,881

5 Cybersecurity	15,315	15,315	17,616

6 Data and Content Management	34,789	34,469	32,729

CAPITAL GRANTS

3 Technology Support and Operations	106,200	102,532	183,096

CAPITAL PAYMENTS TO RELATED PARTIES

2 Innovation, Privacy and Policy

2.2 Grant to Alberta Innovates Corporation	6,944	6,944	7,000
Total	921,014	944,826	970,990

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

3 Technology Support and Operations	28,635	29,288	23,146

4 Digital Design and Delivery

4.1 Digital Delivery and Innovation	129,993	102,692	130,376
Total	158,628	131,980	153,522

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

DEBT REPAYMENT

2 Innovation, Privacy and Policy

2.3 Grant to Alberta Enterprise Corporation	25,000	25,000	-
Total	25,000	25,000	-

219	Technology and Innovation

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

3 Technology Support and Operations	-	12,322	-
Total	-	12,322	-

Technology and Innovation	220

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Services to Ministries	39,130

	Funding received from other ministries is used to provide cross-government technology services. Programs 3, 4 and 6
Total		39,130

221	Technology and Innovation

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Innovation, Privacy and Policy	117,849	100,000	125,000

DEPARTMENT NON-CASH AMOUNTS

Capital Payments to Related Parties

Technology Support and Operations	6,750	6,750	-

Amortization

Technology Support and Operations	19,174	19,174	19,021

Digital Design and Delivery	41,400	46,400	41,400

Valuation Adjustments and Other Provisions

Ministry Support Services	38	38	38

Technology Support and Operations	440	440	440
Total	185,651	172,802	185,899

Technology and Innovation	222

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE
Ministry Support Services	6,427	38	-	-	6,465
Innovation, Privacy and Policy	224,022	125,000	-	(171,829)	177,193
Technology Support and Operations	575,315	19,461	-	(25,254)	569,522
Digital Design and Delivery	114,881	41,400	-	(13,456)	142,825
Cybersecurity	17,616	-	-	-	17,616
Data and Content Management	32,729	-	-	(420)	32,309
Alberta Innovates Corporation	-	-	206,809	(54,350)	152,459

Alberta Enterprise Corporation	-	-	4,258	-	4,258
Total	970,990	185,899	211,067	(265,309)	1,102,647

CAPITAL INVESTMENT
Technology Support and Operations	23,146	-	-	-	23,146
Digital Design and Delivery	130,376	-	-	-	130,376

Alberta Innovates Corporation	-	-	15,500	-	15,500
Total	153,522	-	15,500	-	169,022

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	780,894	125,478	200,119	(258,309)	848,182
Capital grants	183,096	-	-	-	183,096
Capital payments to related parties	7,000	-	-	(7,000)	-

Amortization	-	60,421	10,948	-	71,369

Total	970,990	185,899	211,067	(265,309)	1,102,647

CAPITAL INVESTMENT	153,522	-	15,500	-	169,022

223	Technology and Innovation

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Internal Government Transfers	87,530	87,530	87,530
Transfers from Government of Canada	4,600	4,600	2,833
Investment Income	1,500	1,500	1,500
Other Revenue	85,376	112,856	87,869

Ministry Total	179,006	206,486	179,732

Inter-Ministry Consolidations	(128,086)	(155,566)	(128,086)
Consolidated Total	50,920	50,920	51,646

EXPENSE

Ministry Support Services	5,726	5,726	6,465
Innovation, Privacy and Policy	188,352	182,161	208,030
Technology Support and Operations	496,768	527,622	594,776
Digital Design and Delivery	164,179	171,379	156,281
Cybersecurity	15,315	15,315	17,616
Data and Content Management	34,789	34,469	32,729
Alberta Innovates Corporation	256,883	248,625	206,809
Alberta Enterprise Corporation	4,258	4,258	4,258

Ministry Total	1,166,270	1,189,555	1,226,964

Inter-Ministry Consolidations	(156,627)	(184,107)	(124,317)
Consolidated Total	1,009,643	1,005,448	1,102,647

Net Operating Result	(958,723)	(954,528)	(1,051,001)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Technology Support and Operations	28,635	29,288	23,146

Digital Design and Delivery	129,993	102,692	130,376

Alberta Innovates Corporation	17,491	21,849	15,500

Consolidated Total	176,119	153,829	169,022

AMORTIZATION	(70,139)	(75,139)	(71,369)
Change in Capital Assets Total	105,980	78,690	97,653

Technology and Innovation	224

Tourism and Sport

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	133,983	134,033	127,143

CAPITAL INVESTMENT	25	25	25

CONTINGENCY	-	2,467	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides key ministry support functions including corporate services, financial services, grant management, cross-ministry and intergovernmental strategies, strategic policy and planning, governance and legislative support.

2	Tourism
2.1	Program Support

Supports activities, including policy analysis, information management, strategic, financial and operational planning matters.

2.2	Tourism Policy and Strategy

Responsible for the legislative, regulatory and broad policy framework strategy to advance tourism, including all-season resort development.

2.3	Grant to Travel Alberta Corporation

Operating grant to the Travel Alberta Corporation.

3	Sport, Physical Activity and Recreation
3.1	Sport, Physical Activity and Recreation Services

Works with national, provincial, municipal and local partners to develop and advance policy and programs.

3.2	Sport, Physical Activity and Recreation Development

Supports provincial sport, physical activity and recreation organizations in enhancing participant (athlete, coach, official and volunteer) development to develop and advance operational policies and programs for Albertans.

3.3	Multi-Sport Games

Provides and supports opportunities for Alberta’s athletes to participate in multi-sport games including Alberta and Canada Summer and Winter Games and Arctic Winter Games.

3.4	Support for Sport, Physical Activity and Recreation

Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

3.5	Active Communities Initiative

Provides grants for small and mid-sized projects such as indoor and outdoor hockey arenas and rinks, community pools, indoor turf centres, pickleball courts, sport fields and courts, and other recreational facilities.

3.6	Support for Tourism and Sport Infrastructure

Assists non-profit organizations in the construction and/or renovation of tourism and sport facilities through capital funding.

Tourism and Sport	226

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	780	780	870

1.2 Deputy Minister’s Office	870	870	960

1.3 Corporate Services	500	500	500

Sub-total	2,150	2,150	2,330

2 Tourism

2.1 Program Support	827	827	880

2.2 Tourism Policy and Strategy	1,296	1,346	1,598

2.3 Grant to Travel Alberta Corporation	75,248	75,248	75,248

Sub-total	77,371	77,421	77,726

3 Sport, Physical Activity and Recreation

3.1 Sport, Physical Activity and Recreation Services	3,085	3,085	3,340

3.2 Sport, Physical Activity and Recreation Development	1,540	1,540	1,680

3.3 Multi-Sport Games	1,855	1,855	1,985

3.4 Support for Sport, Physical Activity and Recreation	31,982	31,982	31,082

Sub-total	38,462	38,462	38,087

CAPITAL GRANTS

3 Sport, Physical Activity and Recreation

3.5 Active Communities Initiative	10,000	10,000	9,000

3.6 Support for Tourism and Sport Infrastructure	5,000	5,000	-

Sub-total	15,000	15,000	9,000

CAPITAL PAYMENTS TO RELATED PARTIES

3 Sport, Physical Activity and Recreation

3.6 Support for Tourism and Sport Infrastructure	1,000	1,000	-
Total	133,983	134,033	127,143

227	Tourism and Sport

 CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT CAPITAL ACQUISITIONS

3 Sport, Physical Activity and Recreation

3.3 Multi-Sport Games	25	25	25
Total	25	25	25

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	45	-

1.2 Deputy Minister’s Office	-	45	-

Sub-total	-	90	-

2 Tourism

2.1 Program Support	-	28	-

2.2 Tourism Policy and Strategy	-	77	-

Sub-total	-	105	-

3 Sport, Physical Activity and Recreation

3.1 Sport, Physical Activity and Recreation Services	-	140	-

3.2 Sport, Physical Activity and Recreation Development	-	66	-

3.3 Multi-Sport Games	-	66	-

3.4 Support for Sport, Physical Activity and Recreation	-	2,000	-

Sub-total	-	2,272	-
Total	-	2,467	-

Tourism and Sport	228

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Sport, Physical Activity and Recreation	4,125

	Revenue from donations, fees and other sources used to fund the cost of sport programs, facilities and services. Programs 3.1, 3.2, 3.3 and 3.4

2	All-Season Resorts	150

	Revenue from application and other fees related to development of All-Season Resorts. Programs 2.2
Total		4,275

229	Tourism and Sport

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Amortization

Tourism	7	7	7

Sport, Physical Activity and Recreation	5	5	5

Total	12	12	12

Tourism and Sport	230

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	2,330	-	-	-	2,330

Tourism	77,726	7	76,453	(75,248)	78,938

Sport, Physical Activity and Recreation	47,087	5	-	(1,500)	45,592

Total	127,143	12	76,453	(76,748)	126,860

CAPITAL INVESTMENT

Sport, Physical Activity and Recreation	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	118,143	-	76,398	(76,748)	117,793

Capital grants	9,000	-	-	-	9,000

Amortization	-	12	55	-	67

Total	127,143	12	76,453	(76,748)	126,860

CAPITAL INVESTMENT	25	-	-	-	25

231	Tourism and Sport

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Transfers from Government of Canada	640	640	640

Investment Income	150	150	150

Premiums, Fees and Licences	300	350	450

Other Revenue	4,185	4,185	5,035

Ministry Total	5,275	5,325	6,275

Consolidated Total	5,275	5,325	6,275

EXPENSE

Ministry Support Services	2,150	2,240	2,330

Tourism	78,603	78,758	78,938

Sport, Physical Activity and Recreation	54,467	56,739	47,092

Ministry Total	135,220	137,737	128,360

Inter-Ministry Consolidations	(2,500)	(2,500)	(1,500)

Consolidated Total	132,720	135,237	126,860
Net Operating Result	(127,445)	(129,912)	(120,585)

CHANGE IN CAPITAL ASSETS

INVESTMENT

Sport, Physical Activity and Recreation	25	25	25

Consolidated Total	25	25	25

AMORTIZATION	(87)	(87)	(67)
Change in Capital Assets Total	(62)	(62)	(42)

Tourism and Sport	232

Transportation and Economic Corridors

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	1,833,019	1,684,329	2,106,494

CAPITAL INVESTMENT	1,561,812	1,390,499	1,715,232

FINANCIAL TRANSACTIONS	129,461	129,461	134,406

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support and development, financial services, business planning, reporting services, and emergency management.

2	Program Services and Support
2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection, inspections, assessment, and functional planning studies required to support the provincial highway network and inform future transportation needs and prioritization.

2.3	Passenger Rail Master Plan

Supports activities for feasibility assessment and studies required to explore options and governance to develop a passenger rail delivery plan and inform future rail needs and prioritization.

3	Traffic Safety Programs
3.1	Traffic Safety Services

Leads programs that improve traffic safety and reduce serious transportation injuries, including driver training, education, testing, and compliance for drivers, commercial carriers, dangerous goods, inspection facilities and provincial rail systems.

3.2	Driver Safety Initiatives

Improves driver competency, regulatory compliance, and road safety through the mandatory Class 1 Learning Pathway and delivers the Pre-Entry Program to help new commercial carriers meet National Safety Code requirements.

3.3	Commercial Driver Grants

Provides funding support to Albertans entering the professional driving industry.

4	Provincial Highway Maintenance
4.1	Maintenance

Includes the on-going structural and operating maintenance of all provincial highways, bridges and other infrastructure; such as snow removal, grass cutting, maintenance of highway lighting, among others.

4.2	P3 Maintenance

Includes structural and operational maintenance of all provincial ring roads.

4.3	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

5	Municipal Transit and Transportation Grant Programs
5.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

5.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

5.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

Transportation and Economic Corridors	234

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5.4	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of Green Line and Blue Line LRT projects.

5.5	Edmonton LRT Projects

Provides funding to the City of Edmonton to assist with the construction of LRT projects.

5.6	Ray Gibbon Drive Expansion

Provides funding to the City of St. Albert to assist with the Ray Gibbon Drive project.

5.7	Yellowhead Trail Project

Provides funding to the City of Edmonton to assist with the Yellowhead Trail project.

5.8	Red Deer Regional Airport Expansion

Provides funding to support expansion of the regional airport.

5.9	YYC Rail Connection

Provides funding to the City of Calgary to assist with the Calgary International Airport rail connection planning.

5.10	O’Chiese Road Improvements

Provides funding to Clearwater County to support O’Chiese Road Improvements.

5.11	Calgary Rivers District and Events Centre

Provides funding to facilitate the construction of roads, bridges, LRT connections, site utilities, site reclamation and other essential infrastructure supporting the development of the new Calgary Events Centre.

5.12	Fox Lake Access Improvement

Provides funding assistance to improve access into Fox Lake to rebuild the community after devastating wildfires.

5.13	Traffic Safety Fund

Provides funding to support municipalities in re-engineering intersections to reduce collisions, ultimately improving driver safety.

5.14	McKinley Bridge Replacement

Provides funding to the East Prairie Metis Settlement to support the McKinley Bridge replacement project after the 2023 Grizzly Complex Wildfire.

5.15	Border Road Reconstruction

Provides special grant to the County of Warner for construction of a new local gravel road on the Canadian side of the Canada-United States border.

5.16	Cooking Lake Airport

To support rehabilitation of the runway and apron surface at Cooking Lake Airport.

6	Municipal Water Infrastructure Grant Programs
6.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

6.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

6.4	Sundre Wastewater Treatment Plant

Provides a project-specific grant to assist with a wastewater treatment plant upgrade in Sundre with new and innovative technology.

6.5	Lethbridge Waterline Expansion

Provides funding to Lethbridge County to assist with upgrades to water infrastructure in the region.

6.6	Capital Region Wastewater Treatment

Provides funding to support the additional treatment of wastewater to create a water source that can be used for industrial purposes.

6.7	Airdrie Wastewater Treatment Plant

Provides funding to the City of Airdrie for their wastewater infrastructure upgrade project.

235	Transportation and Economic Corridors

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

7	Federal Grant Programs
7.1	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

7.2	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

7.3	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

7.4	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

8	Ring Roads
8.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

8.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

8.3	Debt Servicing Costs

Interest payments related to Calgary and Edmonton Ring Roads.

8.4	P3 Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

9	Provincial Highway Construction Projects
9.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

9.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

10	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

11	Provincial Highway Rehabilitation
11.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

11.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

11.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

Transportation and Economic Corridors	236

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

12	Water Management Projects
12.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Agriculture and Irrigation.

12.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

12.3	Ghost Reservoir

An infrastructure project on the Ghost River upstream of Calgary to protect Alberta’s people, homes, industries, infrastructure, and economy from future drought and flood events in the Bow River basin.

237	Transportation and Economic Corridors

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	786	836	884

1.2 Deputy Minister’s Office	836	898	957

1.3 Strategic Services	8,165	8,720	9,297

Sub-total	9,787	10,454	11,138

2 Program Services and Support

2.1 Program Services	22,635	24,296	25,621

2.2 Assessment and Support Systems	21,500	22,000	21,500

2.3 Passenger Rail Master Plan	6,000	6,000	5,000

Sub-total	50,135	52,296	52,121

3 Traffic Safety Programs

3.1 Traffic Safety Services	22,545	23,915	25,166

3.2 Driver Safety Initiatives	26,389	26,796	11,234

3.3 Commercial Driver Grants	7,649	7,649	-

Sub-total	56,583	58,360	36,400

4 Provincial Highway Maintenance

4.1 Maintenance	359,658	349,447	350,237

4.2 P3 Maintenance	94,704	105,704	105,704

Sub-total	454,362	455,151	455,941

CAPITAL GRANTS

5 Municipal Transit and Transportation Grant Programs

5.1 Strategic Transportation Infrastructure Program	32,603	35,000	29,332

5.2 Green Transit Incentives Program (GreenTRIP)	2,500	2,500	-

5.3 Terwillegar Expansion	10,100	-	12,400

5.4 Calgary LRT Projects	100,000	58,000	139,065

5.5 Edmonton LRT Projects	271,831	240,312	360,107

5.6 Ray Gibbon Drive Expansion	25,001	17,500	11,000

5.7 Yellowhead Trail Project	50,657	44,000	44,716

5.8 Red Deer Regional Airport Expansion	3,593	7,655	2,542

5.9 YYC Rail Connection	6,384	815	1,071

5.10 O’Chiese Road Improvements	5,000	-	3,000

5.11 Calgary Rivers District and Events Centre	82,400	25,000	79,400

5.12 Fox Lake Access Improvement	6,000	-	-

5.13 Traffic Safety Fund	1,000	1,000	2,000

5.14 McKinley Bridge Replacement	-	1,000	5,420

5.15 Border Road Reconstruction	-	8,000	-

5.16 Cooking Lake Airport	-	-	3,853

Sub-total	597,069	440,782	693,906

Transportation and Economic Corridors	238

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
CAPITAL GRANTS... continued

6 Municipal Water Infrastructure Grant Programs

6.1 Municipal Water Wastewater Program	44,667	52,703	63,862

6.2 Water for Life	51,351	54,564	97,672

6.3 First Nations Water Tie-In Program	7,500	9,384	15,187

6.4 Sundre Wastewater Treatment Plant	7,500	-	7,500

6.5 Lethbridge Waterline Expansion	-	570	-

6.6 Capital Region Wastewater Treatment	10,000	-	-

6.7 Airdrie Wastewater Treatment Plant	-	1,200	13,800

Sub-total	121,018	118,421	198,021

7 Federal Grant Programs

7.1 Investing in Canada Infrastructure - Public Transit	323,131	322,660	367,863

7.2 Investing in Canada Infrastructure - Green Infrastructure	89,635	97,947	178,936

7.3 Investing in Canada Infrastructure - Rural and Northern Communities	12,149	7,668	4,140

7.4 Investing in Canada Infrastructure - COVID-19 Resilience	7,577	9,017	-

Sub-total	432,492	437,292	550,939

DEBT SERVICING

8 Ring Roads

8.3 Debt Servicing Costs	111,573	111,573	108,028

Total	1,833,019	1,684,329	2,106,494

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Strategic Services	687	687	687

8 Ring Roads

8.1 Edmonton Ring Road	-	3,495	-

8.2 Calgary Ring Road	20,000	28,024	42,521

Sub-total	20,000	31,519	42,521

9 Provincial Highway Construction Projects

9.1 Highway Twinning, Widening and Expansion	628,862	421,911	781,535

9.2 Deerfoot Trail Upgrades	197,312	255,086	168,000

Sub-total	826,174	676,997	949,535

10 Bridge Construction Projects	125,000	125,640	134,255

11 Provincial Highway Rehabilitation

11.1 Highway Rehabilitation Projects	391,087	344,733	417,820

11.2 P3 Rehabilitation	46,724	51,338	22,594

11.3 Major Maintenance	45,000	41,411	56,920

Sub-total	482,811	437,482	497,334

239	Transportation and Economic Corridors

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
DEPARTMENT CAPITAL ACQUISITIONS...continued

12 Water Management Projects

12.1 Water Management Infrastructure	58,784	52,329	65,000

12.2 Springbank Off-Stream Reservoir	42,356	59,845	20,000

12.3 Ghost Reservoir	6,000	6,000	5,900

Sub-total	107,140	118,174	90,900

Total	1,561,812	1,390,499	1,715,232

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION

4 Provincial Highway Maintenance

4.3 Salt, Sand and Gravel	65,907	65,907	65,907

ASSET RETIREMENT OBLIGATIONS AND ENVIRONMENTAL LIABILITIES

4 Provincial Highway Maintenance

4.1 Maintenance	2,000	2,000	3,400

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS

8 Ring Roads

8.4 P3 Debt Repayment	61,554	61,554	65,099

Total	129,461	129,461	134,406

Transportation and Economic Corridors	240

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Motor Transport Permits and Licences	9,140

	A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2

2	Commercial Vehicle Decals	480

	Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1
Total		9,620

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

1	Highway Construction and Rehabilitation Projects	3,000

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges; and capital maintenance and renewal projects. Programs 9.1 and 11.1

2	Tourism Highway Signage Initiative	1,000

	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 11.1
Total		4,000

241	Transportation and Economic Corridors

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT NON-CASH AMOUNTS

Capital Payments to Related Parties

Water Management Projects	817,332	817,332	58,732

Amortization

Provincial Highway Maintenance	884,222	884,222	924,722

Consumption of Inventory

Provincial Highway Maintenance	65,907	65,907	65,907

Valuation Adjustments and Other Provisions

Provincial Highway Maintenance	9,000	9,000	9,000

Total	1,776,461	1,776,461	1,058,361

CAPITAL INVESTMENT

DEPARTMENT NON-CASH AMOUNTS

Donated Capital Assets

Provincial Highway Construction Projects	5,130	11,335	8,172

Total	5,130	11,335	8,172

Transportation and Economic Corridors	242

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate

EXPENSE

Ministry Support Services	11,138	-	-	11,138

Program Services and Support	52,121	-	-	52,121

Traffic Safety Programs	36,400	-	-	36,400

Provincial Highway Maintenance	455,941	999,629	-	1,455,570

Municipal Transit and Transportation Grant Programs	693,906	-	-	693,906

Municipal Water Infrastructure Grant Programs	198,021	-	-	198,021

Federal Grant Programs	550,939	-	-	550,939

Water Management Projects	-	58,732	(58,732)	-

Ring Roads - Debt Servicing	108,028	-	-	108,028

Total	2,106,494	1,058,361	(58,732)	3,106,123

CAPITAL INVESTMENT

Ministry Support Services	687	-	-	687

Ring Roads	42,521	-	-	42,521

Provincial Highway Construction Projects	949,535	8,172	-	957,707

Bridge Construction Projects	134,255	-	-	134,255

Provincial Highway Rehabilitation	497,334	-	-	497,334

Water Management Projects	90,900	-	-	90,900

Total	1,715,232	8,172	-	1,723,404

INVENTORY ACQUISITION

Provincial Highway Maintenance	65,907	-	-	65,907

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	555,600	9,000	-	564,600

Capital grants	1,442,866	-	-	1,442,866

Capital payments to related parties	-	58,732	(58,732)	-

Amortization	-	924,722	-	924,722

Inventory consumption	-	65,907	-	65,907

Debt servicing costs - Capital Plan	108,028	-	-	108,028
Total	2,106,494	1,058,361	(58,732)	3,106,123

CAPITAL INVESTMENT	1,715,232	8,172	-	1,723,404

INVENTORY ACQUISITION	65,907	-	-	65,907

243	Transportation and Economic Corridors

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

REVENUE

Investing in Canada Infrastructure Program	432,892	437,692	551,139

Other Transfers from Government of Canada	45,339	45,339	45,339

Premiums, Fees and Licences	38,920	38,920	39,448

Refunds of Expense	2,575	2,575	2,575

Other Revenue	26,983	26,983	26,983
Consolidated Total	546,709	551,509	665,484

EXPENSE

Ministry Support Services	9,787	10,454	11,138

Program Services and Support	50,135	52,296	52,121

Traffic Safety Programs	56,583	58,360	36,400

Provincial Highway Maintenance	1,413,491	1,414,280	1,455,570

Municipal Transit and Transportation Grant Programs	597,069	440,782	693,906

Municipal Water Infrastructure Grant Programs	121,018	118,421	198,021

Federal Grant Programs	432,492	437,292	550,939

Water Management Projects	817,332	817,332	58,732

Ring Roads - Debt Servicing	111,573	111,573	108,028

Ministry Total	3,609,480	3,460,790	3,164,855

Inter-Ministry Consolidations	(817,332)	(817,332)	(58,732)
Consolidated Total	2,792,148	2,643,458	3,106,123
Net Operating Result	(2,245,439)	(2,091,949)	(2,440,639)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	687	687	687

Ring Roads	20,000	31,519	42,521

Provincial Highway Construction Projects	831,304	688,332	957,707

Bridge Construction Projects	125,000	125,640	134,255

Provincial Highway Rehabilitation	482,811	437,482	497,334

Water Management Projects	107,140	118,174	90,900
Consolidated Total	1,566,942	1,401,834	1,723,404

AMORTIZATION	(884,222)	(884,222)	(924,722)

Change in Capital Assets Total	682,720	517,612	798,682

Transportation and Economic Corridors	244

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

INVENTORY ACQUISITION

Provincial Highway Maintenance	65,907	65,907	65,907
Consolidated Total	65,907	65,907	65,907

CONSUMPTION	(65,907)	(65,907)	(65,907)
Change in Inventory Assets Total	-	-	-

245	Transportation and Economic Corridors

Treasury Board and Finance

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

EXPENSE	186,299	189,199	245,389

CAPITAL INVESTMENT	50	50	8,350

CONTINGENCY	4,000,000	43,590	2,000,000

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provides strategic financial services to develop, implement and report on government’s fiscal plan, capital plan and business plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development. Provides tax policy advice and recommendations to promote a system, that is fair, efficient and effective.

4	Investment, Treasury and Risk Management
4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Develops and manages government accounting standards and financial management policies.

6	Tax and Revenue Management

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy

Regulates and supervises loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Regulates automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining and Compensation Office

Implements the Government of Alberta’s public sector bargaining strategy and develops bargaining mandates for all public sector employers funded by the provincial government.

Treasury Board and Finance	248

DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

9	Public Service Commission
9.1	Office of the Public Service Commissioner

Oversees operations of the Public Service Commission (PSC), which is the central human resource (HR) department for the Alberta Public Service (APS), providing advice and direct delivery of HR services for the Government of Alberta, supporting the attraction and retention of qualified employees to provide services and meet the needs of Albertans.

9.2	Client Service Delivery

Provides client-focused strategic advice and HR operational support to departments through a portfolio model. Delivers services related to employee relations, workforce planning and organizational effectiveness. Manages and supports recruitment services for all APS employees up to the senior manager level.

9.3	Labour Relations Policy and Programs

Represents the APS in negotiations with the Alberta Union of Provincial Employees (AUPE) and manages labour and employee relations disputes. Develops and implements policies, programs and resources to support a respectful workplace and promote psychological safety and employee wellbeing. Provides disability management services to managers and employees with complex needs. Implements the Occupational Health and Safety program in alignment with provincial legislation.

9.4	Strategic Services and Public Agency Secretariat

Designs, develops, and administers directives affecting the APS workforce, including policies related to classification and compensation, and pension and benefits. Supports client departments with HR data governance, standards and workforce analytics. Leads public agency governance and recruitment for agencies, board and commissions through the Public Agency Secretariat (PAS).

9.5	Learning, Engagement and Talent Management

Designs and administers corporate learning supports and talent management strategies and processes for the APS. Provides specialized recruitment services for executive management positions and agencies, boards and commissions in partnership with the PAS. Develops and delivers initiatives to support an engaged workforce and leads internal communications strategies across the APS.

10	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

249	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	1,167	1,167	1,197

1.2 Deputy Minister’s Office	761	761	937

1.3 Corporate Services	6,885	6,885	9,277

Sub-total	8,813	8,813	11,411

2 Treasury Board Secretariat	9,339	9,339	10,232

3 Fiscal Planning and Economic Analysis	12,384	12,337	13,221

4 Investment, Treasury and Risk Management

4.1 Treasury Management	7,645	7,645	8,054

4.2 Risk Management and Insurance	1,871	1,871	1,871

Sub-total	9,516	9,516	9,925

5 Office of the Controller	7,106	7,106	8,313

6 Tax and Revenue Management	35,223	38,123	43,001

7 Financial Sector and Pensions

7.1 Financial Sector Regulation and Policy	17,266	17,266	33,911

7.2 Automobile Insurance Rate Board	2,609	2,609	2,609

Sub-total	19,875	19,875	36,520

8 Provincial Bargaining and Compensation Office	4,591	4,591	5,644

9 Public Service Commission

9.1 Office of the Public Service Commissioner	770	770	1,134

9.2 Client Service Delivery	37,869	37,869	48,476

9.3 Labour Relations Policy and Programs	9,558	9,558	26,204

9.4 Strategic Services and Public Agency Secretariat	23,085	23,132	21,784

9.5 Learning, Engagement and Talent Management	8,170	8,170	9,524

Sub-total	79,452	79,499	107,122

Total	186,299	189,199	245,389

Treasury Board and Finance	250

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT CAPITAL ACQUISITIONS

1 Ministry Support Services

1.3 Corporate Services	25	25	25

7 Financial Sector and Pensions

7.2 Automobile Insurance Rate Board	-	-	8,300

9 Public Service Commission

9.4 Strategic Services and Public Agency Secretariat	25	25	25

Total	50	50	8,350

CONTINGENCY VOTE BY PROGRAM

OPERATING EXPENSE

1 Ministry Support Services

1.1 Minister’s Office	-	36	-

1.2 Deputy Minister’s Office	-	94	-

1.3 Corporate Services	-	1,436	-

Sub-total	-	1,566	-

2 Treasury Board Secretariat	-	500	-

3 Fiscal Planning and Economic Analysis	-	1,052	-

4 Investment, Treasury and Risk Management

4.1 Treasury Management	-	16,664	-

5 Office of the Controller	-	534	-

6 Tax and Revenue Management	-	1,720	-

7 Financial Sector and Pensions

7.1 Financial Sector Regulation and Policy	-	103	-

8 Provincial Bargaining and Compensation Office	-	461	-

9 Public Service Commission

9.1 Office of the Public Service Commissioner	-	191	-

9.2 Client Service Delivery	-	4,055	-

9.3 Labour Relations Policy and Programs	-	15,613	-

9.4 Strategic Services and Public Agency Secretariat	-	604	-

9.5 Learning, Engagement and Talent Management	-	527	-

Sub-total	-	20,990	-

10 Contingency / Disaster and Emergency Assistance	4,000,000	-	2,000,000

Total	4,000,000	43,590	2,000,000

251	Treasury Board and Finance

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2026-27 Estimate

1	Alberta Insurance Regulation	25,754

Pursuant to the Recovery of Insurance Administration Costs Regulation, the Superintendent of Insurance invoices the insurance industry to recover the cost of administering the Insurance Act and Captive Insurance Companies Act. Also, the Automobile Insurance Rate Board, as established by the Insurance Act, regulates automobile insurance premiums in Alberta fully funded by the insurance industry through an annual levy. Program 7.1 and 7.2

2	Financial Institutions	8,368

The Financial Institutions Policy and Regulation branch recovers costs annually from ATB Financial under its current arrangement. Additional fees are also recovered from corporations registered under the Loan and Trust Corporations Act. Program 7.1

3	Services to Ministries	6,775

	Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Program 6
Total		40,897

Treasury Board and Finance	252

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Operating Expense

Interest Payments on Corporate Tax Refunds	7,000	20,000	12,000

Climate Leadership Plan – Consumer Rebates	2,000	2,000	-

Teachers’ Pre-1992 Pensions - Payments	496,250	497,750	489,917

Public Sector Pension - Payments	60,000	60,000	60,000

Scientific Research and Experimental Development Tax Credit	500	500	-

Tax and Revenue Management	590	590	590

Motor Vehicle Accident Claims	43,521	52,021	51,521

Debt Servicing

Debt Servicing Costs	3,021,344	2,976,220	3,463,822

DEPARTMENT NON-CASH AMOUNTS

Capital Grants

Tax and Revenue Management	-	628	-

Amortization

Financial Sector and Pensions	50	50	50

Valuation Adjustments and Other Provisions

Ministry Support Services	-	-	125

Tax and Revenue Management	500	500	125

Motor Vehicle Accident Claims	6,000	6,000	6,000

Corporate Income Tax Allowance Provision	20,000	20,000	20,000

Pension Provisions

Change in Unfunded Pension Obligation	(326,000)	(111,000)	(322,000)
Total	3,331,755	3,525,259	3,782,150

CAPITAL INVESTMENT

DEPARTMENT STATUTORY AMOUNTS

Investment

Ministry Support Services	1,200	1,200	-
Total	1,200	1,200	-

253	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED…continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate

DEPARTMENT STATUTORY AMOUNTS

Loans and Advances

Agriculture Financial Services Corporation	4,918,432	3,316,432	3,466,432

Alberta Petroleum Marketing Commission	6,301,092	4,887,883	6,566,446

Alberta School Foundation Fund	2,661,000	2,553,000	2,610,000

ATB Financial	8,548,576	12,369,637	13,709,208

Balancing Pool	1,623,000	1,314,000	1,249,000

Debt Repayment

Agriculture Financial Services Corporation	4,947,891	3,441,432	3,591,432

Alberta Oil and Gas Orphan Abandonment and Reclamation Association	30,200	-	-

Alberta Petroleum Marketing Commission	5,924,491	5,242,900	6,921,463

ATB Financial	8,571,047	11,411,907	13,520,731

Balancing Pool	1,743,000	1,376,000	1,311,000
Total	45,268,729	45,913,191	52,945,712

Treasury Board and Finance	254

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2026-27 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2026-27 Estimate
EXPENSE

Ministry Support Services	11,411	125	-	(211)	11,325

Treasury Board Secretariat	10,232	-	-	-	10,232

Fiscal Planning and Economic Analysis	13,221	-	-	-	13,221

Investment, Treasury and Risk Management	9,925	-	401,438	(192,091)	219,272

Office of the Controller	8,313	-	-	-	8,313

Tax and Revenue Management	43,001	12,715	-	(6,775)	48,941

Financial Sector and Pensions	36,520	60,050	160,046	(42)	256,574

Provincial Bargaining and Compensation Office	5,644	-	-	-	5,644

Public Service Commission	107,122	-	-	(250)	106,872

AIMCo Investment Management Services	-	-	1,054,360	(187,246)	867,114

Teachers’ Pre-1992 Pensions - Payments	-	489,917	-	-	489,917

Motor Vehicle Accident Claims	-	57,521	-	-	57,521

Corporate Income Tax Allowance Provision	-	20,000	-	-	20,000

Debt Servicing Costs	-	3,463,822	-	(205,442)	3,258,380

Change in Unfunded Pension Obligation	-	(322,000)	-	-	(322,000)
Total	245,389	3,782,150	1,615,844	(592,057)	5,051,326

CAPITAL INVESTMENT

Ministry Support Services	25	-	-	-	25

Financial Sector and Pensions	8,300	-	10,456	-	18,756

Public Service Commission	25	-	-	-	25

AIMCo Investment Management Services	-	-	1,000	-	1,000
Total	8,350	-	11,456	-	19,806

CONTINGENCY	2,000,000	-	-	-	2,000,000

RECONCILIATION BY TYPE OF SPENDING

EXPENSE

Operating expense	245,389	640,278	1,603,191	(386,255)	2,102,603

Amortization	-	50	12,293	-	12,343

Debt servicing costs - general	-	1,943,779	360	(205,802)	1,738,337

Debt servicing costs - capital plan	-	1,520,043	-	-	1,520,043

Pension provisions	-	(322,000)	-	-	(322,000)

Total	245,389	3,782,150	1,615,844	(592,057)	5,051,326

CAPITAL INVESTMENT	8,350	-	11,456	-	19,806

CONTINGENCY	2,000,000	-	-	-	2,000,000

255	Treasury Board and Finance

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
REVENUE

Personal Income Tax	15,509,644	14,771,186	15,933,271

Corporate Income Tax	6,764,266	7,420,004	7,300,010

Other Taxes	3,177,759	3,190,121	3,341,159

Transfers from Government of Canada	2,094,122	2,117,697	2,203,458

Investment Income	2,469,593	4,036,501	3,860,496

Net Income from Commercial Operations	300,005	417,765	444,559

Premiums, Fees and Licences	278,858	319,313	359,710

AIMCo Investment Management Charges	988,343	844,498	867,474

Other Revenue	111,383	115,029	120,698

Ministry Total	31,693,973	33,232,114	34,430,835

Inter-Ministry Consolidations	(335,872)	(327,509)	(326,817)

Consolidated Total	31,358,101	32,904,605	34,104,018

EXPENSE

Ministry Support Services	8,604	10,170	11,327

Treasury Board Secretariat	9,339	9,839	10,232

Fiscal Planning and Economic Analysis	12,384	13,389	13,221

Investment, Treasury and Risk Management	414,759	389,506	398,891

Office of the Controller	7,106	7,640	8,313

Tax and Revenue Management	43,313	61,561	55,716

Financial Sector and Pensions	232,165	226,232	256,574

Provincial Bargaining and Compensation Office	4,591	5,052	5,644

Public Service Commission	79,452	100,489	107,122

AIMCo Investment Management Services	988,043	844,198	867,114

Carbon Tax - Consumer Rebates	2,000	2,000	-

Teachers’ Pre-1992 Pensions - Payments	496,250	497,750	489,917

Motor Vehicle Accident Claims	49,521	58,021	57,521

Scientific Research and Experimental Development Tax Credits	500	500	-

Corporate Income Tax Allowance Provision	20,000	20,000	20,000

Debt Servicing Costs	2,952,344	2,907,220	3,394,822

Change in Unfunded Pension Obligation	(326,000)	(111,000)	(322,000)

Contingency / Disaster and Emergency Assistance	4,000,000	-	2,000,000

Ministry Total	8,994,371	5,042,567	7,374,414

Inter-Ministry Consolidations	(307,630)	(311,866)	(323,088)

Consolidated Total	8,686,741	4,730,701	7,051,326
Net Operating Result	22,671,360	28,173,904	27,052,692

Treasury Board and Finance	256

MINISTRY FINANCIAL STATEMENTS…continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2025-26 Budget	2025-26 Forecast	2026-27 Estimate
INVESTMENT

Ministry Support Services	1,225	1,225	25

Financial Sector and Pensions	6,585	5,132	18,756

Public Service Commission	25	25	25

AIMCo Investment Management Services	1,310	5,325	1,000
Consolidated Total	9,145	11,707	19,806

AMORTIZATION	(24,255)	(24,137)	(12,343)

DISPOSALS OR WRITE OFFS	-	(628)	-
Change in Capital Assets Total	(15,110)	(13,058)	7,463

257	Treasury Board and Finance